SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[X] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

                              FACTUAL DATA CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[_]   No fee required
[X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Factual Data Corp. common stock
(2)   Aggregate number of securities to which transaction applies: 6,223,607
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      The amount on which the filing fee is calculated is based on a price per share of $17.23, the average of the high and low prices of Factual Data Corp. common stock reported on The Nasdaq National Market on July 2, 2003.
(4)   Proposed maximum aggregate value of transaction: $107,232,749
(5)   Total fee paid:
      $8,675.13 (0.00008090 multiplied by $107,232,749).

[_]   Fee paid previously with preliminary materials.
[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid: $8,675.13
(2)   Form, Schedule or Registration Statement No.: Form S-4
(3)   Filing Party: Kroll Inc.
(4)   Date Filed: July 3, 2003

KROLL LOGO                                                         FACTUAL LOGO

           PRELIMINARY COPY, SUBJECT TO COMPLETION, DATED JULY 7, 2003

                           PROXY STATEMENT/PROSPECTUS

                 MERGER PROPOSED -- YOUR VOTE IS VERY IMPORTANT

THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THE SECURITIES OFFERED BY THIS PROXY STATEMENT/PROSPECTUS UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

To the Shareholders of Factual Data Corp.:

      I am writing to you today about our proposed merger with Kroll Inc. The board of directors of Factual Data Corp. has unanimously approved the agreement and plan of reorganization pursuant to which Kroll will acquire Factual Data. In order to complete the merger, the holders of at least two-thirds of the outstanding shares of Factual Data common stock must approve and adopt the merger agreement and the merger. We are excited by the opportunities we envision for the combined company. Kroll is one of the world's leading risk mitigation and consulting companies. Kroll's broad sales channels and extensive resources will help bring Factual Data's products and technologies to a wider range of customers than we can reach alone. Your board of directors has determined that it is desirable and in the best interests of Factual Data and its shareholders that Factual Data proceed with the merger and that the terms of the merger are fair to you, and unanimously recommends that you vote to approve and adopt the merger agreement and the merger.

      Pursuant to the merger, a subsidiary of Kroll will merge with and into Factual Data and Factual Data will become a wholly-owned subsidiary of Kroll. For each share of Factual Data common stock owned just before the merger, Factual Data shareholders will be entitled to receive $14.00 in cash and a fractional share of Kroll common stock calculated to have a value equal to $3.50, based on the volume weighted average price of Kroll common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at a special meeting. However, the value of this fractional share may change depending upon the average trading price of Kroll common stock before the merger. This is explained in further detail in this proxy statement/prospectus. Kroll will also assume Factual Data employees' options to purchase shares of Factual Data common stock, and those options will become exercisable to purchase shares of Kroll common stock at the same exchange ratio. Kroll common stock is listed on The Nasdaq National Market under the symbol "KROL."

      You will be asked to vote on the merger agreement and the merger at a special meeting of Factual Data shareholders to be held on _________, 2003, at 10:00 a.m. Mountain Time, at Factual Data's offices at 5200 Hahns Peak Drive, Loveland, Colorado 80538. Only shareholders who hold shares of Factual Data common stock at the close of business on __________, 2003 will be entitled to vote at the special meeting.

      Roth Capital Partners, LLC, an investment banking firm engaged by Factual Data in connection with the merger, has rendered an opinion, dated June 23, 2003, to the board of directors of Factual Data that, as of such date and based upon and subject to the various considerations set forth in the opinion, the merger consideration offered by Kroll is fair, from a financial point of view, to holders of Factual Data common stock.

      Your vote is very important. Regardless of the number of shares you own, the board of directors of Factual Data hopes that you will attend the special shareholders' meeting in person. Whether or not you plan to attend, please take the time to vote by completing the enclosed proxy card and promptly mailing it to Factual Data as requested to ensure that your shares are represented at the meeting. Shareholders who execute proxies retain the right to revoke them at any time prior to the voting of those proxies. To approve and adopt the merger agreement and the merger, you must vote FOR the proposal by following the instructions stated on the enclosed proxy card. If you sign and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote FOR the approval and adoption of the merger agreement and the merger. If you do not vote at all, it will, in effect, count as a vote against the approval and adoption of the merger agreement and the merger. Your board of directors urges you to vote for this proposal.

      This proxy statement/prospectus provides you with detailed information about the merger and the special meeting of shareholders, and it includes the merger agreement as Annex A. You can obtain more information about Kroll and Factual Data from publicly available documents filed with the Securities and Exchange Commission. We encourage you to read carefully this entire document, including all its annexes, and we especially encourage you to read the section entitled "Risk Factors" beginning on page _____.

                                    Very truly yours,


                                    J.H. Donnan
                                    Chairman and Chief Executive Officer
                                    Factual Data Corp.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE SHARES OF COMMON STOCK TO BE ISSUED BY KROLL IN THE MERGER OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      This proxy statement/prospectus is dated __________, 2003, and was first mailed to Factual Data shareholders on or about ___________, 2003.

                      REFERENCES TO ADDITIONAL INFORMATION

      This proxy statement/prospectus incorporates by reference important business and financial information about Kroll and Factual Data from reports and documents that they have filed with the Securities and Exchange Commission, but are not included in, or delivered with, this joint proxy statement/prospectus. This information is available to you without charge upon your written or oral request. You can obtain documents related to Kroll and Factual Data, respectively, that are incorporated in this joint proxy statement/prospectus by requesting them in writing, or by telephone, from:

      KROLL INC.                           FACTUAL DATA CORP.
      900 THIRD AVENUE                     5200 HAHNS PEAK DRIVE
      NEW YORK, NEW YORK  10022            LOVELAND, COLORADO  80538
      ATTN:  PHILIP J. DENNING             ATTN:  DEANA LEE
      TEL NO.:  (212) 593-1000             TEL NO.:  (970) 663-5700

      If you would like to request documents, please do so by _____________, 2003 in order to receive them before the special shareholders meeting.

      See also "Where You Can Find More Information" on page __.

                               FACTUAL DATA CORP.
                              5200 HAHNS PEAK DRIVE
                            LOVELAND, COLORADO 80538

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD __________, 2003

TO THE SHAREHOLDERS OF FACTUAL DATA CORP.:

      A special meeting of Factual Data Corp. shareholders will be held on ______, July ___, 2003, at 10:00 a.m. Mountain Time, at Factual Data's offices at 5200 Hahns Peak Drive, Loveland, Colorado 80538, for the following purposes:

            1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Reorganization, dated June 23, 2003, by and among Kroll Inc., Golden Mountain Acquisition Corporation, which is a newly formed, wholly-owned subsidiary of Kroll, and Factual Data, pursuant to which Golden Mountain Acquisition Corporation will be merged with and into Factual Data and Factual Data will become a wholly-owned subsidiary of Kroll, on the terms and conditions set forth in the merger agreement, and to approve and adopt the merger;

            2. To transact such other business as may properly be brought before the special meeting and any adjournment or postponement of the special meeting.

      Your board of directors has determined that the merger is desirable and in the best interests of Factual Data and you and that the terms of the merger are fair to Factual Data and to you, and unanimously recommends that you vote to approve and adopt the merger agreement and the merger. The terms of the proposed merger with Kroll and the related merger agreement are more fully described in the proxy statement/prospectus attached to this notice.

      Only holders of record of Factual Data common stock at the close of business on ________, 2003 are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement of the special meeting. A complete list of shareholders entitled to vote at the meeting will be available for the examination by any shareholder of record during normal business hours, at the executive offices of Factual Data, for a period of 10 days prior to the date of the meeting. This list will also be available for review at the meeting, for the duration of such meeting, and may be inspected by any shareholder who is present at the meeting.

      Factual Data shareholders have a right to dissent from the merger and obtain payment for their shares by complying with Article 113 of the Colorado Business Corporation Act, as described in the accompanying proxy statement/prospectus. A copy of Article 113 is attached to the proxy statement/prospectus as Annex C.

      We encourage you to vote on this important matter.

                                    By the Order of the Board of Directors,


                                    J.H. Donnan
                                    Chairman and Chief Executive Officer
                                    Factual Data Corp.
                                    Loveland, Colorado

_________, 2003

                                IMPORTANT NOTICE

      YOUR VOTE IS VERY IMPORTANT TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING. YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT/PROSPECTUS CAREFULLY AND THEN SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BY FOLLOWING THE INSTRUCTIONS ON THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING. YOU MAY VOTE IN PERSON AT THE SPECIAL MEETING EVEN IF YOU HAVE RETURNED A PROXY CARD.

PLEASE DO NOT SEND ANY FACTUAL DATA STOCK CERTIFICATES AT THIS TIME.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
WHERE YOU CAN FIND MORE INFORMATION ....................................     i

SUMMARY ................................................................     5

FORWARD LOOKING INFORMATION ............................................    12

RISK FACTORS ...........................................................    14

RECENT DEVELOPMENTS CONCERNING KROLL ...................................    23

FACTUAL DATA LITIGATION ................................................    23

SUMMARY SELECTED CONSOLIDATED HISTORICAL FINANCIAL INFORMATION FOR
      KROLL AND FACTUAL DATA ...........................................    24

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL INFORMATION .    29

COMPARATIVE PER SHARE INFORMATION ......................................    30

COMPARATIVE MARKET VALUE INFORMATION ...................................    32

THE SPECIAL MEETING ....................................................    33
      Date, Time and Place .............................................    33
      Purpose of the Special Meeting ...................................    33
      Vote Required ....................................................    33
      Recommendation of Board of Directors .............................    33
      Record Date; Shares Entitled to Vote .............................    34
      Quorum; Abstentions and Broker Non-Votes .........................    34
      Shares Owned and Voted by Directors and Executive Officers;
            Agreements to Vote in Favor of the Merger Agreement and the
            Merger .....................................................    34
      Voting Procedures ................................................    35
      Revoking Your Proxy ..............................................    36
      Solicitation of Proxies and Expenses .............................    36
      Dissenters' Rights ...............................................    36
      Other Matters ....................................................    37

THE MERGER .............................................................    38
      General ..........................................................    38
      Background of the Merger .........................................    38
      Factual Data Board of Directors' Reasons for the Merger ..........    41
      Recommendation of the Board of Directors .........................    45
      Opinion of Roth Capital Partners, LLC ............................    45
      Interests of Factual Data Directors, Officers and Key Employees
            in the Merger Other Than as Shareholders ...................    52

      Material U.S. Federal Income Tax Consequences ....................    53
      Accounting Treatment .............................................    54
      Regulatory Approvals Required for the Merger .....................    55
      Antitrust Matters ................................................    55
      Federal Securities Law Consequences ..............................    55
      Nasdaq Listing ...................................................    56
      Dissenters' Rights ...............................................    56

THE MERGER AGREEMENT ...................................................    60
      General ..........................................................    60
      The Merger .......................................................    60
      Effective Time ...................................................    60
      Merger Consideration .............................................    60
      Representations and Warranties ...................................    62
      Conduct of Business by Factual Data and Kroll ....................    62
      No Solicitation ..................................................    66
      Other Material Covenants .........................................    67
      Conditions to Completion of the Merger ...........................    70
      Termination ......................................................    73
      Amendment and Waiver; Parties in Interest ........................    76

THE VOTING AGREEMENT ...................................................    77

COMPARATIVE PER SHARE PRICES AND DIVIDENDS .............................    78

UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS ...........    79

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS ..    85

COMPARISON OF RIGHTS OF KROLL STOCKHOLDERS AND FACTUAL DATA SHAREHOLDERS    90

LEGAL MATTERS ..........................................................   101

EXPERTS ................................................................   101


ANNEX A Agreement and Plan of Reorganization, dated June 23, 2003, by and among Kroll Inc., Golden Mountain Acquisition Corporation and Factual Data Corp.

ANNEX B     Opinion of Roth Capital Partners, LLC

ANNEX C Sections of the Colorado Business Corporation Act Regarding Dissenters' Rights (7-113-101 through 7-113-302)

                       WHERE YOU CAN FIND MORE INFORMATION

      Kroll and Factual Data file annual, quarterly and special reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. You may read and copy this information at, or obtain copies of this information by mail from, the SEC's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room.

      The filings of Kroll and Factual Data with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov".

      Kroll filed a registration statement on Form S-4 to register with the SEC the shares of Kroll common stock to be delivered in connection with the merger. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Kroll, in addition to being a proxy statement of Factual Data for the special meeting of Factual Data shareholders. As allowed by SEC rules, this proxy statement/prospectus does not contain all the information you can find in the registration statement or the exhibits to the registration statement. You may obtain copies of the Form S-4 (and any amendments to that document) in the manner described above.

      This proxy statement/prospectus incorporates by reference the following documents that Kroll and Factual Data have previously filed with the SEC:

KROLL SEC FILINGS
(FILE NO. 000-21629)                                           PERIOD OR FILING DATE
---------------------                                          ---------------------
Annual Report on Form 10-K                           Fiscal year ended December 31, 2002
Quarterly Report on Form 10-Q                        Quarter ended March 31, 2003
Current Reports on Form 8-K                          Filed on March 7, May 1, June 19 and
                                                     June 30, 2003
Definitive Proxy Statement                           Filed on April 30, 2003
The description of shares of Kroll capital           Filed on September 5, 2002
  stock as set forth in its Registration
  Statement on Form S-3

FACTUAL DATA SEC FILINGS
(FILE NO. 000-24205)                                           PERIOD OR FILING DATE
--------------------                                           ---------------------
Annual Report on Form 10-K                           Fiscal year ended December 31, 2002
Quarterly Report on Form 10-Q                        Quarter ended March 31, 2003
Current Reports on Form 8-K                          Filed on February 10, February 13,
                                                     February 14, April 14, April 16, April
                                                     24, June 24, and July 2, 2003
Definitive Proxy Statement                           Filed on April 1, 2003

      This proxy statement/prospectus is accompanied by a copy of Factual Data's Annual Report on Form 10-K for the year ended December 31, 2002 and Quarterly Report on Form 10-Q for the period ended March 31, 2003. Kroll and Factual Data are also incorporating by reference additional documents that they file with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act between the date of this proxy statement/prospectus and the date of the Factual Data special meeting. The information incorporated by reference is considered to be part of this proxy statement/prospectus, except for any information that is superseded by information that is included in this proxy statement/prospectus.

      Kroll has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to Kroll, and Factual Data has supplied all information contained or incorporated by reference in this proxy statement/prospectus relating to Factual Data.

      AS A RESULT, YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS WHEN DECIDING HOW TO VOTE ON THE PROPOSAL TO BE CONSIDERED AT THE SPECIAL SHAREHOLDERS MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS. THIS PROXY STATEMENT/PROSPECTUS IS DATED ________, 2003. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THIS DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT/PROSPECTUS NOR THE DELIVERY OF SHARES OF KROLL COMMON STOCK IN CONNECTION WITH THE MERGER WILL CREATE ANY IMPLICATION TO THE CONTRARY.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:    WHAT IS THE PROPOSED TRANSACTION AND WHAT ARE THE REASONS FOR IT?

A:    Kroll will acquire Factual Data by merging a wholly-owned subsidiary of
Kroll into Factual Data. As a result of the merger, Factual Data will become a wholly-owned subsidiary of Kroll. For shareholders of Factual Data, the merger will provide cash and allow participation in a larger and more diversified public company and will provide more resources for Factual Data to expand its business and its market presence. The reasons Factual Data and Kroll are proposing the merger are discussed in more detail later in this proxy statement/prospectus. See "The Merger - Factual Data Board of Directors' Reasons for the Merger," beginning on page _____.

Q.    WHAT WILL FACTUAL DATA SHAREHOLDERS RECEIVE IN THE MERGER?

A:    Upon completion of the merger, for each share of Factual Data common stock owned just before the merger, Factual Data shareholders will be entitled to receive $14.00 in cash and a partial share of Kroll common stock calculated to have a value equal to $3.50 based on the volume weighted average price of Kroll common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the Factual Data special meeting. If this average price is $29.15 or more, Factual Data shareholders will receive 0.1201 of a share of Kroll common stock. If this average price is $23.85 or less, Factual Data shareholders will receive 0.1467 of a share of Kroll common stock. However, if this average price is less than $23.85, the Factual Data board of directors can terminate the merger agreement unless Kroll agrees to deliver to Factual Data shareholders Kroll common stock calculated to have a value equal to $3.50 for each share of Factual Data common stock, based on the volume weighted average price of Kroll common stock over the period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the Factual Data special meeting.

      The market price of Kroll common stock on the date of the merger will probably be different from the volume weighted average price of Kroll common stock over the period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the Factual Data special meeting. Thus, the value of the shares that Factual Data shareholders will receive as a result of the merger may be more or less than $3.50 per share. We believe using a 20 trading day period gives a better measure of the value over time of the stock to be received.

      Kroll will issue only whole shares and will pay cash instead of issuing fractional shares.

      In addition, Kroll will assume employee stock options to purchase shares of Factual Data common stock that are outstanding and not exercised immediately before the merger. Assumed options will become exercisable to purchase shares of Kroll common stock and will generally have the same terms and conditions, including vesting provisions, as were applicable under the Factual Data option plans, except that the number of common shares subject to such stock options and the exercise price of such stock options will each be adjusted by the final exchange ratio in the merger. See "The Merger Agreement - Other Material Covenants" beginning on page __ of this proxy statement/prospectus.

Q:    WILL FACTUAL DATA SHAREHOLDERS BE ABLE TO TRADE THE KROLL STOCK THAT THEY
RECEIVE IN THE MERGER?

A:    Yes, the shares of Kroll common stock you receive in the merger will be listed on The Nasdaq National Market under the symbol "KROL." Certain persons who are deemed affiliates of Factual Data will be required to comply with Rule 145 promulgated under the Securities Act of 1933, as amended, which we refer to as the Securities Act, if they sell their shares of Kroll common stock received in the merger. Four shareholders of Factual Data, J.H. Donnan, the Chief Executive Officer of Factual

Data, Marcia Donnan, J.H. Donnan's wife, James Donnan, President of Factual Data, and Russell Donnan, Chief Information Officer of Factual Data, have agreed that they will not sell, pledge or otherwise transfer the Kroll shares they receive in the merger for a period of three years although some of their shares will be released from this lock-up in equal amounts at the end of the first and second anniversaries of the closing of the merger, unless released earlier in connection with the termination of any such shareholder's employment with Factual Data under certain circumstances.

Q:    WHAT ARE THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO ME BECAUSE
OF THE MERGER?

A: It is expected that, for United States federal income tax purposes, the merger will be treated as a taxable sale by the Factual Data shareholders of their shares of Factual Data common stock in which a Factual Data shareholder will recognize gain or loss equal to the difference between (1) the amount of the cash consideration plus the fair market value of the stock consideration received in the merger and (2) the shareholder's adjusted tax basis in the shares of Factual Data common stock surrendered in the merger.

Q:    WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A:    The merger is subject to various conditions described in the merger agreement. We anticipate that the last of these conditions to be satisfied will be the shareholder approval at the special meeting of Factual Data shareholders described in this proxy statement/prospectus. Accordingly, if the shareholders approve and adopt the merger agreement and the merger, we expect to complete the merger shortly after the meeting.

Q:    WHAT SHAREHOLDER APPROVAL IS REQUIRED TO APPROVE THE MERGER?

A:    We cannot complete the merger unless, among other things, at least two-thirds (66-2/3%) of the shares of Factual Data common stock outstanding and entitled to vote at the special meeting vote to approve and adopt the merger agreement and the merger. As of the Factual Data record date, Factual Data directors, officers, the wife of a director and two institutional shareholders were entitled to vote 3,498,669 shares or approximately 56% of Factual Data's outstanding common stock. These persons have already agreed with Kroll to vote their shares of Factual Data common stock in favor of the approval and adoption of the merger agreement and the merger.

The approval of Kroll's stockholders is not required in connection with the merger.

Q:    WHAT DOES FACTUAL DATA'S BOARD OF DIRECTORS RECOMMEND?

A:    After careful consideration of numerous factors, including a fairness opinion from Roth Capital Partners, LLC, an investment banking firm, your board of directors has determined that the proposed merger is desirable and in the best interests of Factual Data and its shareholders, that Factual Data proceed with the merger and that the terms of the merger are fair to you, and unanimously recommends that you vote FOR the proposal to approve and adopt the merger agreement and the merger.

Q:    AM I ENTITLED TO DISSENTERS' RIGHTS IN CONNECTION WITH THE MERGER?

A:    Yes. You are entitled to dissent to the merger and exercise your rights under Colorado law. See "The Merger - Dissenters' Rights" beginning on page __ of this proxy statement/prospectus.

Q:    ARE THERE RISKS I SHOULD CONSIDER IN DECIDING WHETHER TO VOTE FOR THE
APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE MERGER?

A:    Yes. You should consider carefully the risk factors set out in the section entitled "Risk Factors" beginning on page __ of this proxy statement/prospectus.

Q:    WHERE CAN I FIND MORE INFORMATION ABOUT KROLL AND FACTUAL DATA?

A:    You can find more information about Kroll and Factual Data from reading this proxy statement/prospectus and the various sources described in this proxy statement/prospectus under the section entitled "Where You Can Find More Information" beginning on page ____.

Q:    WHEN AND WHERE IS THE SHAREHOLDER MEETING?

A:    The Factual Data special meeting will be held on ________, July ___, 2003 at 10:00 A.M., Mountain time, at the offices of Factual Data at 5200 Hahns Peak Drive, Loveland, Colorado 80538.

Q:    WHAT WILL HAPPEN AT THE SPECIAL MEETING?

A:    At the special meeting, Factual Data shareholders will vote on the merger agreement and the transactions contemplated by the merger agreement, including the merger.

Q:    WHAT DO I NEED TO DO TO VOTE?

A:    After carefully reading and considering the information contained in this proxy statement/prospectus, please mail your completed and signed proxy card in the enclosed postage-paid return envelope as soon as possible so that your shares may be represented at the special meeting. In order to assure that we obtain your vote, please vote as instructed on your proxy card even if you currently plan to attend the special meeting in person.

      If you sign and mail your proxy and do not indicate how you want to vote, your proxy will be voted FOR the approval and adoption of the merger agreement and the merger.

Q:    MAY I CHANGE MY VOTE EVEN AFTER RETURNING A PROXY CARD?

A:    Yes. If you want to change your vote, you may do so at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can complete and send a proxy with a later date. Second, you can send a written notice to the corporate secretary of Factual Data or its proxy solicitor stating that you would like to revoke your proxy. Third, you can attend the special meeting and vote in person. Your attendance at the special meeting alone will not revoke your proxy. See "The Special Meeting -- Revoking Your Proxy" on page ____ of this proxy statement/prospectus.

Q:    IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY
SHARES FOR ME?

A:    No. You should contact your broker. You should follow the directions provided by your broker to vote your shares. Your broker will not vote your shares on the merger proposal unless your broker receives appropriate instructions from you. If you do not provide your broker with voting instructions, your shares will be considered present at the special meeting for purposes of determining a quorum but will not be considered to have been voted in favor of approval and adoption of the merger agreement and the merger. As a result, your shares will be considered to have been voted against approval and adoption of the merger agreement and the merger if you do not give appropriate instructions to your broker.

      If you have instructed your broker to vote your shares, you must follow directions received from your broker to change those instructions. You cannot vote shares held in "street name" by returning a proxy card directly to Factual Data or by voting in person at the special meeting.

Q:    SHOULD I SEND IN MY FACTUAL DATA STOCK CERTIFICATES NOW?

A:    No. If Factual Data shareholders approve and adopt the merger agreement and the merger, shortly after the merger is completed, Kroll will send you written instructions, including a letter of transmittal, that will explain how to exchange your Factual Data stock certificates for Kroll stock certificates and cash. Please do not send in any Factual Data stock certificates until you receive these written instructions and the letter of transmittal.

Q:    WHO CAN HELP ANSWER MY QUESTIONS?

A:    If you have any questions about the merger or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card, you should contact:

Factual Data Corp.
5200 Hahns Peak Drive
Loveland, Colorado 80538
Attention:  Daena Lee, Investor Relations
Telephone:  (970) 663-5700

You may also contact Factual Data's proxy solicitation agent:

Georgeson Shareholder Communications Inc.
17 State Street, 10th Floor
New York, New York 10004
Telephone:  (877) 743-0668

                                     SUMMARY

      This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. To better understand the merger and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement/prospectus and the other documents to which you have been referred. See "Where You Can Find More Information" on page _____. In particular, you should read the documents annexed to this proxy statement/prospectus, including the agreement and plan of reorganization and the opinion of Roth Capital Partners, LLC, an investment banking firm engaged by Factual Data in connection with the merger. Items in this summary include page references directing you to a more complete description of that item.

                                  THE COMPANIES


KROLL INC.
900 Third Avenue
New York, New York 10022
(212) 593-1000

Kroll is a leading global provider of complementary risk consulting services. Kroll assists businesses, governments and individuals throughout the world in preventing, mitigating and responding to risk through an integrated suite of services. Kroll's five business groups enable it to provide its clients with comprehensive, single source, risk consulting services. These five business groups are: (1) Consulting Services, which include business and financial investigations, forensic accounting, business valuation, litigation consulting, due diligence, litigation intelligence, asset tracing and analysis, monitoring and special inquiries, market intelligence and intellectual property infringement investigations; (2) Corporate Advisory and Restructuring, which include corporate restructuring, operational turnaround, strategic advisory services, financial crisis management and corporate finance services; (3) Technology Services, which include electronic discovery, data recovery and computer forensics services, along with related software solutions; (4) Background Screening, which include pre-employment and security background screening and substance abuse testing; and (5) Security Services, which include security architecture and design, corporate security consulting, emergency management and environmental services as well as protective services, operations and training.

Shares of Kroll common stock are quoted for trading on The Nasdaq National Market under the symbol "KROL."

For additional information regarding the business of Kroll, please see Kroll's Annual Report on Form 10-K for the year ended December 31, 2002 and other filings of Kroll with the SEC, which are incorporated by reference into this proxy statement/prospectus. See "Where You Can Find More Information" on page
__.

FACTUAL DATA CORP.
5200 Hahns Peak Drive
Loveland, Colorado 80538
(970) 663-5700

Factual Data provides a wide range of customized information services to businesses across the United States that assist them in making critical decisions, such as determining whether to make a mortgage or other loan, offer employment, accept new tenants, or enter into a business relationship. Factual Data specializes in providing customized mortgage credit reports and other mortgage related services, consumer credit reports, employment screening, resident screening, and commercial credit reports.

Factual Data's customers include mortgage lenders and independent mortgage brokers, consumer lenders, employers, property managers, and other business customers desiring information regarding creditworthiness and other matters. Factual Data is an industry leader in delivering its service offerings over the Internet and in utilizing technology and customer service to provide its services with the speed, reliability, accuracy and customization that industry participants increasingly demand. Factual Data markets its services through its website and nationally through offices located in major metropolitan areas.

Shares of Factual Data common stock are quoted for trading on The Nasdaq National Market under the symbol "FDCC."

                          THE SPECIAL MEETING (PAGE __)

The special meeting of Factual Data shareholders will be held on ________, __________, 2003, at 10:00 a.m., Mountain Time, at the offices of Factual Data at 5200 Hahns Peak Drive, Loveland, Colorado 80538.

The record date for Factual Data shareholders entitled to receive notice of and to vote at the Factual Data special meeting is the close of business on _________, 2003. On that date, there were 6,222,684 shares of Factual Data common stock outstanding of which approximately 3,498,669 were held by directors and officers of Factual Data, the wife of a director and two institutional shareholders. Each holder of record of Factual Data common stock on the record date is entitled to one vote per share on the proposal to be presented at the special meeting.

                             THE MERGER (PAGE _____)

The proposed merger is to be completed pursuant to a merger agreement among Kroll, Factual Data and Golden Mountain Acquisition Corporation, a wholly-owned subsidiary of Kroll. In the merger, Golden Mountain Acquisition Corporation will merge with and into Factual Data and Factual Data will become a wholly-owned subsidiary of Kroll. A copy of the merger agreement is attached to this proxy statement/prospectus as Annex A.

THE EXCHANGE RATIO; MERGER CONSIDERATION

Upon completion of the merger, for each share of Factual Data common stock owned just before the merger, Factual Data shareholders will be entitled to receive $14.00 in cash and a partial share of Kroll common stock calculated to have a value equal to $3.50 based on the volume weighted average price of Kroll common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the Factual Data special meeting. If this average price is $29.15 or more, Factual Data shareholders will receive 0.1201 of a share of Kroll common stock. If this average price is $23.85 or less, Factual Data shareholders will receive 0.1467 of a share of Kroll common stock. However, if this average price is less than $23.85, the Factual Data board of directors can terminate the merger agreement unless Kroll agrees to deliver to Factual Data shareholders Kroll common stock calculated to have a value equal to $3.50 for each share of Factual Data common stock, based on the volume weighted average price of Kroll common stock over the period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the special meeting.

The market price of Kroll common stock on the date of the merger will probably be different from the volume weighted average price of Kroll common stock over the period for 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the special meeting. Thus, the value of the shares that Factual Data shareholders will receive as a result of the merger may be more or less than $3.50 per share. We believe using a 20 trading day period gives a better measure of the value over time of the stock to be received.

Factual Data will receive only whole shares of Kroll common stock and cash instead of any fractional shares.

FACTUAL DATA STOCK OPTIONS (PAGE ____)

Upon completion of the merger, Kroll will assume employee stock options to purchase shares of Factual Data common stock that are outstanding and not exercised immediately before the merger. Assumed options will become exercisable to purchase shares of Kroll common stock and will generally have the same terms and conditions as were applicable under the Factual Data option plans, except that the number of common shares subject to such stock options, and the exercise price of such stock options, will each be adjusted according to the final exchange ratio in the merger. See "The Merger Agreement - Other Material Covenants" beginning on page __ of this proxy statement/prospectus.

DISSENTERS' RIGHTS

Under Colorado law, Factual Data shareholders will have the right to dissent from the merger and, subject to various conditions provided for under Colorado law, receive cash for their Factual Data shares if the merger is completed. To do this, holders of dissenting Factual Data shares must follow required procedures, including filing notices and not voting their shares in favor of the merger. A dissenting Factual Data shareholder will not receive any consideration in the merger. See "The Merger - Dissenters' Rights" beginning on page _____ for a description of the dissenters' rights available to Factual Data shareholders and how they can exercise those rights. A copy of the Colorado dissenters' rights statute is attached to this proxy statement/prospectus as Annex C.

RESTRICTIONS ON THE ABILITY TO SELL SHARES OF KROLL COMMON STOCK

All shares of Kroll common stock received by shareholders of Factual Data in connection with the merger will be freely transferable, except for shares of Kroll common stock received by Factual Data shareholders who are considered to be "affiliates" of Factual Data under the Securities Act of 1933 at the time of the Factual Data special meeting. See "The Merger - Federal Securities Law Consequences" on page _____. These persons may sell Kroll common stock they receive in the merger in accordance with the volume and others limitations prescribed by Rule 145 adopted under the Securities Act and all other legal requirements. In addition, four shareholders of Factual Data, J.H. Donnan, Marcia Donnan, James Donnan and Russell Donnan, have agreed that they will not sell, pledge or otherwise transfer the Kroll shares they receive in the merger for a period of three years although some of their shares will be released from this lock-up in equal amounts at the end of the first and second anniversaries of the closing of the merger, unless released earlier in connection with the termination of any such shareholder's employment with Factual Data under certain circumstances.

TAX TREATMENT

It is expected that, for United States federal income tax purposes, the merger will be treated as a taxable sale by the Factual Data shareholders of their shares of Factual Data common stock in which a Factual Data shareholder will recognize gain or loss equal to the difference between (1) the amount of the cash consideration plus the fair market value of the stock consideration received in the merger and (2) the shareholder's adjusted tax basis in the shares of Factual Data common stock surrendered in the merger.

To review the tax consequences of the merger in greater detail, see "The Merger
- Material U.S. Federal Income Tax Consequences" beginning on page _____. The tax consequences to Factual Data shareholders will depend on the facts and circumstances of a shareholder's own situation. Factual Data shareholders should consult their tax advisors for a full understanding of the tax consequences to them.

INTERESTS OF FACTUAL DATA'S DIRECTORS, OFFICERS AND KEY EMPLOYEES IN THE MERGER

In considering the recommendation of the Factual Data board of directors in favor of the approval and adoption of the merger agreement and the merger, Factual Data shareholders should be aware that members of Factual Data's board of directors, executive officers and key employees will receive benefits as a result of the merger that will be in addition to or different from the benefits received by Factual Data shareholders generally. The board of Factual Data recognized those interests and considered them when it approved the merger agreement and the merger. These benefits include:

- the acceleration of the exercisability and vesting of 50,500 outstanding options held by directors, officers and key employees;

- employment agreements entered into between Kroll and senior Factual Data officers and key employees; and

- options to purchase shares of Kroll common stock that will be granted to certain senior Factual Data officers and key employees.

See "The Merger - Interests of Factual Data's Directors and Officers and Key Employees in the Merger Other Than as Shareholders" beginning on page _____.

REGULATORY APPROVALS REQUIRED FOR THE MERGER

Under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules under the HSR Act, we cannot complete the merger until we have given notification and furnished information relating to the operations of the parties and the industries in which they operate to the Antitrust Division of the U.S. Department of Justice and the Federal Trade Commission and a specified waiting period expires or is terminated. We both filed notification and report forms under the HSR Act with the Antitrust Division and the FTC on June 26, 2003.

CONDITIONS TO THE MERGER

Completion of the merger depends upon satisfaction of a number of conditions, including:

- continuing effectiveness of the registration statement of which this proxy statement/prospectus is a part;

- approval and adoption by the Factual Data shareholders of the merger agreement and the merger;

-     the absence of legal restraints to completion of the merger;

-     the receipt of all necessary regulatory or governmental clearances;

- the filing with The Nasdaq National Market of an application for the listing of additional shares for the Kroll common stock to be issued or reserved for issuance in connection with the merger;

- the absence of any material adverse changes in the businesses of Factual Data since December 31, 2002;

- the absence of any of the following "force majeure" events having occurred: (i) a general suspension of trading on the New York Stock Exchange or on Nasdaq for a period in excess of three hours, (ii) a decline in excess of 25% on the Nasdaq composite index after the date of the merger agreement, (iii) a general suspension of trading on Nasdaq for at least two consecutive business days during the five business days prior to completion of the merger; or (iv) armed hostilities, international calamity or acts of terrorism which has had or could reasonably be expected to have a material adverse effect on Factual Data; and

- that certain third party consents obtained by Factual Data continue to be in full effect.

For further details of all of the closing conditions, see "The Merger Agreement
- Conditions to Completion of the Merger" beginning on page _____.

If specified conditions to closing have not been satisfied by the date of the Factual Data shareholders meeting, Factual Data may adjourn its meeting until those conditions have been satisfied. See "The Merger Agreement - Other Material Covenants - Shareholders Meeting."

TERMINATION OF THE MERGER

Either Kroll or Factual Data may terminate the merger agreement if:

-     both parties consent in writing;

- the merger is not completed by October 31, 2003 through no fault of the party seeking to terminate the merger;

- the Factual Data shareholders do not approve and adopt the merger agreement and the merger;

-     there are legal restraints preventing the merger;

- a representation or warranty of the other party in the merger agreement fails to be true and correct in all material respects; provided that each party has the right to cure such failure within 15 days up until ____, 2003; or

- the other party fails to perform or comply in all material respects with a covenant, obligation or condition contained in the merger agreement and the failure is not cured within 15 days of a notice of breach.

Kroll also may terminate the merger agreement if:

- Factual Data's board of directors withdraws or modifies in a manner adverse to Kroll its approval, adoption or recommendation of the merger agreement or the merger;

- Factual Data's board of directors fails to reaffirm its recommendation of the merger agreement or the merger within 10 business days after Kroll requests a reaffirmation of the recommendation following the public announcement of an alternative acquisition proposal for Factual Data;

- Factual Data's board of directors recommends an alternative transaction with a third party;

- Factual Data's board of directors fails to recommend rejection of a tender or exchange offer being commenced by a third party for 15% or more of the outstanding shares of Factual Data stock;

- Factual Data fails to hold the special meeting within 45 days after the registration statement of which this proxy statement/prospectus is a part becomes effective, unless Factual Data adjourns its meeting because specified conditions have not been satisfied or waived by the date of its special meeting, as long as Factual Data holds the meeting within two business days after those conditions have been satisfied or waived; or

- If consents to assignment or change of control which Factual Data has obtained relating to agreements with Experian Information Solutions, Inc. are terminated or are otherwise no longer in effect prior to completion of the merger.

Factual Data may terminate the merger agreement to accept an alternative acquisition proposal if:

- its board of directors determines in good faith, after consultation with independent financial and legal advisors, that the alternative proposal
      (1) is reasonably capable of being completed on the terms proposed and (2) would result in a transaction more favorable to Factual Data shareholders from a financial point of view than the proposed merger with Kroll; and

- Factual Data gives Kroll notice that it intends to enter into an agreement or letter of intent regarding the alternative proposal, unless Kroll submits a counterproposal within 72 hours of receipt of such notice, in which event Factual Data will negotiate with Kroll in good faith until the expiration of such 72 hour period.

Factual Data may also terminate the agreement if the volume weighted average price of Kroll common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the Factual Data special meeting is less than $23.85; provided that (1) it delivers and does not withdraw written notice to Kroll no later than two trading days before the Factual Data special meeting that it is terminating the agreement for this reason and (2) Kroll has not agreed in writing at least one trading day prior to the date of the Factual Data special meeting to deliver to Factual Data shareholders the cash consideration and Kroll common stock valued at $3.50 per share of Factual Data common stock based on the 20 consecutive trading day volume weighted average price of the Kroll common stock.

For further details, see "The Merger Agreement - Termination" beginning on page
_____.

TERMINATION FEE; FEES AND EXPENSES; NO SOLICITATION PROVISIONS

If the merger is terminated under specified circumstances, generally involving an alternative acquisition transaction, Factual Data will be required to pay a termination fee of $3.5 million to Kroll. In addition, Factual Data or Kroll may have to pay up to $750,000 of the other party's out-of-pocket expenses if the merger agreement is terminated under other specified circumstances. See "The Merger Agreement - Termination - Fees and Expenses; Termination Fee" beginning on page _____ for a discussion of the circumstances in which the termination fee and other expenses are payable.

Factual Data has agreed that it will not solicit or encourage the initiation of any inquiries or proposals regarding any alternative acquisition transactions with third parties. However, Factual Data may respond to unsolicited acquisition proposals if required by the fiduciary duties of Factual Data's board of directors, but it must promptly notify Kroll if it receives a proposal for any alternative acquisition transactions. See "The Merger Agreement - No Solicitation" beginning on page _____.

The termination fee and the no-solicitation provisions may have the effect of discouraging persons who might be interested in entering into an acquisition transaction with Factual Data from proposing an alternative acquisition transaction.

ACCOUNTING TREATMENT

The merger will be accounted for as a purchase by Kroll in accordance with accounting principles generally accepted in the United States of America.

RECOMMENDATION OF THE FACTUAL DATA BOARD OF DIRECTORS TO SHAREHOLDERS (PAGE
____)

After careful consideration of numerous factors, including the fairness opinion received from Roth Capital Partners, LLC, the Factual Data board of directors has determined that the proposed merger is desirable and in the best interests of Factual Data and its shareholders, that Factual Data proceed with the merger and that the terms of the merger are fair to you, and unanimously recommends that you vote FOR the proposal to approve and adopt the merger agreement and the merger.

OPINION OF ROTH CAPITAL PARTNERS, LLC (PAGE _____)

Roth Capital Partners, LLC, an investment banking firm, delivered a written opinion to the Factual Data board of directors to the effect that, as of June 23, 2003 and based upon and subject to the various considerations set forth in the opinion, the merger consideration was fair to holders of Factual Data common stock, from a financial point of view. We have attached this opinion, dated June 23, 2003, as Annex B to this proxy statement/prospectus. We encourage you to read this opinion carefully. You should also carefully read the section "Opinion of Roth Capital Partners, LLC" for a description of the procedures followed, assumptions made, matters considered and limitations on the work undertaken by them. The opinion of Roth Capital Partners, LLC, is addressed to the Factual Data board of directors and does not constitute a recommendation to any shareholder as to how such shareholder should vote on any matter relating to the merger.

VOTING REQUIREMENTS (PAGE _____)

In order to complete the merger, the holders of at least two-thirds (66-2/3%) of the outstanding shares of Factual Data common stock must approve and adopt the merger agreement and the merger. Kroll stockholders are not required to approve and adopt the merger agreement or the merger. You are entitled to cast one vote per share of Factual Data common stock that you owned as of close of business on _________, 2003, the record date for the special meeting.

VOTING AGREEMENT (PAGE _____)

As a condition to Kroll's entering into the merger agreement, Factual Data's directors, officers, the wife of a director and two institutional shareholders entered into a voting agreement with Kroll in which each has agreed, among other things, to vote his or her owned shares of Factual Data common stock in favor of the approval and adoption of the merger agreement and the merger and against any action that would change Factual Data's directors, capitalization or organizational documents, delay or prevent the merger and against any alternative transaction. These persons have the right, as of the Factual Data record date, to vote a total of 3,498,669 shares of Factual Data common stock or approximately

56% of the outstanding shares of Factual Data common stock as of the record date.

In connection with the voting agreements, these persons have granted to an affiliate of Kroll an irrevocable proxy to vote their shares in accordance with the terms of the voting agreements and have waived their rights of appraisal or rights to dissent with respect to the merger. These persons have also agreed that they will not, in their capacities as shareholders of Factual Data, engage in any discussions or negotiations regarding any alternative acquisition transaction with third parties.

COMPARISON OF RIGHTS OF SHAREHOLDERS OF FACTUAL DATA AND KROLL (PAGE _____)

The rights of Factual Data shareholders are governed by Colorado law and Factual Data's amended and restated articles of incorporation and its amended bylaws. The rights of Kroll stockholders are governed by Delaware law and Kroll's amended and restated certificate of incorporation and its bylaws. For a summary of material differences between the rights of Factual Data shareholders and Kroll stockholders, see "Comparison of Rights of Shareholders of Factual Data and Stockholders of Kroll" beginning on page _____

RISK FACTORS

In considering whether to approve and adopt the merger-related proposal, you should consider risks related to the merger and other risks related to Kroll. See "Risk Factors" beginning on page _____ for a more detailed discussion of these risks.

                          FORWARD LOOKING INFORMATION

      Some statements contained in or incorporated by reference into this proxy statement/prospectus are "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements can sometimes be identified by the use of forward-looking words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "will" and similar expressions. All forward-looking statements involve risks and uncertainties. In particular, any statements regarding the timing or benefits of the merger and the value of the shares of Kroll common stock to be received by Factual Data shareholders as consideration for the merger, as well as expectations with respect to future sales and other results of operations, operating efficiencies and product expansion, are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond the control of Kroll and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect these forward-looking statements include, among other things:

            - the impact of fluctuations in the share price of shares of Kroll common stock;

            -     overall economic and business conditions;

            -     the demand for Kroll's and Factual Data's services;

            - competitive factors in the industries in which Kroll and Factual Data compete;

            -     changes in U.S. and non-U.S. government regulations;

            - changes in tax requirements (including tax rate changes, new tax laws and revised tax law interpretations);

            -     results of litigation;

            - interest rate fluctuations and other capital market conditions, including foreign currency rate fluctuations;

            - economic and political conditions in international markets, including governmental changes, international hostilities and restrictions on the ability to transfer capital across borders;

            - the ability of Kroll to achieve anticipated benefits in connection with the acquisition of Factual Data;

            - the timing, impact and other uncertainties of any future acquisitions by Kroll; and

            - the other risk factors described below under the heading "Risk Factors."

      Accordingly, you should not place undue reliance on the forward-looking statements contained in this proxy statement/prospectus. These forward-looking statements speak only as of the date on which the statements were made. In evaluating forward-looking statements, you should consider these risks and uncertainties, together with the other risks described from time to time in Kroll's and Factual Data's reports and documents filed with the SEC, and you should not place undue reliance on these statements.

      All subsequent written and oral forward-looking statements attributable to Kroll or Factual Data or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Neither Kroll nor Factual Data assumes any obligation to update any such forward-looking statements to reflect events or circumstances after the date of this proxy statement/prospectus.

      For additional factors that might affect these forward-looking statements with respect to Kroll, see the factors identified under the heading "Risk Factors" in Kroll's Annual Report on Form 10-K for the year ended December 31, 2002. For additional factors that might affect these forward-looking statements with respect to Factual Data, see the factors identified under the heading "Special Considerations" in Factual Data's Annual Report on Form 10-K for the year ended December 31, 2002, a copy of which accompanies this proxy statement/prospectus. See "Where You Can Find More Information" on page _____.

                                  RISK FACTORS

      By voting in favor of the approval and adoption of the merger agreement and the merger, you will be choosing to invest a portion of the consideration to be received in the merger in Kroll common stock. In addition to reading and considering the other information we have included or incorporated by reference in, or that accompanies, this proxy statement/prospectus, you should carefully read and consider the following factors in evaluating the merger agreement and the merger at the special meeting of Factual Data shareholders.

RISKS RELATED TO THE PROPOSED MERGER

SINCE THE MARKET PRICE OF KROLL COMMON STOCK WILL VARY AFTER THE MERGER EXCHANGE RATIO BECOMES FIXED, FACTUAL DATA SHAREHOLDERS CANNOT BE CERTAIN OF THE VALUE OF THE CONSIDERATION THEY WILL RECEIVE IN THE MERGER.

      Upon completion of the merger, for each share of Factual Data common stock owned just before the merger, Factual Data shareholders will be entitled to receive $14.00 in cash and a partial share of Kroll common stock calculated to have a value equal to $3.50 based on the volume weighted average price of Kroll common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the special meeting. If this average price is $29.15 or more, Factual Data shareholders will receive
0.1201 of a share of Kroll common stock. If this average price is $23.85 or less, Factual Data shareholders will receive 0.1467 of a share of Kroll common stock. However, if this average price is less than $23.85, the Factual Data board of directors can terminate the merger agreement unless Kroll agrees to deliver to Factual Data shareholders Kroll common stock calculated to have a value equal to $3.50 for each share of Factual Data common stock, based on the volume weighted average price of Kroll common stock over the period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the special meeting. Assuming the volume weighted average price of Kroll common stock equals the closing price of Kroll common stock on The Nasdaq National Market of $26.64 on June 23, 2003, the day the merger agreement was signed, Factual Data shareholders would receive 0.1314 of a share of Kroll common stock, with a value of $3.50. The market price of Kroll common stock on the date of the merger will probably be different from the volume weighted average price of Kroll common stock over the period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the special meeting. The market value of Kroll common stock fluctuates for many reasons, including changes in the business, operations or prospects of Kroll, regulatory considerations or general market or economic conditions. Thus, the value of the shares that Factual Data shareholders will receive as a result of the merger may be more or less than $3.50 per share. Other than as described above, the exchange ratio will not be adjusted in the event of any increase or decrease in the price of Kroll common stock or Factual Data common stock.

      The exchange ratio will not be fixed until three trading days before the date of the vote of the Factual Data shareholders at the special meeting. In addition, the merger may not be completed immediately after the special meeting. Accordingly, at the time of the special meeting, Factual Data shareholders will know the exchange ratio but will not know the exact market value of the Kroll stock they will receive when the merger is completed.

THE EXPECTED BENEFITS OF THE MERGER MAY NOT BE REALIZED.

      We cannot assure you that our two companies will be successfully combined into a single business. If we cannot successfully combine our operations, Kroll may experience a material adverse effect on its business, financial condition or results of operations. The merger involves combining two companies that have previously operated separately. The combining of companies such as Kroll and Factual Data involves a number of risks, including:

            - the diversion of management's attention to the combining of operations;

            - difficulties in the combining of operations and systems, particularly sales and marketing organizations;

            -     difficulties in the assimilation and retention of employees;

            - challenges in keeping existing clients and obtaining new clients; and

            -     potential adverse short-term effects on operating results.

      Because of difficulties in combining operations, Kroll may not be able to realize the cost savings, revenue growth and other benefits that it hopes to achieve after completion of the merger. In addition, Kroll may be required to spend additional time or money on integration that would otherwise be spent on the development of its business and services.

THE TRADING PRICE OF KROLL COMMON STOCK MAY BE AFFECTED BY FACTORS DIFFERENT FROM THOSE AFFECTING THE PRICE OF FACTUAL DATA COMMON STOCK; THE KROLL PRICE COULD DECLINE FOLLOWING THE MERGER.

      Upon completion of the merger, holders of Factual Data common stock will become holders of Kroll common stock. Kroll's business differs from that of Factual Data. Accordingly, Kroll's results of operations, as well as the trading price of shares of Kroll common stock, may be affected by factors different from those affecting Factual Data's results of operations and the price of Factual Data's common stock.

FACTUAL DATA EXECUTIVE OFFICERS, DIRECTORS AND KEY EMPLOYEES HAVE INTERESTS OTHER THAN AS FACTUAL DATA SHAREHOLDERS THAT MAY INFLUENCE THEM TO SUPPORT THE MERGER.

      When considering the recommendations of the board of directors of Factual Data regarding the merger, you should be aware of the interests that executive officers, directors and key employees of Factual Data have in the merger that are different from, or in addition to, interests of shareholders generally. These interests include, among others:

            - the acceleration of the exercisability and vesting of 50,500 outstanding options held by directors, officers and key employees;

            - new employment agreements between Kroll and certain members of Factual Data's senior management and key employees, three of whom are directors, that will be effective upon completion of the merger, which provide for, among other things, salaries, bonuses, incentives, severance pay and other benefits; and

            - the grant of Kroll stock options to purchase shares of Kroll common stock to certain members of senior management and key employees of Factual Data, two of whom are also directors.

      As a result, these directors, officers and key employees may be more likely to vote to approve and adopt the merger agreement and the merger than if they did not have these other interests. As of the record date, Factual Data executive officers and directors, the wife of a director and two institutional shareholders, who own approximately 3,498,669 shares of Factual Data common stock, which represent approximately 56% of all outstanding shares of Factual Data common stock entitled to vote at the Factual Data special meeting of shareholders, have agreed to vote in favor of the approval and adoption of the merger agreement and the merger. See "The Merger - Interests of Factual Data Directors, Officers and Key Employees in the Merger Other Than as Shareholders."

RISK FACTORS RELATED TO KROLL

KROLL MAY NOT BE ABLE TO DEVELOP OR MANAGE ITS INTERNAL GROWTH.

      Growing Kroll's existing businesses may strain its management, human resources and information systems. To manage Kroll's growth successfully, it must add managers and employees and periodically update its operating, financial and other systems, procedures and controls. In addition, issues relating to new acquisitions may divert Kroll's management's attention from existing operations. It also must effectively motivate, train and manage a larger professional staff. If Kroll fails to manage its growth effectively, its business could be materially adversely affected.

KROLL MAY NOT BE ABLE TO IMPLEMENT ITS ACQUISITION STRATEGY.

      While Kroll has experience in identifying and integrating acquisitions, it may not be able to identify suitable acquisition candidates, obtain the capital necessary to pursue its acquisition strategy or complete acquisitions on satisfactory terms or at all. When companies are acquired, Kroll may not be able to integrate or manage these businesses so as to produce returns that justify the investment.

      A number of Kroll's competitors have also adopted the strategy of expanding and diversifying through acquisitions. Kroll experiences competition, therefore, in its effort to execute its acquisition strategy, and it expects the level of competition to increase. As a result, Kroll may be unable to continue to make acquisitions or may be forced to pay more for the companies it is able to acquire.

KROLL HAS HAD OPERATING LOSSES IN THREE OF THE PAST FOUR YEARS.

      For the three years ended December 31, 1999, 2000 and 2001, Kroll reported net losses of approximately $1.9 million, $33.9 million and $21.4 million, respectively. While Kroll reported net income of $16.4 million for the year ended December 31, 2002, and $11.3 million for the three months ended March 31, 2003, there can be no assurance that Kroll will be profitable in the future.

KROLL FACES A NUMBER OF RISKS IN CONNECTION WITH ITS ZOLFO COOPER SUBSIDIARY.

      The business of Kroll Zolfo Cooper, which was acquired by Kroll on September 5, 2002, makes up a significant portion of Kroll's Corporate Advisory and Restructuring Group. This business has grown rapidly in the last several years. This growth is, in part, attributable to worsening economic conditions in the U.S., major financial failures due to poor management and industry failures resulting in an increased number of large bankruptcies and restructurings that have occurred during this period. Kroll Zolfo Cooper may not be able to sustain this historical level of performance. If the demand for financial restructuring and turnaround services declines as a result of an improved economy or otherwise, Kroll's business may be materially adversely affected.

      Furthermore, Kroll's Corporate Advisory and Restructuring Group is highly dependent upon Stephen Cooper, Michael France and Leonard LoBiondo, the three former principal owners of Kroll Zolfo Cooper, for the generation of new business as well as the retention of existing clients. The loss of their services could materially adversely affect Kroll's business.

      In addition, a significant portion of Kroll Zolfo Cooper's sales each year has historically been attributable to contingent fees and a relatively small number of clients, which vary from year to year. In 2000, 2001, and 2002, Kroll Zolfo Cooper earned contingent fees of $3.3 million, $8.6 million and $4.5 million, respectively. In the three months ended March 31, 2003, Kroll Zolfo Cooper earned contingent fees of $3.4 million. Contingent fees are negotiated on a case-by-case basis, are payable upon the successful completion of stipulated events, such as a successful restructuring, and are usually agreed upon in advance in a fixed amount that is related to the size and complexity of a project and not the amount of time spent on the project. Payment of contingent fees earned by Kroll Zolfo Cooper in connection with pending bankruptcy cases is also subject to bankruptcy court approval. To the extent it is unable to continue to earn contingent fees consistent with past levels due to competitive or other factors, Kroll's business may be materially adversely affected.

      Kroll Zolfo Cooper performed services for more than 90 clients in 2000, more than 80 clients in 2001, and more than 73 clients in 2002; however, in 2000, 2001 and 2002, 28.2%, 24.1%, and 47%, respectively, of Kroll Zolfo
Cooper's consolidated revenue was derived from five clients. In one instance during 2000 and 2001 and in two instances during 2002, a single client accounted for more than 10% of Kroll Zolfo Cooper's consolidated revenues for the applicable year. If it is unable to retain existing Corporate Advisory and Restructuring Group clients and replace them in future years with new clients, Kroll's business may be materially adversely affected.

KROLL IS HIGHLY DEPENDENT ON EXECUTIVE MANAGEMENT AND OTHER KEY EMPLOYEES.

      Kroll relies heavily on its executive management and key employees to provide services and for continued business development, including, in particular, Jules B. Kroll and Michael G. Cherkasky. Competition for these personnel is intense. Kroll does not have non-compete agreements with many of its professional staff. This means that these professionals could resign to join one of Kroll's competitors with little advance notice. Kroll's business could be materially adversely affected if a number of its executive managers, senior managers or key employees were to leave and if it were unable to attract and retain qualified replacements.

KROLL'S SUCCESS IS LARGELY DEPENDENT UPON ITS ABILITY TO HIRE AND RETAIN SKILLED PROFESSIONALS.

      Competition for competent professionals, particularly for personnel with the specific skills necessary to perform the services that Kroll offers, is intense and has caused wages to increase at a rate greater than the general rate of inflation. Kroll's professionals have varied specialties and backgrounds in such fields as law, accounting, law enforcement and engineering. A number of Kroll's professionals have highly specialized skills or advanced degrees and many have legal training and experience. Kroll may not be successful in attracting, hiring and retaining qualified people at favorable rates or at all. If Kroll is unable to hire and retain skilled professionals, its business could be materially adversely affected.

KROLL'S PROFESSIONAL REPUTATION IS CRITICAL TO ITS BUSINESS.

      As a company in a client service business, Kroll depends upon its reputation and the individual reputations of its senior professionals to obtain new client engagements. Kroll obtains a substantial number of new engagements from existing clients or through referrals from existing clients. Any factor that diminishes its reputation or the reputations of its senior professionals may make it more difficult for Kroll to compete successfully for either new engagements or to retain existing clients and therefore could materially adversely affect its business.

COMPETITIVE CONDITIONS COULD MATERIALLY ADVERSELY AFFECT KROLL'S BUSINESS.

      The markets in which Kroll does, and intends to do, business are highly competitive with few barriers to entry. In most service areas in which Kroll operates, there is at least one competitor that is significantly larger or more established than Kroll is in the delivery of that particular service. Many of the national and international accounting and consulting firms, along with other companies such as FTI Consulting, Inc., Securitas AB and its subsidiary Pinkerton Consulting & Investigations, Inc., Alvarez & Marsal, AlixPartners, Control Risks Group Limited, Investigations Group, Inc., Crossroads, ChoicePoint, Inc., and Applied Discovery, Inc. provide consulting and other services similar to some of Kroll's services. Some of these firms have indicated an interest in providing services similar to Kroll's on a broader scale and may prove to be formidable competitors if they elect to devote the necessary resources to these competitive businesses. The national and international accounting and consulting firms have significantly larger financial and other resources than Kroll has and have long-established relationships with their clients, which also are likely to be clients or prospective clients of Kroll's. In addition, large multinational security services providers have indicated an interest in expanding their services to include value-added services such as some of the risk mitigation services Kroll provides.

KROLL'S BUSINESS VARIES FROM PERIOD TO PERIOD.

      Kroll's net sales and net income from year-to-year and period-to-period are not necessarily predictable and historically there has not been a consistent year-to-year pattern of growth. Period-to-period comparisons within a given year or between years may not be meaningful or indicative of operating results over a full fiscal year. The demand for many of Kroll's services is affected by general economic conditions and the level of corporate acquisitions and other financial transactions; clients tend to reduce their reliance on these services during periods when there is a decline in those activities. Kroll's Corporate Advisory and Restructuring Group specializes in assisting companies that are financially distressed. This business is cyclical but counter to some of the other areas of Kroll's business. Because of the nature of Kroll's Corporate Advisory and Restructuring Group's practice, once Kroll finishes an engagement with a debtor client, it is unlikely to generate additional revenue from that client. A significant decline in revenue of the Corporate Advisory and Restructuring Group could have a material adverse effect on Kroll's business. In addition, Kroll's operating results are affected by specific market conditions, including, among other risk factors discussed in this section, increased competition, the mix of services sold among Kroll's service offerings, its ability to control costs and the demand for its services. The timing of future acquisitions and the cost of integrating them may cause fluctuations in Kroll's operating results as well.

KROLL MAY NOT BE ABLE TO OBTAIN ADDITIONAL FINANCING WHEN IT NEEDS IT OR OBTAIN IT ON ACCEPTABLE TERMS.

      There can be no assurance that Kroll's available financing and anticipated cash flow from operations will be sufficient to meet all of its cash requirements. Kroll may also need additional capital in order to finance internal growth or pursue acquisitions. Kroll may not be able to replace its credit facility at the time it becomes due. In addition, the terms of any alternate credit arrangement may restrict Kroll's financial and operating flexibility.

      Kroll may also experience unexpected circumstances, including the occurrence of any of the risk factors discussed in this section, which may have a material adverse effect on Kroll's business. If Kroll requires additional capital, it may have to borrow funds under new credit facilities or issue equity, equity-related or debt securities. Kroll may decide to sell additional shares of common stock to obtain additional capital. If Kroll sells more shares, the price of its stock may decline significantly and your ownership may be substantially diluted. Kroll cannot assure stockholders that additional financing will be available or, if it is, whether it will be on acceptable terms. Kroll's inability to obtain any needed financing, or the terms on which it may be available, could have a material adverse effect on its business.

KROLL'S BUSINESS DEPENDS ON THE PROTECTION OF ITS INTELLECTUAL PROPERTY AND PROPRIETARY INFORMATION.

      Kroll relies on a combination of trade secret and trademark laws, confidentiality procedures, contractual provisions and patent and copyright laws to protect its proprietary rights in its products and technology. These measures may not be adequate to protect its trade secrets and proprietary technology. As a result, unauthorized third parties may copy or otherwise obtain and use Kroll's products or technology. Furthermore, Kroll may be subject to additional risks as it enters into transactions in countries where intellectual property laws are not well developed or are poorly enforced. Legal protection of Kroll's rights may be ineffective in these countries. If Kroll must engage in litigation to defend and enforce its intellectual property rights, either domestically or in other countries, it could face substantial costs and diversion of resources, regardless of the outcome of that litigation. Any future attempt by Kroll to enforce its intellectual property rights might not be successful, might result in royalties that are less than the cost of such enforcement efforts or might result in the loss of the intellectual property altogether. Even if Kroll succeeds in protecting its intellectual property, others may independently develop similar technologies or products that do not infringe on its intellectual property.

KROLL'S BUSINESS OUTSIDE THE UNITED STATES EXPOSES IT TO NUMEROUS RISKS THAT, SINGLY OR TOGETHER, COULD MATERIALLY ADVERSELY AFFECT ITS BUSINESS.

      In addition to Kroll's U.S. facilities, it has operations and assets in Argentina, Australia, Brazil, Canada, China, France, Germany, Hong Kong, India, Italy, Japan, Mexico, the Philippines, Russia, Singapore, South Africa, Spain, Switzerland and the U.K. Kroll also offers its services in other countries and is seeking to increase its level of international business activity. Kroll's international business exposes it to various risks. Currently, the most significant risks relate to regional economic downturns in Central and South America and in certain regions in Asia. Other risks of doing business outside the United States include exchange rate fluctuations, foreign currency restrictions, U.S. government-imposed prohibitions against offering services to specific countries, expropriation of assets, war, civil uprisings and riots, government instability, difficulties enforcing contracts under foreign legal systems and unanticipated taxes, duties or other governmental assessments. Any of these risks could result in a loss of business, significant unexpected write-offs of assets or other unexpected costs that could have a material adverse effect on Kroll's business.

      In the past, Kroll has occasionally had difficulty in collecting significant accounts receivable for its services, particularly when the obligor was located in a foreign country.

KROLL'S CREDIT FACILITY CONTAINS RESTRICTIVE COVENANTS THAT MAY LIMIT ITS LIQUIDITY AND CORPORATE ACTIVITIES.

      Kroll's credit facility imposes operating and financial restrictions, including restrictions that limit its ability to:

            -     pay dividends;

            -     incur additional indebtedness;

            -     create liens on its assets;

            -     sell the capital stock or other assets of its subsidiaries;

            -     make investments;

            -     engage in mergers and acquisitions;

            -     make capital expenditures; and

            -     change control of Kroll.


      These covenants could limit Kroll's operational flexibility and restrict its ability to raise additional funds, if necessary, to finance operations and to make principal and interest payments on its other debt. In addition, failure to comply with these operational and financial covenants could result in an event of default under the terms of the credit facility that, if not cured or waived, could result in amounts borrowed under the credit facility becoming due and payable. The effect of these covenants, or Kroll's failure to comply with them, could materially adversely affect its business.

IF KROLL DEFAULTS UNDER ITS CREDIT FACILITY, IT COULD FORFEIT ITS RIGHTS IN ITS ASSETS.

      Kroll has pledged substantially all its assets and its domestic subsidiaries have pledged substantially all of their assets as security to the lenders under Kroll's credit facility. A default under the credit facility, if not waived or modified, would permit the lenders to foreclose on the collateral and Kroll could lose its rights in the collateral, which could have a material adverse effect on its business.

CHANGES IN GOVERNMENT REGULATIONS AND LICENSING REQUIREMENTS COULD HAVE A MATERIAL ADVERSE EFFECT ON ITS BUSINESS.

      Kroll is subject to various federal, state, local and foreign laws and regulations. Two of its subsidiaries hold private investigative licenses from, and their investigative activities are regulated by, state and local government agencies in various jurisdictions. Kroll also uses some data from outside sources, including data from third party vendors and various government and public records services, in performing its services. The use of this data is regulated by certain laws and regulations. To date, applicable laws and regulations have not interfered materially with the manner in which Kroll obtains information and conducts its operations, including its access to data used in its business. However, changes in these laws and regulations or the adoption of new laws or regulations, particularly those relating to privacy, could interfere with Kroll's method of operations and access to data and, as a result, materially adversely affect its business.

      Additionally, the laboratory of Kroll's drug testing subsidiary, Laboratory Specialists of America, Inc., is certified on the federal level and licensed in a number of states. If Kroll's subsidiary's certification were suspended or lost, it would not be eligible to perform testing for certain clients requiring this certification, which could materially adversely affect the drug testing services aspect of Kroll's business.

KROLL MAY BE SUBJECT TO POTENTIALLY SIGNIFICANT LIABILITY CLAIMS.

      The nature of Kroll's business exposes it to liability claims in instances in which its clients suffer losses in spite of Kroll's efforts to mitigate their risks. Kroll maintains professional liability insurance with a policy aggregate limit of $25 million, including loss and claim expense. If one or more successful claims substantially exceeded Kroll's coverage limits, it could have a material adverse effect on its business.

      Kroll has been served with a Cdn. $40 million lawsuit in connection with a negligence claim. Kroll's insurance coverage with respect to this lawsuit is limited to Cdn. $15 million. Should this claim succeed, it would exceed this coverage limit and, if large enough (either alone or in combination with other claims), could have a material adverse effect on Kroll's business. Also, in the ordinary course of Kroll's business, it is subject to claims of third parties, other than clients, alleging trespass, invasion of privacy, negligence and other tortious conduct by its investigators, consultants, professionals and other personnel, which are not covered by insurance. Although Kroll endeavors to minimize the risk of these claims, a substantial successful claim could have a material adverse effect on its business.

KROLL'S BUSINESS MAY BE SUBJECT TO TECHNOLOGICAL CHANGE.

      Kroll regularly develops solutions for its clients by using information technology, electronic document management techniques, the Internet and other state-of-the-art technologies. Many of these technologies have only recently emerged, will rapidly change and may become obsolete as new technologies appear. Kroll's future success will depend upon the ability of its professionals to remain current with the rapid changes in the technologies it uses in its business, to learn quickly to use new technologies as they emerge and to develop new technology-based solutions as appropriate. If Kroll's professionals fail to do this, it could be at a competitive disadvantage. Kroll's competitors may gain exclusive access to improved technology, which also could put Kroll at a competitive disadvantage. Industry standards are constantly evolving and there may be changes in Kroll's clients' or prospective clients' preferences for technology solutions. If Kroll cannot adapt to these changes, its business may be materially adversely affected.

KROLL'S CERTIFICATE OF INCORPORATION AND BYLAWS PROVIDE FOR THE INDEMNIFICATION AND EXCULPATION OF ITS DIRECTORS AND OFFICERS.

      Kroll's certificate of incorporation and bylaws provide for indemnification of its directors and officers and, in addition, provide that a director of Kroll will not be personally liable to Kroll or its stockholders for monetary damages for breach of fiduciary duty as a director. However, a director will remain liable for any breach of the director's duty of loyalty to Kroll or its stockholders, for unlawful payment of dividends or unlawful stock purchase or redemption, or for any transaction from which the director derived any improper personal benefit. In addition, pursuant to Kroll's certificate of incorporation and Section 174 of the Delaware General Corporation Law, a director will remain liable for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law.

KROLL DOES NOT INTEND TO PAY DIVIDENDS.

      Kroll intends to retain future earnings, if any, that may be generated from its operations to help finance the growth and development of its business, and Kroll does not plan to pay dividends to its stockholders for the foreseeable future. Furthermore, Kroll is prohibited from paying cash dividends by the terms of its credit facility.

DELAWARE LAW, KROLL'S CERTIFICATE OF INCORPORATION, BYLAWS AND DEBT INSTRUMENTS CONTAIN PROVISIONS THAT COULD DETER ACQUISITION BY A THIRD PARTY.

      Provisions contained in Delaware law, Kroll's certificate of incorporation, its bylaws and its debt instruments could make it difficult for a third party to acquire Kroll. Kroll's certificate of incorporation provides its board of directors with the authority to issue preferred stock without the approval of stockholders. The issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control, may adversely affect the voting and other rights of the holders of Kroll's capital stock and may discourage, delay or prevent a takeover attempt that a stockholder might consider in its best interest. Kroll's certificate of incorporation and bylaws contain the following provisions that may have anti-takeover effects and may discourage, delay or prevent a takeover attempt that a stockholder might consider in its best interest. These provisions include:

            - the requirement that there be three classes of directors and that their terms be staggered;

            - the requirement that a stockholder comply with specified procedures, including advance written notice, before bringing matters, including the nomination of directors, before a stockholders' meeting;

            - the specific denial of stockholders' ability to take action by written consent; and

            - the restriction of the right to call special meetings to only the Executive Chairman of the board, the Chief Executive Officer or the board of directors pursuant to a board resolution.

      In addition, a change in control would be an event of default under Kroll's credit facility and 6% convertible notes. These events would add to the cost of acquisition, which could deter a third party from acquiring Kroll.

KROLL'S DRUG TESTING SERVICES ARE PERFORMED AT ONE LOCATION.

      Kroll's drug testing services are performed at its laboratory facility located in Gretna, Louisiana. Should Kroll be unable to use this facility for any reason, it may be unable to provide drug testing services which could materially adversely affect Kroll's business.

RISK FACTORS RELATED TO FACTUAL DATA

      Certain risk factors are attendant to Factual Data's business and operations. See "Special Considerations" in Item 1 of Factual Data's Annual Report on Form 10-K, a copy of which accompanies this proxy statement/prospectus. These risks are relevant if Factual Data were to continue business as usual without giving effect to the proposed merger and also if the merger occurs and Factual Data becomes a material part of the business and operations of Kroll.

                      RECENT DEVELOPMENTS CONCERNING KROLL

      On June 18, 2003 Kroll sold its video surveillance subsidiary, InPhoto Surveillance Inc., to International Claims Specialists, a division of Dallas-based Examination Management Services, for $850,000 in cash. InPhoto, which was part of Kroll's Background Screening Services Group, provides surveillance services primarily to the insurance industry. The disposal of InPhoto during the second quarter of 2003 will result in those operations being classified as discontinued operations and will result in an after-tax charge to Kroll of approximately $8.0 million, or approximately $0.19 per diluted share. This amount, consisting primarily of a $7.5 million non-cash write-off of non-tax deductible goodwill and the operating results of InPhoto through the date of sale, will be segregated from continuing operations and reported as discontinued operations in Kroll's financial statements.

                             FACTUAL DATA LITIGATION

      On June 27, 2003, a shareholder of Factual Data filed a lawsuit against Factual Data and its directors in the District Court for the County of Larimer, Colorado, William Troxler v. Factual Data Corporation [sic], Jerald H. Donnan, Todd A. Neiberger, Robert J. Terry, J. Barton Goodwin, Daniel G. Helle, Abdul H. Rajput and James N. Donnan. The plaintiff alleges, among other things, that the individual defendants engaged in self dealing in connection with the approval of the merger agreement and the merger. The plaintiff also claims the individual defendants obtained benefits not shared by the plaintiff, and that they breached their fiduciary duties of care, loyalty, candor and independence owed under Colorado law to Factual Data's public shareholders. The plaintiff further alleges that Factual Data aided and abetted the other defendants' breaches of fiduciary duty. The plaintiff seeks certification of the case as a class action, and preliminary and permanent injunctive relief declaring that the proposed merger agreement is unlawful and unenforceable. The plaintiff also seeks an order enjoining consummation of the agreement, and an order directing the defendants to exercise their fiduciary duties to obtain a transaction in the best interests of Factual Data shareholders, and that they arrange to rescind any implemented terms of the proposed transaction. Finally, the plaintiff demands that the court impose a trust on any benefits received by the defendants, and award attorneys' fees and costs. The plaintiff is seeking equitable relief only, not monetary damages.

      Factual Data's board of directors believes that they have has met and will continue to meet their fiduciary obligations. Factual Data and its directors believe the suit is completely without merit and intend to contest it vigorously.

                          SUMMARY FINANCIAL INFORMATION

                           FOR KROLL AND FACTUAL DATA

      The following information is being provided to assist you in analyzing the financial aspects of the merger.

KROLL

      The summary selected consolidated historical financial information presented for Kroll for each of the five years ended December 31, 2002 was derived from Kroll's audited consolidated financial statements. The summary selected consolidated historical financial information presented for Kroll as of March 31, 2003 and for the three months ended March 31, 2003 were derived from Kroll's unaudited consolidated condensed financial statements. Operating results for the three months ended March 31, 2003 are not necessarily indicative of the results that may be expected for a full year. This information should be read in conjunction with the historical financial statements and related notes contained in the annual, quarterly and other reports filed by Kroll with the SEC that are incorporated by reference in this proxy statement/prospectus. See "Where You Can Find More Information" on page __.

      The unaudited pro forma data for the year ended December 31, 2002 was prepared as though the proposed acquisition of Factual Data, Kroll's acquisitions of Ontrack and Zolfo Cooper completed on June 13, 2002 and September 5, 2002, respectively, and Kroll's common stock offering during October 2002 had occurred on January 1, 2002. The unaudited pro forma data as of March 31, 2003 and for the three months then ended were prepared as though the proposed acquisition of Factual Data had occurred on March 31, 2003 and January 1, 2002, respectively.

FACTUAL DATA

      The following summary selected consolidated historical financial data should be read in conjunction with Factual Data's consolidated financial statements and related notes to those financial statements appearing in Factual Data's Annual Report on Form 10-K included with this proxy statement/prospectus. The statements of operations data for the years ended December 31, 1998, 1999 and 2000 and the balance sheet data as of December 31, 1998, 1999, and 2000 are derived from Factual Data's consolidated financial statements, which have been audited by Ehrhardt Keefe Steiner & Hottman PC, its former independent public accountants. The statements of operations data for the years ended December 31, 2001 and 2002 and the balance sheet data as of December 31, 2001 and 2002 are derived from Factual Data's consolidated financial statements, which have been audited by BDO Seidman, LLP, its independent public accountants. The summary selected consolidated historical financial data provided below is not necessarily indicative of Factual Data's future results of operations or financial performance.

      The statement of operations data for the three months ended March 31, 2002 and 2003, and the balance sheet data as of March 31, 2003, are derived from the unaudited interim consolidated financial statements and the related notes to those consolidated financial statements appearing in Factual Data's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 included with this proxy statement/prospectus. Factual Data's interim results of operations may not be indicative of the results of operations for the year ending December 31, 2003.

      This information should be read in conjunction with the historical financial statements and related notes contained in the annual, quarterly and other reports filed by Factual Data with the SEC. See "Where You Can Find More Information" on page __. Factual Data's historical consolidated financial statements as of and for the years ended December 31, 2000, 2001 and 2002 and as of and for the three months ended March 31, 2002 and 2003 are included in its Annual Report on Form 10-K for the year ended December 31, 2002 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2003, respectively, copies of which accompany this proxy statement/prospectus.

         SUMMARY SELECTED CONSOLIDATED HISTORICAL FINANCIAL INFORMATION
                     AND UNAUDITED PRO FORMA DATA OF KROLL

                                                YEAR ENDED DECEMBER 31                               THREE MONTHS ENDED MARCH 31
                                 ----------------------------------------------------------------  -------------------------------
                                                    KROLL HISTORICAL                    PRO FORMA    KROLL HISTORICAL    PRO FORMA
                                 -----------------------------------------------------  ---------  --------------------  ---------
                                   1998       1999       2000       2001      2002 (5)    2002       2002       2003       2003
                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                              (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
CONSOLIDATED STATEMENT OF
   OPERATIONS DATA(1):
Net sales ....................   $ 122,968  $ 187,845  $ 205,610  $ 207,877  $ 289,168  $ 421,666  $  56,016  $ 104,762  $ 125,714
Cost of sales ................      69,511    104,366    123,791    125,052    147,883    197,526     31,029     48,296     57,991
                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Gross profit .................   $  53,457  $  83,479  $  81,819  $  82,825  $ 141,285  $ 224,140  $  24,987  $  56,466  $  67,723
                                 =========  =========  =========  =========  =========  =========  =========  =========  =========
Operating income (loss)(2)....   $   5,379  $     164  $ (10,906) $  (4,688) $  31,438  $  68,280  $   4,494  $  19,125  $  23,925
Other expense(3)..............        (281)    (2,473)    (2,413)    (4,838)    (8,152)    (9,895)      (940)      (790)    (1,146)
                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income (loss)
   before provision
   (benefit) for income
   taxes .....................       5,098     (2,309)   (13,319)    (9,526)    23,286     58,385      3,554     18,335     22,779
Provision (benefit)
   for income taxes .........        1,374     (1,105)     2,377      2,209      6,986     20,809      1,237      7,059      8,916
                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Income (loss) from

   continuing operations .....       3,724     (1,204)   (15,696)   (11,735)    16,300     37,576      2,317     11,276     13,863
Income (loss) from
   discontinued operations,
   net of tax(4)..............       8,062       (718)   (18,248)    (9,652)        81         --         --         --         --
                                 ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net income (loss) ............   $  11,786  $  (1,922) $ (33,944) $ (21,387) $  16,381  $  37,576  $   2,317  $  11,276  $  13,863
                                 =========  =========  =========  =========  =========  =========  =========  =========  =========

(1) For a discussion of various other corporate initiatives by Kroll, see Note 2 to Kroll's consolidated financial statements included in its 2002 Annual Report on Form 10-K incorporated by reference herein.

(2) During 2002, Kroll adopted the non-amortization provisions of Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets." Accordingly the results of operations for the years 2001, 2000, 1999 and 1998 reflect amortization of goodwill and indefinite-lived intangible assets, while the results for 2002 and 2003 do not reflect such amortization.

(3) In accordance with SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections," Kroll reclassified losses on extinguishments of debt recognized during 2002 and 2001 from an extraordinary item to income from continuing operations.

(4) Income (losses) from discontinued operations, net of tax includes the after tax results of Kroll's discontinued operations and any gain (loss) on disposal of discontinued operations. See Note 5 to Kroll's consolidated financial statements included in its 2002 Annual Report on Form 10-K incorporated by reference herein.

(5) During 2002, Kroll completed the acquisition of Zolfo Cooper, LLC and Ontrack Data International, Inc. which materially impacted Kroll's results of operations. See Note 4 to Kroll's consolidated financial statements included in its 2002 Annual Report on Form 10-K incorporated by reference herein.

                                                YEAR ENDED DECEMBER 31,                                THREE MONTHS ENDED MARCH
                                 -----------------------------------------------------             -------------------------------
                                                  KROLL HISTORICAL                      PRO FORMA    KROLL HISTORICAL    PRO FORMA
                                 -----------------------------------------------------  ---------  --------------------  ---------
                                   1998       1999       2000       2001       2002       2002       2002       2003       2003
                                 ---------  ---------  ---------  --------   ---------  ---------  ---------  ---------  ---------
                                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
EARNINGS (LOSS) PER SHARE DATA:
BASIC:
Income (loss) from continuing
operations ...................   $   0.19  $  (0.05)  $  (0.70)  $  (0.52)  $   0.55   $   1.06   $   0.10   $   0.28   $   0.34
Net income (loss) ............   $   0.61  $  (0.09)  $  (1.52)  $  (0.95)  $   0.56         --   $   0.10   $   0.28         --
Weighted average shares
outstanding ..................     19,337    22,006     22,295     22,479     29,449     35,290     22,870     40,003     40,822

DILUTED:
Income (loss) from continuing
operations....................   $   0.19  $  (0.05)   $ (0.70)  $  (0.52)  $   0.53   $   1.03   $   0.10   $   0.28   $   0.33
Net income (loss) ............   $   0.59  $  (0.09)   $ (1.52)  $  (0.95)  $   0.54         --   $   0.10   $   0.28         --
Weighted average shares
outstanding ..................     19,908    22,006     22,295     22,479     30,542     36,383     23,788     40,948     41,768

                                                       AS OF MARCH 31, 2003
                                               ---------------------------------
                                               KROLL HISTORICAL      PRO FORMA
                                               ----------------   --------------

                                                          (IN THOUSANDS)
CONSOLIDATED BALANCE SHEET DATA:

Cash and cash equivalents.................     $         79,618   $       24,107

Working capital...........................     $        121,404   $       35,290

Property, plant and equipment, net........     $         26,760   $       32,702

Total assets..............................     $        555,552   $      641,212

Total debt, including current portion
  and capitalized leases..................     $         21,862   $       60,107

Stockholders' equity......................     $        469,556   $      500,027

 SUMMARY SELECTED CONSOLIDATED HISTORICAL FINANCIAL INFORMATION OF FACTUAL DATA

                                                                                               FOR THE THREE MONTHS
                                                   FOR THE YEARS ENDED DECEMBER 31,              ENDED MARCH 31,
                                         ---------------------------------------------------   -------------------
                                          1998      1999        2000       2001       2002       2002       2003
                                         -------   -------   ---------   --------   --------   --------   --------
                                                         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENTS OF OPERATIONS DATA:
REVENUE:

   Mortgage services................     $ 8,867   $23,738   $  25,560   $ 42,552   $ 52,738   $ 11,234   $ 18,171
   Consumer services................          --        --       3,180      6,476      6,972      1,600      1,915
   Other services...................       1,077     2,092       2,521      2,212      3,362        655        866
                                         -------   -------   ---------   --------   --------   --------   --------
       Total revenue................       9,944    25,830      31,261     51,240     63,072     13,489     20,952
                                         =======   =======   =========   ========   ========   ========   ========

OPERATING EXPENSES:

   Cost of services.................       4,747    15,400      18,280     29,828     33,871      7,186     10,994
   Selling, general and administrative     2,067     4,907       8,132      9,263     12,757      2,817      3,552
   Depreciation and amortization....         776     2,715       4,131      3,621      4,555        994      1,211
   Acquisition consolidation costs(1)         --     1,245         602        158        115        109         --
   Branch efficiency costs(2).......          --        --       3,047       (170)        --         --         --
   Impairment adjustment to
     intangible assets(3)...........          --        --      11,798         --         --         --         --
                                         -------   -------   ---------   --------   --------   --------   --------
       Total operating expenses.....       7,590    24,267      45,990     42,700     51,298     11,106     15,757
                                         =======   =======   =========   ========   ========   ========   ========

Income (loss) from operations.......       2,354     1,563     (14,729)     8,540     11,774      2,383      5,195
Other income........................         185       201         502        496        484        105        127
Interest expense....................        (152)     (580)     (1,542)    (2,239)    (1,485)      (405)      (294)
                                         -------   -------   ---------   --------   --------   --------   --------

Income (loss) before income taxes...       2,387     1,184     (15,769)     6,797     10,773      2,083      5,028
Income tax expense (benefit)........         810       525      (5,611)     2,660      4,313        787      2,091
                                         -------   -------   ---------   --------   --------   --------   --------
Net income (loss)...................     $ 1,577   $   659   $ (10,158)  $  4,137   $  6,460   $  1,296   $  2,937
                                         =======   =======   =========   ========   ========   ========   ========

EARNINGS (LOSS) PER SHARE:

   Basic............................     $  0.59   $  0.13   $   (1.89)  $   0.72   $   1.05   $   0.21   $   0.47
                                         =======   =======   =========   ========   ========   ========   ========
   Diluted..........................     $  0.57   $  0.13   $   (1.89)  $   0.71   $   1.04   $   0.21   $   0.47
                                         =======   =======   =========   ========   ========   ========   ========

WEIGHTED AVERAGE SHARES OUTSTANDING:

   Basic............................       2,681     4,938       5,383      5,757      6,154      6,121      6,191
   Diluted..........................       2,769     5,219       5,383      5,819      6,210      6,176      6,246


                                                                                                As of
                                                         As of December 31,                    March 31,
                                         ---------------------------------------------------   --------
                                           1998      1999       2000       2001       2002       2003
                                         -------   -------   ---------   --------   --------   --------
                                                                          (IN THOUSANDS)

BALANCE SHEET DATA:

  Current assets...................      $ 6,331   $ 5,637   $   6,322   $ 12,794   $ 16,205   $ 20,231
  Total assets.....................       18,177    39,692      42,800     50,884     53,508     57,286
  Current liabilities..............        4,546     8,014      12,781     14,267     14,168     15,947
  Long-term debt and other liabilities     2,795     6,319       5,971      4,754      3,766      3,008
  Experian and other capital lease
    obligations....................           --        --       8,793      7,387      4,559      4,321
  Shareholders' equity.............       10,836    25,359      15,255     24,475     31,014     34,010

------------------

(1) Acquisition consolidation costs include charges for items such as recruiting fees, salaries, and travel costs from the consolidation and relocation of the acquired companies' operations to Factual Data's regional processing centers.

(2) Branch-efficiency costs consist primarily of future operating lease payments for office space, telecommunications and office equipment, leasehold improvements, furniture, and equipment for branches which have been relocated.

(3) During fiscal 2000, Factual Data elected to change its method of evaluating intangible assets from an undiscounted cash flow approach to a discounted cash flow approach, resulting in a one-time charge of approximately $11.8 million.

                          SELECTED UNAUDITED PRO FORMA
                   CONDENSED COMBINING FINANCIAL INFORMATION

      The following selected unaudited pro forma condensed combining financial information has been derived from and should be read together with the unaudited pro forma condensed combining financial statements and related notes on pages _____ through _____. The information for the year ended December 31, 2002 is based on the historical consolidated statements of operations of Kroll, Factual Data, Ontrack and Zolfo Cooper, giving effect to the proposed acquisition of Factual Data, Kroll's acquisitions of Ontrack and Zolfo Cooper completed on June 13, 2002 and September 5, 2002, respectively, and Kroll's common stock offering during October 2002, as if these transactions occurred on January 1, 2002. The information as of March 31, 2003 and for the three months then ended is based on the consolidated historical balance sheets and statements of operations of Kroll and Factual Data as if the merger had occurred on March 31, 2003 and January 1, 2002, respectively. This information is for illustrative purposes only. The companies may have performed differently had they been combined for the periods presented. The selected unaudited pro forma condensed combining financial information is not necessarily indicative of the historical results that would have occurred had the companies been combined for the periods presented, or the future results that the combined company will experience after completion of the merger.

                                                                 YEAR ENDED             THREE MONTHS ENDED
                                                              DECEMBER 31, 2002            MARCH 31, 2003
                                                              -----------------         ------------------
                                                                      (IN THOUSANDS, EXCEPT
                                                                         PER SHARE DATA)
STATEMENT OF OPERATIONS DATA:

Net sales.................................................          $421,666                  $125,714
Operating income..........................................            68,280                    23,925
Other expenses............................................            (9,895)                   (1,146)
Income before provision for income taxes..................            58,385                    22,779
Income from continuing operations.........................            37,576                    13,863
Diluted Income per share from continuing operations.......             $1.03                     $0.33
Weighted average shares outstanding.......................        36,383,137                41,767,521

                                                            AS OF MARCH 31, 2003
                                                            --------------------
                                                               (IN THOUSANDS)
BALANCE SHEET DATA:

Working capital...........................................        $ 35,290
Total assets..............................................         641,212
Total debt, including current portion
  and capitalized lease...................................          60,107
Stockholders' equity......................................         500,027

                        COMPARATIVE PER SHARE INFORMATION

      The following table presents:

            - Historical income from continuing operations per share and book value per share data for Kroll and Factual Data;

            - Unaudited pro forma combined per share data of Kroll for the year ended December 31, 2002, as if the merger, as well as Kroll's acquisitions of Ontrack and Zolfo Cooper completed on June 13, 2002 and September 5, 2002, respectively, and Kroll's common stock offering during October 2002 had occurred on January 1, 2002;

            - Unaudited pro forma combined per share data of Kroll at March 31, 2003 and for the three months then ended as if the merger had occurred on March 31, 2003 and January 1, 2002, respectively;

            - Unaudited pro forma combined per share data for Kroll for the year ended December 31, 2002, as if the merger had occurred on January 1, 2002; and

            -     Factual Data's unaudited pro forma equivalent per share data.

      The pro forma combined data as of March 31, 2003 and for the three months then ended is based on the individual historical balance sheets and statements of operations of Kroll and Factual Data, as if the Factual Data transaction had occurred as of March 31, 2003 and January 1, 2002, respectively. The pro forma combined data for the year ended December 31, 2002 is based on the individual historical statements of operations of Kroll and Factual Data as well as the individual historical statements of operations of Ontrack and Zolfo Cooper for the period prior to being acquired by Kroll on June 13, 2002 and September 5, 2002, respectively, as if these transactions has occurred as of January 1, 2002. The consideration assumed issued in connection with the proposed Factual Data acquisition reflects the payment of $14.00 per share in cash to Factual Data shareholders, and the issuance in the merger of 819,327 shares of Kroll common stock. The assumption relating to Kroll common stock is based on an exchange ratio of 0.1320, which is calculated using a stock price of Kroll of $26.51, equal to Kroll's volume weighted average common stock trading price for the five trading days ended Friday, June 20, 2003 and 6,207,019 shares of Factual Data common stock outstanding on the date the merger agreement was executed. The actual exchange ratio for the merger will be determined based on the volume weighted average price of Kroll's common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the special meeting.

     The Factual Data equivalent pro forma data shows the effect of the merger from the perspective of an owner of Factual Data shares. The data was calculated by multiplying the Kroll, Ontrack, Zolfo Cooper and Factual Data pro forma combined data by an assumed exchange ratio of 0.1320. This exchange ratio was calculated to be the fraction of one share of Kroll common stock equal to the product of one and a fraction, the numerator of which is $3.50 and the denominator of which is an assumed average stock price of Kroll common stock of $26.51. The actual exchange ratio for the merger will be determined as described above.

      Neither Kroll nor Factual Data paid cash dividends during the period covered by this table.






                                                                 KROLL/ONTRACK/                      KROLL AND
                                                                  ZOLFO COOPER                      FACTUAL DATA      FACTUAL DATA
                                                      KROLL        UNAUDITED        FACTUAL DATA     UNAUDITED        EQUIVALENT
                                                    HISTORICAL     PRO FORMA         HISTORICAL       PRO FORMA       UNAUDITED PRO
                                                    PER SHARE     COMBINED PER       PER SHARE      COMBINED PER       FORMA PER
                                                       DATA        SHARE DATA          DATA         SHARE DATA(1)     SHARE DATA
                                                    ---------    ---------------    ------------   -----------       -------------
AT OR FOR THE THREE MONTHS ENDED MARCH 31, 2003

Income from continuing operations per share of
  common stock:
   Basic.........................................      $0.28                            $0.47           $0.34         $0.04 (2)
   Diluted.......................................      $0.28                            $0.47           $0.33         $0.04 (2)
Book value per share of common stock (3).........     $11.72                            $5.49          $12.23         $1.61 (2)

FOR THE YEAR ENDED DECEMBER 31, 2002
Income from continuing operations
  per share of common stock:
   Basic.........................................      $0.55         $0.95              $1.05           $1.06         $0.14 (2)
   Diluted.......................................      $0.53         $0.92              $1.04           $1.03         $0.14 (2)

------------------
(1) The Kroll and Factual Data unaudited pro forma combined per share data are based on Factual Data shareholders receiving 0.1320 of a share of Kroll common stock for each share of Factual Data common stock held.

(2) Calculated by multiplying the unaudited pro forma combined per share data by 0.1320.

(3) Book value per share of common stock is computed by dividing stockholders' equity by the number of shares of common stock outstanding as of March 31, 2003. Pro forma book value per share is computed by dividing pro forma shareholders' equity by the pro forma number of shares of common stock outstanding as of March 31, 2003, assuming an exchange ratio for the merger of 0.1320.

      The pro forma combined per share data does not purport to represent what Kroll's financial position or results of operations would actually have been had the merger occurred on January 1, 2002 or January 1, 2003, or to project Kroll's financial position or results of operations for any future date or period. This data should be read in conjunction with the Unaudited Pro Forma Condensed Combining Financial Statements included elsewhere in this proxy statement/prospectus and the separate historical financial statements and notes relating to those financial statements of Kroll incorporated in this proxy statement/prospectus by reference and of Factual Data included with this proxy statement/prospectus.

                      COMPARATIVE MARKET VALUE INFORMATION

      The following table presents:

            - the closing prices per share and aggregate market value of shares of Kroll common stock and Factual Data common stock on The Nasdaq National Market, on June 23, 2003, the last trading day prior to the public announcement of the proposed merger, and on ________, 2003, the last trading day prior to the date of this proxy statement/prospectus; and

            - the value of the Kroll common stock that a Factual Data shareholder would have received for one Factual Data share and the value of the Kroll common stock that all Factual Data shareholders, in total, would have received for all Factual Data shares, assuming the merger had occurred on those dates and applying assumed exchange ratios of 0.1314 and_______. This does not include the $14.00 in cash that Factual Data Shareholders will receive, in addition to the partial share of Kroll common stock, for each share of Factual Data common stock in the merger.

                                                           KROLL           FACTUAL DATA       FACTUAL DATA
                                                         HISTORICAL         HISTORICAL         EQUIVALENT
                                                       --------------     --------------     --------------
On June 23, 2003

   Closing price per share of common stock.......      $        26.64     $        19.60     $         3.50
   Market value of common stock(1)...............      $1,080,224,401     $  121,657,572     $   21,724,567

On _________, 2003

   Closing price per share of common stock.......      $          .       $                  $
   Market value of common stock(2)...............      $                  $                  $

(1) Market value based on 40,548,964 shares of Kroll common stock and 6,207,019 shares of Factual Data common stock outstanding as of June 23, 2003, excluding shares held in treasury or by subsidiaries.

(2) Market value based on ______ shares of Kroll common stock and _______ shares of Factual Data common stock outstanding as of , 2003, excluding shares held in treasury or by subsidiaries.

      Pursuant to the merger agreement, a holder of Factual Data common stock will not be entitled to receive merger consideration consisting solely of Kroll common stock, but rather such holder will be entitled to receive a combination of cash and stock, as more fully described below under the heading "The Merger Agreement - Merger Consideration" beginning on page _____. Therefore, the equivalent share price has been computed accordingly.

                              THE SPECIAL MEETING

      Factual Data is furnishing this proxy statement/prospectus to its shareholders in connection with the solicitation of proxies by the board of directors for use at the special meeting of shareholders, including any adjournment or postponement of the meeting.

DATE, TIME AND PLACE

      The special meeting will be held on _______, July ____, 2003, at 10:00 a.m., Mountain time, at the offices of Factual Data at 5200 Hahns Peak Drive, Loveland, Colorado 80538.

PURPOSE OF THE SPECIAL MEETING

      At the special meeting and any adjournment and postponement thereof, Factual Data shareholders will be asked to:

            1. Consider and vote on a proposal to approve and adopt the Agreement and Plan of Reorganization, dated June 23, 2003, by and among Kroll, Factual Data and Golden Mountain Acquisition Corporation, which is a newly formed, wholly-owned subsidiary of Kroll, pursuant to which Golden Mountain will merge with and into Factual Data, Factual Data will become a wholly-owned subsidiary of Kroll and each outstanding share of Factual Data common stock will be exchanged for $14.00 cash and a partial share of Kroll common stock calculated to have a value of $3.50 per Factual Data share, and to approve and adopt the merger contemplated by the merger agreement as more fully described in this proxy statement/prospectus; and

            2. Transact such other business as may properly be brought before the special meeting and any adjournment or postponement of the special meeting.

      A copy of the merger agreement is attached to this proxy statement/prospectus as Annex A. Factual Data shareholders are encouraged to read the merger agreement in its entirety.

      THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING ARE OF GREAT IMPORTANCE TO FACTUAL DATA SHAREHOLDERS. ACCORDINGLY, FACTUAL DATA SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT/PROSPECTUS, AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

VOTE REQUIRED

      In order for the merger to become effective, the holders of at least two-thirds (66-2/3%) of the shares of Factual Data common stock outstanding as of the record date must vote to approve and adopt the merger agreement and the merger. As discussed below, abstentions and broker non-votes will each have the same effect as a vote against the proposal.

RECOMMENDATION OF BOARD OF DIRECTORS

      After careful consideration, the Factual Data board of directors has unanimously determined it desirable and in the best interests of Factual Data and its shareholders that Factual Data proceed with the merger and that the terms of the merger agreement are fair to Factual Data and its shareholders, and unanimously recommends that you vote FOR the proposal to approve and adopt the merger agreement and the merger.

      In considering such recommendation, Factual Data shareholders should be aware that some directors and officers have interests in the merger that are different from, or in addition to, those of Factual Data shareholders. See the section entitled "The Merger - Interests of Directors and Officers in the Merger Other Than as Factual Data Shareholders."

RECORD DATE; SHARES ENTITLED TO VOTE

      Only holders of Factual Data common stock at the close of business on _________, 2003, the record date for the special meeting, are entitled to notice of and to vote at the special meeting. On the record date, approximately 6,222,684 shares of Factual Data common stock were issued and outstanding and there were approximately 40 holders of record and approximately 600 beneficial owners of Factual Data common stock. Factual Data shareholders on the record date are each entitled to one vote per share of Factual Data common stock on the proposal to approve and adopt the merger agreement and the merger.

QUORUM; ABSTENTIONS AND BROKER NON-VOTES

      A quorum of Factual Data shareholders is required to have a valid Factual Data meeting of shareholders. A majority of the shares of Factual Data common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy at the Factual Data special meeting in order for a quorum to be present. Factual Data's transfer agent will act as inspector of elections at the special meeting and will ascertain whether a quorum is present, tabulate the votes and determine the voting results on all matters presented to the Factual Data shareholders at the special meeting. If a quorum is not present, we expect that the special meeting will be adjourned to allow additional time to obtain additional proxies or votes. At any reconvening of the special meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the special meeting.

      Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. The approval and adoption of the merger agreement and the merger at the special meeting are not considered routine matters. Accordingly, brokers will not have discretionary voting authority to vote your shares at the special meeting. A "broker non-vote" occurs when brokers do not have discretionary voting authority and have not received instructions from the beneficial owners of the shares. A broker will not be permitted to vote on the merger proposal without instruction from the beneficial owner of the shares of Factual Data common stock held by that broker. Abstentions and broker "non-votes" count as present for purposes of establishing a quorum described above, but will not be voted on the proposal to approve and adopt the merger agreement and the merger. Consequently, an abstention and broker "non-votes" will have the same effect as a vote against the proposal. Consequently, Factual Data shareholders are urged to return the enclosed proxy card marked to indicate their vote or to instruct their broker to vote shares held in "street name."

SHARES OWNED AND VOTED BY DIRECTORS AND EXECUTIVE OFFICERS; AGREEMENTS TO VOTE IN FAVOR OF THE MERGER AGREEMENT AND THE MERGER

      At the close of business on the record date for the special meeting, directors and executive officers of Factual Data, the wife of a director and two institutional shareholders owned and were entitled to vote, in the aggregate, 3,498,669 shares of Factual Data common stock. These shares represent approximately 56% of the Factual Data common stock outstanding as of the record date.

      Each of these shareholders has entered into a voting agreement with Kroll in which he, she or it has agreed, among other things, to vote all shares of Factual Data common stock beneficially owned by him, her or it in favor of the approval and adoption of the merger agreement and the merger, against a change of directors, capitalization or the organizational documents of Factual Data and against any other acquisition proposal or action that would delay or prevent the merger. In connection with and in support of the voting agreements, these persons have granted an irrevocable proxy to an affiliate of Kroll to vote the shares in accordance with the terms of the voting agreements and have waived their rights of appraisal and of dissent with respect to the merger. These persons have also agreed that they will not, in their capacities as shareholders of Factual Data, engage in any discussions or negotiations regarding any alternative acquisition transaction with third parties. See "The Voting Agreements."

VOTING PROCEDURES

      You may vote in person at the special meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the special meeting. You can change your vote at the special meeting at any time before the voting has been completed.

      Shareholders holding shares of Factual Data stock directly as shareholders of record or in "street name" may direct the voting of their shares without attending the special meeting. Factual Data shareholders may vote by granting proxies or, for shares held in street name, by submitting voting instructions to their brokers or nominees.

      Factual Data shareholders of record may submit proxies by completing, signing and dating the enclosed proxy card for the special meeting and mailing it in the enclosed pre-addressed postage-paid envelopes. All Factual Data shares represented by properly executed proxies received in time for the special meeting and not revoked will be voted at the special meeting, and at any adjournment or postponement of the meeting, in accordance with the instructions contained in the proxies. Properly executed proxies that do not contain voting instructions will be voted FOR the approval and adoption of the merger agreement and the merger.

      If your broker holds your shares of Factual Data common stock for you in "street name," you should instruct your broker to vote your shares, following the directions your broker provides to you. Most brokers have procedures for telephone or Internet voting. Check the material your broker sends you or call your account representative for more information. In the event you do not instruct your broker how to vote any shares held for you in street name, your shares will not be voted for the approval and adoption of the merger agreement and the merger.

      Factual Data shareholders of record may also vote in person at the special meeting by submitting their proxy cards or by filling out a ballot at the special meeting.

      FACTUAL DATA SHAREHOLDERS SHOULD NOT SEND IN ANY STOCK CERTIFICATES WITH THEIR PROXY CARDS. A LETTER OF TRANSMITTAL WITH INSTRUCTIONS FOR SURRENDER OF CERTIFICATES REPRESENTING SHARES OF FACTUAL DATA COMMON STOCK WILL BE MAILED TO SHAREHOLDERS AS SOON AS PRACTICABLE AFTER COMPLETION OF THE MERGER. FOR MORE INFORMATION REGARDING THE PROCEDURES FOR EXCHANGING FACTUAL DATA STOCK CERTIFICATES FOR CASH AND KROLL COMMON STOCK CERTIFICATES, SEE "THE MERGER AGREEMENT -- THE EXCHANGE FUND; PAYMENT FOR SHARES OF FACTUAL DATA COMMON STOCK."

REVOKING YOUR PROXY

      You may revoke your proxy at any time before the proxy is voted at the special meeting by:

            - submitting a written notice of revocation, bearing a later date than the proxy, to the corporate secretary of Factual Data at 5200 Hahns Peak Drive, Loveland, Colorado 80538, or to Georgeson Shareholder Communications Inc., 17 State Street, 10th Floor, New York, New York 10004.

            - granting a duly executed proxy relating to the same shares and bearing a later date (which automatically revokes the earlier proxy) and delivering it to the corporate secretary at Factual Data; or

            -     by attending the special meeting and voting in person.

      Simply attending the special meeting will not revoke a proxy. If you do not hold your shares of Factual Data common stock in your own name, you may revoke a previously granted proxy by following the revocation instructions provided by the bank, broker or other party that is the record owner of the shares.

SOLICITATION OF PROXIES AND EXPENSES

      Factual Data is soliciting proxies for the special meeting from its shareholders. Kroll and Factual Data will share equally all fees and expenses, other than their respective accountants' and attorneys' fees, incurred in relation to the filing and printing of this proxy statement/prospectus and the registration statement on Form S-4 of which it forms a part. Kroll has paid the SEC registration fee with respect to this proxy statement/prospectus, and Factual Data will bear the expenses of mailing this proxy statement/prospectus to its shareholders. Additionally, the merger agreement provides that under certain circumstances, one party may be required to pay the expenses of the other party in connection with the merger. See "The Merger Agreement - Termination - Fees and Expenses; Termination fee" beginning on page _____.

      Other than the costs shared with Kroll or required to be paid by Kroll under the circumstances described in the merger agreement, Factual Data will bear the cost of soliciting of proxies from its shareholders. Factual Data has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for which it will pay Georgeson a fee of $7,500 plus $4 for each incoming or outgoing telephone call and will reimburse Georgeson for reasonable out-of-pocket expenses. In addition to solicitation by mail, the directors, officers and employees of Factual Data and employees of Georgeson may solicit proxies from Factual Data shareholders by telephone, the internet, facsimile or in person. Factual Data has agreed to indemnify Georgeson against various liabilities and expenses, including various liabilities and expenses under the federal securities laws. Following the original mailing of the proxies and other soliciting materials, Factual Data and Georgeson will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Factual Data common stock and to request authority for the exercise of proxies. In such cases, Factual Data, upon the request of the record holders, will reimburse those holders for their reasonable expenses.

DISSENTERS' RIGHTS

      Shareholders are entitled to dissent from the merger and, subject to various conditions, receive cash for their Factual Data shares if the merger is completed. To do this, dissenting Factual Data shareholders must follow required procedures which are described in detail in "The Merger - Dissenters' Rights."

OTHER MATTERS

      The board of directors is not aware of any other business to be brought before the special meeting or any adjournment or postponement of the meeting. If, however, other matters are properly brought before the special meeting or an adjournment or postponement thereof, the persons appointed as proxies will have discretionary authority to vote the Factual Data shares represented by duly executed proxies in accordance with their discretion and judgment.

                                   THE MERGER

GENERAL

      This section, together with the following section, describes the material aspects of the proposed merger, including the merger agreement. These discussions are qualified in their entirety by reference to the merger agreement, which we have attached as Annex A to this proxy statement/prospectus, and to the other agreements and documents that are discussed in this proxy statement/prospectus and that are filed as exhibits to the registration statement of which this proxy statement/prospectus forms a part. You should read the merger agreement in its entirety as it is the legal document that governs the merger.

BACKGROUND OF THE MERGER

      After completion of its initial public offering in May 1998, Factual Data completed a private offering of its common stock to institutional investors in March 1999 and later arranged a bank credit facility with Wells Fargo Bank. Proceeds from these sources were used during 1998, 1999 and 2000 by Factual Data to make 37 acquisitions of companies engaged in the mortgage credit reporting business.

      In early 2001, Factual Data began to explore its strategic alternatives, including further acquisitions, a merger or sale of the company, joint ventures and other possible opportunities. Factual Data announced on May 7, 2001 the engagement of Stifel, Nicolaus & Company, Incorporated to advise it in these efforts.

      In connection with its engagement, Stifel prepared an executive summary of Factual Data and its business and began contacting companies which it believed might have an interest in acquiring or otherwise combining operations with Factual Data. Throughout the process, Stifel contacted approximately 140 potential candidates. Approximately 30 of these potential candidates entered into confidentiality agreements with Factual Data and received the executive summary. Factual Data received preliminary indications of interest from potential purchasers in late July 2001. These preliminary indications of interest were in the range of approximately $10.00 - $14.00 per Factual Data share. Selected potential candidates were given a presentation by Factual Data's management and were permitted to review due diligence information.

      In November 2001, Stifel reported the status of the process to Factual Data's board. Factual Data's board instructed Stifel to continue to negotiate with interested parties as well as to develop additional interest from other potential purchasers.

      On or about November 30, 2001, Daniel G. Helle, a director of Factual Data, requested Stifel to determine whether Fidelity National Information Solutions, Inc. had an interest in discussing a possible transaction with Factual Data. After several discussions between Stifel and Fidelity National, Fidelity National submitted a letter of intent dated January 18, 2002 proposing the acquisition of Factual Data. The letter of intent proposed an all stock offer at a fixed exchange ratio of 0.7143 shares of Fidelity National for every share of Factual Data. This translated to $10.00 per Factual Data share assuming a $14.00 Fidelity National stock price. On January 30, 2002, Factual Data's board of directors met to consider the letter of intent. The board formed a special committee consisting of directors Robert E. Terry, J. Barton Goodwin and James N. Donnan to respond, at the board's direction, to all acquisition proposals that might be received by Factual Data, including the Fidelity National proposal. After carefully considering the letter of intent, the board concluded that the consideration suggested by Fidelity National was inadequate and instructed the committee to so inform Fidelity National. The committee also was instructed to inquire whether Fidelity National might be interested in the sale of its mortgage credit reporting division to Factual Data.

      Over the next several weeks, there were several telephone calls between and among the members of the special committee of Factual Data's board of directors and representatives of Fidelity National discussing the merits of a potential business combination between the two companies. Discussion and negotiations of the proposed combination and operational matters continued for several weeks.

      In May 2002, Fidelity National announced the signing of a letter of intent to acquire Factual Data for the equivalent of $13.75 per Factual Data common share, subject to negotiation of a definitive agreement and customary closing conditions.

      On July 19, 2002, the board of directors of Factual Data met by telephone. Counsel to Factual Data reviewed a proposed form of merger agreement which had been submitted by Fidelity National. Counsel commented on the representations and warranties, conditions to closing, termination provisions, termination fees and expenses, and the provision for directors' and officers' liability insurance. Representatives of Raymond James & Associates, an investment banking firm which had been previously engaged by Factual Data, made a presentation to the board of directors concerning the Fidelity National proposal. The merger consideration proposed was $13.75 per share, consisting of part in cash and part in shares of Fidelity National common stock. Raymond James delivered its oral opinion, confirmed later in the day in writing, that as of July 19, 2002 and based on the assumptions made, matters considered and the limitations on the review undertaken as described in its written opinion, the merger consideration was fair from a financial point of view to Factual Data shareholders.

      After considering many factors, the board of directors determined that the merger with Fidelity National was in the best interests of Factual Data and its shareholders and that the $13.75 per share merger consideration to be paid partly in cash and partly in Fidelity National common stock was fair to Factual Data's shareholders. The board approved the merger agreement and it was signed on July 19, 2002. However, on August 29, 2002, Factual Data and Fidelity National mutually agreed to terminate the proposed merger.

      On January 27, 2003, Michael Beber, Executive Vice President, Strategic Development, of Kroll contacted James Donnan, President of Factual Data, regarding the possibility of a transaction between the two companies. After signing a confidentiality agreement on February 5, 2003, Mr. Beber visited Factual Data's offices in Loveland, Colorado on February 26, 2003 and was introduced to its business and management team.

      On March 26, 2003, J.H. Donnan, James Donnan, Russell Donnan and Todd Neiberger, the principal officers of Factual Data, visited Kroll's offices in New York, New York. At the meeting, the officers of each company made a presentation to the other about their company's history, current operations and plans for the future. Upon conclusion of the meeting, both parties agreed to pursue discussions and negotiations concerning a potential acquisition of Factual Data by Kroll.

      On April 8 and 9, 2003, Mr. Beber and three representatives of Kroll's financial advisor visited Factual Data's offices to review its operations, technology, financial position, results of operations and business strategy, and to meet with management to further Kroll's preliminary due diligence.

      On April 28, 2003, Factual Data received a communication from Kroll outlining the basic terms of a proposed transaction. On May 2, 2003, this information was discussed by the Factual Data board of directors, where it was concluded that Kroll's initial pricing proposal was not high enough, although the basic structure appeared to be worth exploring. It was determined at the meeting that James Donnan would approach Kroll and try to negotiate terms acceptable to the board of Factual Data.

      After James Donnan communicated Factual Data's interests and differences to Mr. Beber, Mr. Beber proposed that he and Michael Cherkasky, Kroll's Chief Executive Officer, visit Factual Data to discuss the proposal in person. That meeting took place at Factual Data's offices on May 5, 2003. Also in attendance at the meeting was a representative of Kroll's financial advisor. They were given a tour of the Factual Data operation. Thereafter, negotiations took place and a tentative understanding was reached regarding the proposal described in this proxy statement/prospectus, subject to completion of due diligence, the preparation of mutually satisfactory definitive agreements and certain other matters.

      Upon ending the meeting, it was proposed that Kroll would draft an exclusivity agreement. That document was delivered on or about May 8, 2003. Upon discussion between each company's management team and respective counsels and various revisions to the draft document, the exclusivity agreement was signed on or about May 14, 2003. The exclusivity agreement gave Kroll the exclusive right until June 20, 2003 to negotiate a business combination with Factual Data.

      On May 12, 2003, Factual Data's board of directors met telephonically to discuss a tentative proposal which had been embodied by Kroll into a preliminary, non-binding "deal/discussion point" memorandum dated May 7, 2003. The board carefully considered each point in the memorandum. The officers of Factual Data were authorized and instructed to attempt to negotiate a definitive agreement.

      Due diligence requests were exchanged by Kroll and Factual Data during mid May 2003, and Kroll's personnel and advisors began reviewing Factual Data's information in Loveland, Colorado on May 21, 2003. Factual Data began reviewing Kroll's public information on or about May 13, 2003 and received and began reviewing responses to its due diligence request in the third week of May 2003. Representatives of Anton Collins Mitchell LLP, reviewed Kroll's audit work papers in the New York offices of Deloitte & Touche on June 2 and 3, 2003. Anton Collins Mitchell is an independent member of the BDO Seidman Alliance; BDO Seidmen LLP is Factual Data's independent auditor.

      On May 26, 2003, Factual Data engaged Roth Capital Partners, LLC to render a fairness opinion. This fairness opinion is discussed elsewhere in this proxy statement/prospectus. Roth Capital was chosen by Factual Data because of its reputation in the industry and because it had become familiar with Factual Data and its business.

      On May 23, 2003, Kroll's counsel submitted a first draft of a proposed merger agreement and voting agreements. Management of Factual Data held a telephonic conference with legal counsel on May 27, 2003 to discuss the draft agreement and plan of merger. Legal counsel had prepared a synopsis of the merger agreement which, along with each article of the agreement, was discussed in detail. Management instructed legal counsel to propose certain changes to the agreement which was done and forwarded to Kroll's counsel on May 28, 2003.

      On June 3, 2003, Factual Data submitted the first draft of its disclosure schedules to the proposed merger agreement and received a draft of the merger agreement with changes suggested by Kroll and its counsel in response to the proposals made by Factual Data's legal counsel. On June 6, 2003, counsel to Kroll and counsel to Factual Data reviewed the latest draft of the merger agreement to identify points requiring further discussion, negotiation and decisions of management personnel.

      On June 9, Mr. Cherkasky, Michael D. Shmerling, President of Kroll's Background Screening Group, and other senior executives of Kroll's Background Screening Group met with members of Factual Data management at Factual Data's offices and conducted due diligence.

      On June 9, 2003, Factual Data's board members met telephonically to discuss the status of the merger and voting agreements, due diligence activities of management, independent accountants and counsel, and management's report on the overall status of the proposed transaction. The Factual Data board of directors determined to attempt to resolve open points in the merger agreement, voting agreements and related documents. Thereafter, members of Kroll's negotiating team and its counsel and Factual Data's management and its counsel had a conference call to discuss issues raised by the Factual Data board primarily relating to the voting agreements.

      During the week of June 16, 2003, near final negotiations continued and new drafts of the merger agreement, voting agreements with certain shareholders, lock-up agreements with the Donnan family members, and employment agreements with Factual Data senior management were circulated and reviewed by Kroll and Factual Data counsel and separate counsel engaged by the Donnan family and certain outside directors. Also during this week, Factual Data continued to revise and supplement its disclosure schedules required under the merger agreement. On June 19, 2003, Kroll representatives and its counsel and Factual Data management and its counsel held a conference call to review the status of negotiations and the various draft documents.

      On June 23, 2003, Factual Data's board of directors held a special telephonic meeting to consider the revised reorganization agreement and the merger, at which representatives of Roth Capital were present. Mr. J.H. Donnan discussed the business of Kroll and the benefits to Factual Data and its shareholders of a transaction with Kroll. Representatives of Roth Capital gave a presentation relating to its financial analyses of Kroll, Factual Data and the proposed merger which is set forth below in this section under the caption "Opinion of Roth Financial Partners LLP." Roth Capital rendered its oral opinion, subsequently confirmed in writing later in the day on June 23, 2003, that, as of that date and subject to the assumptions, qualifications, and limitations set forth in its written opinion, the per share merger consideration under the merger agreement was fair, from a financial point of view, to the holders of Factual Data common stock. See Annex B for the full text of the written opinion. Following these events, the Factual Data board of directors unanimously approved the merger agreement and the merger.

      On June 23, 2003, Daniel G. Helle, the Factual Data board member appointed by Haley LLC, one of Factual Data's institutional shareholders, waived the contractual right to appoint a special committee of the Factual Data board of directors for the purpose of determining whether to proceed with the merger.

      On June 23, 2003, the Kroll board of directors unanimously approved the merger agreement and the transactions contemplated by the merger agreement.

      Counsel to Factual Data informed Kroll's counsel that Roth Capital Partners had determined that the merger consideration was fair from a financial point of view, that Factual Data's board of directors had approved the merger agreement and that execution copies of the merger agreement, along with the voting, lock-up and employment agreements, should be prepared. In the evening of June 23, 2003, representatives of Kroll and Factual Data executed the merger agreement, the appropriate shareholders executed the voting agreement and certain employees of Factual Data executed employment agreements. Prior to the opening of the market on June 24, 2003, Kroll and Financial Data issued a joint press release announcing the merger.

FACTUAL DATA BOARD OF DIRECTORS' REASONS FOR THE MERGER

      Factual Data's board of directors believes that the merger is desirable and in the best interests of Factual Data and its shareholders. Accordingly, at the special meeting of Factual Data's board of directors held on June 23, 2003 at which the merger was considered and voted upon, the board of directors unanimously approved the merger agreement and the merger. The board of directors unanimously recommends that the holders of shares of Factual Data common stock vote FOR the approval and adoption of the merger agreement and the merger.

      The board of directors identified a number of benefits for Factual Data shareholders that could result from the merger. These potential benefits include:

            - Kroll's greater financial and other resources will allow Factual Data's technology, products and services to be developed and enhanced at a more rapid pace following the merger than Factual Data would likely be able to achieve as an independent company;

            - Kroll's broader suite of products and services, larger installed customer base and greater brand recognition will provide Factual Data with the opportunity to grow and gain market share more rapidly following the merger than Factual Data would likely be able to achieve as an independent company;

            - the opportunity for Factual Data shareholders to participate in a more commercially diversified company such as the combined companies following the merger; and

            - the transaction is expected to achieve synergies and possible cost savings from the combined product and services development, marketing and sales, and administrative areas of the two companies following the merger.

      In the course of its deliberations, the Factual Data board of directors considered a number of additional factors relevant to the merger, including:

            - the fact that approximately 80% of the merger consideration to be received by Factual Data shareholders consists of cash;

            - the possibility that Kroll shares to be received as part of the merger consideration may have appreciation potential in the long term;

            - the fact that the merger consideration would provide a 2.6% premium compared to the five day average closing price of Factual Data common stock for the period ended June 20, 2003; a 6.9% premium to the one month average closing price of Factual Data common stock for the period ended June 20, 2003; a 38.5% premium to the three month average closing price of Factual Data common stock for the period ended June 20, 2003; a 67.2% premium to the six month average closing price of Factual Data common stock for the period ended June 20, 2003; and a 83.4% premium to the one year average closing price of Factual Data common stock for the period ended June 20, 2003;

            - historical and prospective information concerning the respective businesses, financial performance and condition, operations, technology, management and competitive positions of Kroll and Factual Data, including public reports filed with the SEC concerning results of operations during the two most recent fiscal years for each company;

            - the possibility that Factual Data would not have the resources to timely execute its business plan when compared to its existing and potential competitors;

            - information relating to Factual Data's prospects, including the possibility that Factual Data would be required to raise additional capital to attempt to increase long-term shareholder value in excess of the merger consideration;

            - the Kroll shares represent a more liquid investment than Factual Data and provide greater market capitalization as compared to Factual Data common stock and, as a consequence, the merger provides a greater opportunity to Factual Data's larger shareholders, including members of the board of directors, to diversify their holdings;

            - the limitations Factual Data has suffered and could likely continue to suffer as a public company, including its limited trading volume, lack of institutional sponsorship, small public float, small market capitalization, and lack of research attention from analysts, all of which adversely affect the trading market for and the value of Factual Data common stock compared to the liquidity offered by the merger;

            - the fact that Kroll will continue to operate and expand Factual Data's business as a separate division;

            -     the impact on Factual Data's customers and employees;

            - that senior Factual Data management will have significant responsibilities within the combined company, which should facilitate the integration of Factual Data into the combined company, and that Factual Data technology, sales, and marketing teams will remain active within the combined entity;

            - the financial analyses and other information with respect to the companies presented by Roth Capital Partners, Factual Data's financial advisor in connection with the merger;

            - the oral opinion of Roth Capital Partners to the Factual Data board of directors on June 23, 2003, subsequently confirmed in writing, that, as of such date and based upon and subject to the various considerations set forth in the opinion, the merger consideration was fair to the holders of Factual Data common stock, from a financial point of view;

            -     the terms of the merger agreement, including:

                  1. Factual Data's ability, under certain conditions, to provide information to and negotiate with a third party that has made an unsolicited acquisition proposal that the board of directors determines is superior to the merger; and

                  2. Factual Data's ability to terminate the merger agreement if the Factual Data board of directors were presented with a superior offer, upon the payment of a termination fee;

            - the willingness of certain Factual Data shareholders to execute voting agreements in support of the merger and the fact that Kroll was unwilling to sign the merger agreement without the voting agreements; and

            - that the amount of, and circumstances giving rise to, the termination fee under the merger agreement was acceptable in the judgment of Factual Data in light of the value of the merger consideration to Factual Data shareholders.

      The potential negative factors that Factual Data's board of directors considered included:

            - the possibility that the merger might not be consummated and the effect of a public announcement of a termination of the merger on:

            1.    Factual Data's revenues, operating results and stock price;
                  and

            2. the potential disruption of Factual Data's business that might result from employee and customer uncertainty and lack of focus following announcement of the merger.

            - the risk that Kroll might fail to meet projected growth rates and analysts' expectations and that Kroll's stock price might decline substantially prior to or subsequent to closing;

            - the risk that the announcement of the merger could result in decisions by customers to cancel or delay purchases of products or services of Factual Data or Kroll;

            - the risk associated with attempting to integrate Factual Data's operations, products and services with Kroll's operations, products and services, including the risk that the benefits sought to be achieved by the merger will not be achieved;

            - the risks associated with entering into a non-solicitation agreement with Kroll regarding potential alternative transactions;

            - although the board of directors did not believe that any competing offer would be forthcoming, the risks associated with agreeing to a break-up fee of $3,500,000 payable to Kroll under certain circumstances and the potential effect of the termination fee in discouraging competing offers to acquire Factual Data;

            - the fact that directors, officers and key employees of Factual Data will receive benefits that are greater than or in addition to those received by Factual Data shareholders generally;

            - the fact that the proposed merger will create a taxable event for Factual Data shareholders; and

            -     other risks described under the caption "Risk Factors."

      In the view of the board of directors, these risks were not sufficient, either individually or in the aggregate, to outweigh the advantages of the proposed merger in the manner in which it was proposed. In addition, in the view of the board of directors, the inclusion of the non-solicitation agreement, termination fee and the voting agreements and proxies, together with the limited circumstances under which Factual Data could consider and negotiate another acquisition proposal, was consistent with the exercise of its fiduciary obligations under applicable law. These provisions were a condition to Kroll's agreeing to enter into the proposed transaction.

      The foregoing discussion of the information and factors considered by the board of directors is not intended to be exhaustive but includes the material factors considered by the board. In view of the wide variety of factors considered in connection with their evaluation of the proposed merger, the directors did not find it practical to, and did not, quantify or otherwise assign relative weights to the specified factors considered in reaching their determinations. Individual directors may have given differing weights to different factors. In addition, the board of directors did not reach any specific conclusion with respect to each of the factors considered. Instead, the board of directors conducted an overall analysis of the factors described above and determined that the potential benefits outweighed the potential risks of the merger.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      The board of directors believes that the merger is advisable and is fair to and in the best interests of Factual Data and its shareholders and, based upon the factors described immediately above and the opinion of Roth Capital Partners set forth below, recommends to Factual Data's shareholders that they vote FOR the approval and adoption of the merger agreement and the merger.

OPINION OF ROTH CAPITAL PARTNERS, LLC

      Factual Data retained Roth Capital Partners to render an opinion to the Factual Data board of directors as to the fairness, from a financial point of view, to Factual Data's shareholders, of the consideration to be received by such holders in connection with the proposed merger. On June 23, 2003, Roth Capital Partners rendered its written fairness opinion to Factual Data's board of directors, to the effect that, as of such date and based upon and subject to certain matters stated therein, the consideration of $14.00 cash and a partial share of Kroll common stock calculated to have a value of $3.50 (subject to adjustment) per share, to be received by holders of Factual Data's outstanding common stock in the merger was fair, from a financial point of view, to such shareholders.

      The full text of Roth Capital Partners' opinion, which sets forth the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken by Roth Capital Partners in rendering its opinion, is attached as Annex B to this proxy statement/prospectus. Factual Data shareholders are urged to read Roth Capital Partners' opinion in its entirety.

      Roth Capital Partners' opinion is directed only to the merger consideration to be received in the merger and does not constitute a recommendation to any Factual Data shareholder as to how such shareholder should vote at the meeting. The summary set forth in this document of Roth Capital Partners' opinion is qualified in its entirety by references to the full text of the opinion attached as Annex B.

      In connection with its opinion, Roth Capital Partners, among other things:

            - reviewed the financial terms and conditions as stated in the June 19, 2003 draft of the merger agreement;

            - reviewed certain publicly available financial statements and other information of Factual Data and Kroll, including their annual reports on Form 10-K for the year ended December 31, 2002, and quarterly reports on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission;

            - reviewed certain other publicly available information concerning Factual Data and Kroll;

            - reviewed other Factual Data and Kroll financial and operating information requested from and/or provided by Factual Data and Kroll;

            - discussed with members of senior management of Factual Data and Kroll certain information relating to the aforementioned, as well as financial forecasts and projections of Factual Data, and certain other matters;

            - reviewed the historical stock prices and trading volumes of Factual Data and Kroll;

            - reviewed publicly available information concerning companies in businesses considered by Roth Capital Partners to be most comparable to Factual Data and Kroll;

            - reviewed publicly available information concerning merger and acquisition transactions involving companies considered by Roth Capital Partners to be most comparable to Factual Data and Kroll; and

            - conducted other financial studies and analyses, performed other investigations and considered other matters deemed relevant for purposes of its opinion.

      In conducting its review and arriving at its opinion, Roth Capital Partners assumed and relied upon the accuracy and completeness of all financial, accounting, tax and other information discussed with or provided to it by Factual Data or Kroll or which is publicly available. Roth Capital Partners has not undertaken any responsibility for the accuracy, completeness or reasonableness of, or to independently verify, such information. Roth Capital Partners has further relied on the assurances of management of Factual Data that they are not aware of any facts that would make any of the information reviewed by Roth Capital Partners inaccurate, incomplete or misleading in any respect. Roth Capital Partners has assumed that the projections for Factual Data and other information provided to it by the management of Factual Data were reasonably prepared by such management reflecting the best currently available estimates and good faith judgments of such management as to the future financial performance of Factual Data, and such projections and other information provide a reasonable basis for its opinion. Roth Capital Partners has not been engaged to assess the achievability of any projections or the assumptions on which they were based, and Roth Capital Partners expressed no view as to such projections or assumptions.

      The financial projections for Factual Data do not take into account any circumstances or events occurring after the date they were prepared. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of Factual Data, may cause the financial projections or the underlying assumptions to be inaccurate. As a result, the financial projections for Factual Data may not be relied upon as necessarily indicative of future results.

      Roth Capital Partners's review of Kroll's future financial performance consisted of discussions with the senior management of Kroll and review of certain publicly available research analyst estimates. In addition, Roth Capital Partners has not assumed any responsibility for any independent valuation or appraisal of the assets or liabilities of Factual Data or Kroll, nor has it been furnished with any such valuation or appraisal.

      Roth Capital Partners also assumed that the merger will be consummated on substantially the same terms and conditions as set forth in the June 19, 2003 draft of the merger agreement reviewed by it. This June 19, 2003 draft was substantially the same as the final executed merger agreement.

      Roth Capital Partners expressed no opinion as to the underlying business decision to effect the merger, the structure or tax consequences of the merger agreement or the availability or advisability of any alternatives to the merger. Roth Capital Partners did not structure the merger or negotiate the terms of the merger. Roth Capital Partners does not express any opinion as to the likely trading range of Kroll's stock following the merger, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of Kroll and Factual Data at that time. The opinion is limited to the fairness, from a financial point of view, of the merger consideration to the shareholders of Factual Data. Roth Capital Partners does not express an opinion with respect to any other reasons, legal, business or otherwise, that may support the decision of the board of directors to approve or consummate the merger.

      Roth Capital Partners' opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to it on, the date of its opinion. In arriving at its opinion, Roth Capital Partners reviewed key economic and market indicators, including, but not limited to, growth in the U.S. Gross Domestic Product, inflation rates, interest rates, consumer confidence levels, mortgage origination levels and general stock market performance.

      Roth Capital Partners as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Roth Capital Partners may provide investment banking services to Kroll in the future. Roth Capital Partners provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivatives, of Kroll and Factual Data for its own account and for the accounts of customers.

      Roth Capital Partners will receive a fee of $375,000 for services rendered in connection with delivery of the fairness opinion provided to Factual Data, plus reimbursement of out of-pocket expenses, of which $275,000. A portion of Roth Capital Partners' fee is payable upon the closing of the Transaction. No portion of Roth Capital Partners' fee is contingent upon the conclusions reached in its opinion. Factual Data also agreed to indemnify Roth Capital Partners against certain liabilities, including liabilities under the federal securities laws.

      In conducting its investigation and analyses and in arriving at its opinion described herein, Roth Capital Partners has taken into account such accepted financial and investment banking procedures and considerations as Roth Capital Partners has deemed relevant, including the review of: (i) historical and projected revenues, operating earnings, net income and capitalization of Factual Data, and certain other publicly held companies in businesses Roth Capital Partners believes to be comparable to Factual Data and Kroll; (ii) the current and projected financial position and results of operations of Factual Data; (iii) the current financial position and results of operations of Kroll;
(iv) the historical market prices and trading activity of the common stock of Factual Data and Kroll's common stock; (v) financial and operating information concerning selected business combinations, which Roth Capital Partners deemed comparable in whole or in part; and (vi) the general condition of the securities markets.

      In arriving at its opinion, Roth Capital Partners made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Roth Capital Partners believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion.

      The following is a summary of the material financial analyses presented by Roth Capital Partners to Factual Data's board of directors in connection with providing its opinion.

      Stock Trading Analysis: As a preliminary matter, Roth Capital Partners reviewed the historical market prices and trading volume for Factual Data's common stock and reviewed publicly-available analysts reports, news articles and press releases relating to Factual Data. Roth Capital Partners reviewed Factual Data's closing stock price on a five-day average, one-month average, three-month average, six-month average and one-year average basis as of June 17, 2003. The resulting per share indications from this approach, as reviewed by Roth Capital Partners, ranged from $9.47 to $16.68. Roth Capital Partners reviewed the reported historical prices and historical trading activity for Factual Data common stock over the 60 active trading days beginning on March 24, 2003. Roth Capital Partners calculated the total number of shares traded at certain share price ranges, beginning with less than $10.50 per share to more than $17.50 per share. Based on this stock trading analysis, Roth Capital Partners concluded that 98% of the total share volume during this time period traded at or below $17.50 per share.

                          Average Closing
                               Price
5 Day                          $16.68
1 Month                        $16.07
3 Month                        $12.26
6 Month                        $10.23
1 Year                         $9.47

      Market Multiple Methodology: Roth Capital Partners reviewed certain financial information of comparable publicly traded companies selected by Roth Capital Partners. The comparable public companies included: Equifax, Incorporated, Fair Isaac Corporation, Fidelity National Information Solutions Inc., Fidelity National Financial, Inc. First American Corp., D.H. Horton Inc., LandAmerica Financial Group, Inc., Lennar Corporation, and KB Home (collectively, the "Comparables"). The Comparables were selected to account not only for information service providers but also for housing related industries that are cyclical and sensitive to interest rate movements. Roth Capital Partners calculated financial ratios of the Comparables based on the most recent publicly available information. Roth Capital Partners calculated financial ratios, including the multiples of: (i) enterprise value ("EV") to latest 12 months ("LTM") revenues, (ii) market value of equity ("MVE") to LTM earnings,
(iii) MVE to LTM book value, (iv) EV to projected fiscal year 2003 ("NFY") revenues of the Comparables based on the most recent publicly available information and (v) MVE to NFY earnings of the Comparables based on the most recent publicly available information. "MVE" is per share price of an entity's common equity securities. "EV" is calculated by adding an entity's market capitalization to the book value of its existing debt and preferred stock less cash and cash equivalents.

      Roth Capital Partners's analysis showed that the multiples of the Comparables were as follows:

                              LOW      HIGH      MEAN     MEDIAN
EV AS MULTIPLE OF:

LTM revenues                 .32x     4.58x     1.39x      .88x
NFY revenues                 .31x     3.74x     1.27x      .77x

MVE AS MULTIPLE OF:

LTM earnings                 4.92x    63.74x    12.65x    8.90x
LTM book value               .95x     14.42x    2.03x     2.16x
NFY earnings                 6.32x    24.59x    11.53x    8.82x

      Roth Capital Partners derived EV indications for Factual Data by applying selected revenue, earnings and book value multiples to operating results for the 12 months ended May 31, 2003 and projected revenues and earnings for the fiscal year ending December 31, 2003. Based on the above, the resulting indications of the EV of the operations of Factual Data ranged from approximately $100.8 million to approximately $116.1 million under this approach.

      After determining the EV of the operations of Factual Data, Roth Capital Partners made certain adjustments to determine equity value, including adjustments to reflect (i) certain debt obligations of Factual Data, (ii) an adjustment to reflect control of Factual Data, (iii) an adjustment to reflect contingent liabilities of Factual Data, and (iv) cash and cash equivalents. After consideration of these adjustments, Roth Capital Partners estimated the MVE of Factual Data using the market multiple methodology to be in the range of approximately $85.7 million to approximately $116.1 million, equal to a range of from $13.80 per share to $18.70 per share, respectively.

      Precedent Transaction Methodology: Roth Capital Partners reviewed the consideration paid in certain change of control acquisitions of selected publicly-traded companies, including acquisitions by Factual Data, that Roth Capital Partners deemed relevant. Roth Capital Partners refers to these transactions as the selected precedent transactions.

      The selected precedent transactions reviewed by Roth Capital Partners were:

      EFFECTIVE                                  SELLER                                      BUYER
      April 2000        Experian Colorado                                         Factual Data Corp.

      June 2000         Duff & Phelps Credit Rating Co.                           Fitch IBCA

      June 2000         CMD Group                                                 Cahners Business Information

    September 2000      C.B. Unlimited, Inc.                                      Factual Data Corp.

     October 2000       Quality Credit Reports                                    Factual Data Corp.

    November 2000       Air Credit Reporting Midwest, inc.                        Factual Data Corp.

    December 2000       Experian South Texas                                      Factual Data Corp.

    December 2000       Credit Bureau of Carbon County                            Factual Data Corp.

     January 2001       Factual Data of Florida                                   Factual Data Corp.

     August 2001        Osborn Group Inc.                                         LabOne Inc.

      March 2002        Datafax Credit Bureau of West Palm Beach and SE           Factual Data Corp.
                        Florida, Inc.

      April 2002        Professional Mortgage Reference Services, Inc.            Factual Data Corp.

      April 2002        Affiliated Real Estate Services, L.L.C.                   Factual Data Corp.

         N/A            Factual Data Corp. (1)                                    Fidelity Natl Info Solutions

      July 2002         Micro General Corp                                        Fidelity Natl Info Solutions

       pending          Fidelity Natl Info Solutions                              Fidelity Natl Finl Inc

(1) Transaction announced July 19, 2002 and terminated August 29, 2002

      This analysis produced the following multiples in change of control transactions:

                            LOW   HIGH     MEAN     MEDIAN
EV AS MULTIPLE OF:

LTM revenues               .50x   6.33x    1.50x    1.08 x

      In performing its analysis under this approach, Roth Capital Partners considered that the merger and acquisition transaction environment varies over time because of, among other things, interest rate and equity market fluctuations and industry results and growth expectations. No company or transaction used in the analysis described above, other than the Factual Data transactions, was directly comparable to Factual Data. Roth Capital Partners reviewed relevant transactions since 2000. Because of the limited number of relevant transactions in the industry, Roth Capital Partners also included acquisitions that Factual Data Corp. completed. The acquisitions completed by Factual Data Corp. helped to establish a reasonable basis to compare to the merger. Roth Capital Partners reviewed the foregoing transactions to understand the range of multiples of revenues paid for companies in the industry.

      Roth Capital Partners derived EV indications of Factual Data by applying selected revenue multiples to certain operating results for the 12 months ended May 31, 2003. Based on this approach, the resulting indications of the EV of the operations of Factual Data ranged from approximately $82.7 million to approximately $114.3 million.

      After determining the EV of the operations of Factual Data, Roth Capital Partners made certain adjustments to determine equity value including adjustments to reflect (i) certain debt obligations of Factual Data, (ii) contingent liabilities of Factual Data, and (iii) the dilutive effect of certain stock options outstanding. After consideration of such adjustments, Roth Capital Partners estimated the MVE of Factual Data, using the comparable transaction methodology, to be in the range of approximately $82.7 million to approximately $114.4 million, equal to a range of from $13.32 per share to $18.43 per share, respectively.

      Discounted Cash Flow Analysis: Roth Capital Partners performed a discounted cash flow analysis on the projected cash flows of Factual Data for the fiscal years ending December 31, 2003 through December 31, 2006, using projections and assumptions provided by Factual Data's management. Roth Capital Partners used a range of discount rates (24.0% to 27.0%) and terminal multiples (4.75x to 5.50x) based on forecasted EBITDA for the fiscal year ending June 30, 2006 to calculate a range of implied equity values per share of Factual Data common stock. Based on its discounted cash flow analysis, Roth Capital Partners derived a range of implied equity values per share of Factual Data common stock from $15.08 to $17.92.

      The aforementioned market multiple, precedent transaction and discounted cash flow methodologies provided Roth Capital Partners with indications of the MVE for Factual Data which ranged from $13.32 to $18.70 per share, compared to $17.50 per share in the Merger. Based on the above analyses, Roth Capital Partners determined that the consideration to be received by the Shareholders of Factual Data in connection with the Merger is fair to them from a financial point of view.

      As a matter of course, Factual Data does not publicly disclose forward-looking financial information. Nevertheless, in connection with its review, Roth Capital Partners considered financial projections. These financial projections were prepared by the management of Factual Data. The financial projections were prepared under market conditions as they existed as of approximately May 2003 and Factual Data's management does not intend to provide Roth Capital Partners with any updated or revised financial projections.

      The summary set forth above describes the material points of more detailed analyses performed by Roth Capital Partners in arriving at its opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at its opinion, Roth Capital Partners made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Roth Capital Partners believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the conclusions set forth in its opinion. In its analysis, Roth Capital Partners made numerous assumptions with respect to Factual Data, the merger, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than those suggested by such analyses. Additionally, analyses relating to the value of businesses or securities of Factual Data are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

KROLL'S REASONS FOR THE MERGER

      At a meeting held on June 23, 2003, the Kroll board of directors determined that the acquisition of Factual Data was consistent with its corporate strategy of complementing Kroll's internal growth with acquisitions that are likely to provide synergies when combined with Kroll's existing operations and unanimously approved the merger agreement and the merger. Kroll believes that Factual Data's leadership position in customized information services, the fact that these services are complementary to Kroll's own offerings of background screening services, the high quality of Factual Data's technology and service offerings and its strong management team will assist Kroll in fulfilling its strategy of expanding and strengthening its business offerings. Further, Kroll believes that the merger would be immediately accretive to Kroll's earnings per share.

INTERESTS OF FACTUAL DATA DIRECTORS, OFFICERS AND KEY EMPLOYEES IN THE MERGER OTHER THAN AS SHAREHOLDERS

      In considering the recommendations of the Factual Data board of directors regarding the merger, you should be aware that the directors, officers and key employees of Factual Data have interests in the merger that differ from, or may be in addition to, those of other shareholders of Factual Data, as described below. The board of directors was aware of these interests and considered them in approving and recommending the merger.

      EMPLOYMENT AGREEMENTS

      Four members of Factual Data's senior management team entered into new three year employment agreements with Factual Data, which will become effective only if the merger is completed. Of these four persons, J.H. Donnan, James N. Donnan and Todd A. Neiberger are presently members of Factual Data's board of directors. These new employment agreements provide for salaries and bonuses that are substantially the same as those that are presently being paid to those officers by Factual Data.

      These employment agreements include the following provisions:

            - salaries payable under the employment agreements are: J.H. Donnan--$332,750; James N. Donnan--$200,000; Todd A.
                  Neiberger--$157,300; Russell E. Donnan--$212,960. Each employee will be eligible to earn incentive compensation in accordance with plans approved each year by Kroll's compensation committee or board of directors with a maximum incentive compensation of at least 100% of each employee's salary;

            - each employment agreement contains customary provisions regarding termination, which provides for severance equal to 12 months' salary and incentive compensation if the employee is terminated without cause (as cause is defined in the agreement), death and disability and each employee is subject to a non-competition agreement during his period of employment and for a period of two years thereafter; and

            - the right to receive options under Kroll's 2000 Stock Option Plan to purchase shares of Kroll common stock, as follows:
                  J.H. Donnan--zero shares; James N. Donnan--72,500 shares; Russell E. Donnan--72,500 shares; and Todd A. Neiberger--100,000 shares. All options will vest over three years and will have an exercise price equal to the fair market value of Kroll stock on the date of closing of the merger. In the event that that their employment with Kroll is terminated without reason or for good cause, all such options held by such person shall immediately become fully exercisable and vested.

      In addition, the merger agreement provides that serveral key employees that are not executive officers will enter into new employment agreements with Factual Data, which will become effective only if the merger is completed. Under these employment agreement, these employees will have the right to receive options under Kroll's 2000 Stock Option Plan to purchase 155,000 shares of Kroll common stock in the aggregate.

      CERTAIN FACTUAL DATA STOCK OPTIONS

      Members of senior management, including Todd A. Neiberger who is currently a member of Factual Data's board of directors, hold options to acquire 50,500 shares of Factual Data's common stock exercisable at $8.00 per share. Of these, Mr. Neiberger holds options on 15,000 shares. The options will become fully vested upon closing of the merger and will be assumed by Kroll.

      Board members of Factual Data hold other options as follows:

Director                         Shares Under Option(1)     Exercise Price(1)
                                 ----------------------     -----------------
J.H. Donnan                              38,399                  $  7.83
James N. Donnan                          20,329                     7.78
Todd A. Neiberger                        21,979                     8.20
Robert J. Terry                           7,500                     7.55
Abdul Rajput                              7,500                     7.55
Daniel Helle (2)                          2,500                    11.65
J. Barton Goodwin (2)                     2,500                    11.65

----------
(1) Both the number of options and the option price will be adjusted to reflect the merger exchange ratio.
(2) Messrs. Goodwin and Helle are directors appointed to Factual Data's Board by two institutional investors who purchased Factual Data securities in a private placement completed in March 1999. As Messrs. Goodwin and Helle were representatives of the two investors, the options were issued directly to those investors.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the material United States federal income tax consequences to the Factual Data shareholders with respect to the exchange of Factual Data shares for cash and stock pursuant to the merger. This summary does not purport to be a description of all tax consequences that may be relevant to Factual Data's shareholders. This summary is based on the United States Internal Revenue Code of 1986, as amended, existing regulations promulgated thereunder, and current administrative rulings and court decisions, all of which are subject to change, possibly retroactively. Any such change could alter the tax consequences discussed herein. No ruling or opinion has been sought from the Internal Revenue Service with respect to the federal tax consequences discussed in this document, and there can be no assurance that the Internal Revenue Service or a court will not take a position contrary to the federal tax consequences discussed herein or that any contrary position taken by the Internal Revenue Service or a court would not be sustained. It is assumed that the shares of Factual Data common stock are held as capital assets. This summary does not address the consequences of the merger under state, local or foreign law, nor does it address all aspects of federal income taxation that may be important to a Factual Data shareholder in light of his or her individual circumstances. It also does not address tax issues that may be significant to a Factual Data shareholder subject to special rules, such as owners of interests in entities treated as partnerships for United States federal tax purposes that hold Factual Data common stock; financial institutions; broker-dealers or traders in securities; persons who are not citizens or residents of the United States or that are foreign corporations, estates or trusts; regulated investment companies; insurance companies; tax-exempt entities; United States expatriates; holders who acquired their shares through stock option or stock purchase programs or otherwise as compensation; holders who are subject to alternative minimum tax; or holders who hold their shares as part of a hedge, straddle or other risk reduction transaction. For United States federal income tax purposes, income earned through a partnership or an entity treated as such for United States federal tax purposes generally is attributed to its owners.

      FACTUAL DATA SHAREHOLDERS ARE ENCOURAGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM (INCLUDING THE APPLICATION AND EFFECT OF ANY FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS) OF THE MERGER.

      CONSEQUENCES TO FACTUAL DATA SHAREHOLDERS

      The merger will be treated for federal income tax purposes as a taxable sale by the Factual Data shareholders of their shares of Factual Data common stock. A shareholder will recognize gain or loss equal to the difference between
(1) the amount of the cash consideration plus the fair market value of the stock consideration received in the merger and (2) the shareholder's adjusted tax basis in the shares of Factual Data common stock surrendered in the merger. If the Factual Data shares surrendered in the merger are held by a shareholder as capital assets, the gain or loss will be capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if, as of the date of the merger, the shareholder held the shares of Factual Data common stock for more than one year. For individual shareholders, long-term capital gain generally is subject to preferential rates. There are limitations on the deductibility of capital losses.

      Each share of Kroll common stock received by a Factual Data shareholder in the merger will have a tax basis equal to the fair market value of the share received. A new holding period for each share of Kroll common stock received will begin on the day after the merger.

      BACKUP WITHHOLDING

      Under United States federal income tax law, the payment of the cash consideration by Kroll to a Factual Data shareholder (other than certain exempt shareholders, including among others, corporations) pursuant to the merger may be subject to backup withholding tax at a rate of 28%. To avoid backup withholding tax with respect to cash payments made pursuant to the merger, each shareholder must provide its correct taxpayer identification number or social security number in the specified manner and comply with applicable requirements of the backup withholding rules. Any amount withheld from the payment of the merger consideration under the backup withholding rules will be allowed as a refund or credit against the Factual Data shareholder's federal income tax liability if the shareholder furnishes the required information to the Internal Revenue Service in a timely manner.

ACCOUNTING TREATMENT

      The merger will be treated as a purchase for accounting and financial reporting purposes. Under this method of accounting, the assets and liabilities of Factual Data will be recorded in Kroll's consolidated financial statements at their estimated fair market value at the date of the merger, with the remaining purchase price reflected as goodwill.

REGULATORY APPROVALS REQUIRED FOR THE MERGER

      Each of Kroll and Factual Data has agreed to use its commercially reasonable efforts to obtain all regulatory approvals required in order to complete the merger. We cannot assure you that the required regulatory approvals will be obtained or, if obtained, what the timing of these approvals will be. We also cannot assure you that, if obtained, these approvals will not face legal challenges. Kroll and Factual Data are not aware of any regulatory approvals or actions that are required prior to completion of the merger other than those described below.

ANTITRUST MATTERS

      The Hart-Scott-Rodino Antitrust Improvements Act of 1976 prohibits Kroll and Factual Data from completing the merger until certain information and materials have been furnished to the U.S. Federal Trade Commission and the Antitrust Division of the U.S. Department of Justice and the applicable waiting periods have expired or been terminated. On June 26, 2003, Kroll and Factual Data filed their Premerger Notification and Report Forms pursuant to the HSR Act with the FTC and the Antitrust Division. Kroll and Factual Data expect that the waiting period will expire at 11:59 p.m. Eastern Time on July 28, 2003, although the waiting period could be extended if the FTC or the Antitrust Division requests additional information or documentary material. If such a request is made, the waiting period will be extended until 11:59 p.m., Eastern Time, on the thirtieth day after substantial compliance by Kroll and Factual Data with this request. In the event that such day falls on a Saturday, Sunday or holiday, the waiting period will expire on the next business day. Even after the waiting period expires or has been terminated, the FTC or the Antitrust Division retains the authority to challenge the merger on antitrust grounds, before or after the merger is completed.

      Neither Kroll nor Factual Data believes that completion of the merger will result in a violation of any applicable antitrust laws. However, we cannot assure you that no governmental agency will challenge the merger on antitrust grounds. State antitrust authorities and private parties in certain circumstances may bring legal action under the antitrust laws seeking to enjoin the merger or to impose conditions on the merger.

FEDERAL SECURITIES LAW CONSEQUENCES

      Factual Data shareholders who receive shares of Kroll common stock in the merger can freely transfer such shares, except that persons who are deemed to be "affiliates," as such term is defined under the Securities Act of 1933, of Factual Data at the time of the special meeting may only sell shares they receive in the merger in transactions permitted by the resale provisions of Rule 145 under the Securities Act, or as otherwise permitted under the Securities Act. People who may be deemed to be "affiliates" of Factual Data generally include individuals or entities that control, are controlled by, or are under common control with, Factual Data, and would not include Factual Data shareholders who are not executive officers, directors or significant shareholders of Factual Data.

      In general, under Rule 145, for one year after the date the merger is completed, Factual Data affiliates will be subject to the following restrictions on the public sale of shares of Kroll common stock acquired in the merger:

            - a Factual Data affiliate, together with certain related persons, may sell only through unsolicited "broker transactions" or in transactions directly with a "market maker," as such terms are defined in Rule 144 under the Securities Act;


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
            - the number of shares of Kroll common stock a Factual Data affiliate may sell, together with certain related persons and certain persons acting in concert, within any three-month period may not exceed the greater of 1% of the outstanding shares of Kroll common stock or the average weekly trading volume of such shares during the four calendar weeks preceding such sale; and

            - a Factual Data affiliate may sell only if Kroll remains current with its informational filings with the SEC under the Exchange Act.

      After one year from completion of the merger, a Factual Data affiliate may sell shares of Kroll common stock received in the merger without the limitations on the manner of sale or volume, provided that Kroll is current with its Exchange Act informational filings and that Factual Data affiliate is not then an affiliate of Kroll. Two years after completion of the merger, an affiliate of Factual Data may sell its shares of Kroll common stock received in the merger without any restrictions, so long as that affiliate has not been an affiliate of Kroll for at least three months prior to such sale.

      J.H. Donnan, Factual Data's Chief Executive Officer, his wife, Marcia Donnan, James N. Donnan, Factual Data's President, and Russell E. Donnan, Factual Data's Chief Information Officer, have agreed to a three year lock-up of the Kroll shares they will receive in the merger, subject to one-third of the shares being released on each of the first and second anniversaries of the closing of the merger, unless released earlier in connection with the termination of any such shareholder's employment with Factual Data under certain circumstances.

NASDAQ LISTING

      It is a condition to the merger that Kroll file an additional listing application with The Nasdaq National Market for the shares of Kroll common stock to be issued in the merger.

DISSENTERS' RIGHTS

      Factual Data is incorporated under Colorado law. Under the Colorado Business Corporation Act, Factual Data shareholders have the right to dissent from the proposed merger and, subject to certain conditions provided for under the Colorado dissenters' rights statutes, are entitled to receive payment of the fair value of their Factual Data common stock. Factual Data shareholders will be bound by the terms of the merger unless they dissent by complying with all of the requirements of the Colorado dissenters' rights statutes.

      The following is a summary of dissenters' rights available to Factual Data shareholders, which summary is not intended to be a complete statement of applicable Colorado law and is qualified in its entirety by reference to Article 113 of the Colorado Business Corporation Act, which is set forth in its entirety as Annex C to this proxy statement/prospectus.

      RIGHT TO DISSENT

      Factual Data shareholders are entitled to dissent from the merger and obtain payment of the fair value of their shares if and when the merger is effectuated. "Fair value," with respect to a dissenters' shares, means the value of the shares immediately before the effective time of the merger, excluding any appreciation or depreciation in anticipation of the merger except to the extent that exclusion would be inequitable. Under Article 113 of the CBCA, a shareholder entitled to dissent and obtain payment for his, her or its shares may not also challenge the corporate action creating the right to dissent unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

      Under Section 7-113-103 of the CBCA a record shareholder may assert dissenters' rights as to fewer than all shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights.

      Section 7-113-103(2) of the CBCA provides that a beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if (a) the beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights and (b) the beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

      Factual Data will require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to Factual Data that the beneficial shareholder has asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights.

      Procedure for Exercise of Dissenters' Rights

      The notice accompanying this proxy statement states that shareholders of Factual Data are entitled to assert dissenters' rights under Article 113 of the CBCA. A Factual Data shareholder who wishes to assert dissenters' rights shall:
(a) cause Factual Data to receive before the vote is taken on the merger at the special meeting, written notice of the shareholder's intention to demand payment for the shareholder's shares if the merger is effectuated; and (b) not vote the shares in favor of the merger. A Factual Data shareholder who does not satisfy the foregoing requirements will not be entitled to demand payment for his or her shares under Article 113 of the CBCA.

      Dissenters' Notice

      If the merger agreement and the merger are approved and adopted at the special meeting, Factual Data will send written notice to dissenters who are entitled to demand payment for their shares. The notice required by Factual Data will be given no later than 10 days after the effective time and will: (a) state that the merger was authorized and state the effective time or proposed effective date of the merger, (b) set forth an address at which Factual Data will receive payment demands and the address of a place where certificates must be deposited, (c) supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made, (d) set the date by which Factual Data must receive the payment demand and certificates for shares, which date will not be less than 30 days after the date the notice is given, (e) state that if a record Factual Data shareholder dissents with respect to the shares held by any one or more beneficial shareholders each such beneficial shareholder must certify to Factual Data that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation of the ability to exercise dissenters' rights, and (f) be accompanied by a copy of Article 113 of the CBCA.

      Procedure to Demand Payment

      A shareholder who is given a dissenters' notice to assert dissenters' rights will, in accordance with the terms of the dissenters' notice, (a) cause Factual Data to receive a payment demand (which may be a demand form supplied by Factual Data and duly completed or other acceptable writing) and (b) deposit the shareholder's stock certificates. A shareholder who demands payment in accordance with the foregoing retains all rights of a shareholder, except the right to transfer the shares until the effective time, and has only the right to receive payment for the shares after the effective time. A demand for payment and deposit of certificates is irrevocable except that if the effective time does not occur within 60 days after the date set by Factual Data by which it must receive the payment demand, Factual Data will return the deposited certificates and release the transfer restrictions imposed. If the effective time occurs more than 60 days after the date set by Factual Data by which it must receive the payment demand, then Factual Data will send a new dissenters' notice. A Factual Data shareholder who does not demand payment and deposit his or her Factual Data share certificates as required by the date or dates set forth in the dissenters' notice will not be entitled to demand payment for his, her or its Factual Data shares under Article 113 of the CBCA, and he, she or it will receive cash consideration for each of his, her or its shares equal to the per share price received by non-dissenting shareholders.

      Payment

      At the effective time or upon receipt of a payment demand, whichever is later, Factual Data will pay each dissenter who complied with the notice requirements referenced in the preceding paragraph the Factual Data estimate of the fair value of the dissenter's shares plus accrued interest. Payment shall be accompanied by an audited balance sheet as of the end of the most recent fiscal year of Factual Data or, an audited income statement for that year, and an audited statement of changes in shareholders' equity for that year and an audited statement of cash flow for that year, as well as the latest available financial statements, if any, for the interim period, which interim financial statements will be unaudited. Payment will also be accompanied by a statement of the estimate by Factual Data of the fair value of the shares and an explanation of how the interest was calculated, along with a statement of the dissenter's right to demand payment and a copy of Article 113 of the CBCA. With respect to a dissenter who acquired beneficial ownership of his, her or its shares after Factual Data's first announcement of the terms of the transaction on June 23, 2003, or who does not certify that his, her or its shares were acquired before that date, Factual Data may, in lieu of making the payment described above, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

      If Dissenter is Dissatisfied with Offer

      If a dissenter disagrees with the Factual Data payment or offer, such dissenter may give notice to Factual Data in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made prior thereto, or reject the offer of Factual Data and demand payment of the fair value of the shares and interest due if: (a) the dissenter believes that the amount paid or offered is less than the fair value of the shares or that the interest due was incorrectly calculated, (b) Factual Data fails to make payment within 60 days after the date set by Factual Data by which it must receive the payment demand or (c) Factual Data does not return deposited certificates if the Effective time is 60 days after the date set by Factual Data by which the payment demand must be received by the shareholder asserting dissenters' rights. A dissenter waives the right to demand payment under this paragraph unless he or she causes Factual Data to receive the notice referenced in this paragraph within 30 days after Factual Data makes or offers payment for the shares of the dissenter, in which event, such dissenter will receive all cash for his or her Factual Data shares in an amount equal to the amount paid or offered by Factual Data.

      Judicial Appraisal of Shares

      If a demand for payment made by a dissenter as set forth above is unresolved, Factual Data may, within 60 days after receiving the payment demand, commence a proceeding and petition a court to determine the fair value of the shares and accrued interest. If Factual Data does not commence the proceeding within the 60 day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded. Factual Data must commence any proceeding described above in the District Court of


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
the County of Larimer, Colorado. Factual Data shall make all dissenters whose demands remain unresolved parties to the proceeding as in an action against their shares, and all parties shall be served with a copy of the petition. Jurisdiction in which the proceeding is commenced is plenary and exclusive. One or more persons may be appointed by the court as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers will have the power described in the court order appointing them. The parties to the proceeding will be entitled to the same discovery rights as parties in other civil proceedings. Each dissenter made a party to the proceeding will be entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, to exceed the amount paid by Factual Data, or for the fair value, plus interest, of a dissenters' shares for which Factual Data elected to withhold payment.

      Court and Counsel Fees

      The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court will assess the costs against Factual Data; except that the court may assess costs against all or some of the dissenters, in the amount the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment. The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (a) against Factual Data and in favor of the dissenters if the court finds that Factual Data did not substantially comply with its obligations under the dissenters' rights statute, or (b) against either Factual Data or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by Article 113 of the CBCA. If the court finds that the services of counsel for any dissenter were of substantial benefit to the other dissenters similarly situated, and that the fees for those services should not be assessed against Factual Data, the court may award to such counsel reasonable fees to be paid out of the amount awarded to the dissenters who were benefited.

Any written notice required to be sent to Factual Data by a Factual Data shareholder electing to exercise his or her dissenter's rights under Article 113 of the CBCA should be to Russell E. Donnan at the offices of Factual Data, 5200 Hahns Peak Drive, Loveland, Colorado 80538.


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
                              THE MERGER AGREEMENT

GENERAL

         This section describes the material provisions of the merger agreement. The full text of the merger agreement is attached to this proxy statement/prospectus as Annex A and is incorporated by reference in this proxy statement/prospectus. We encourage shareholders to read the merger agreement in its entirety. In addition, important information about the merger agreement and the merger is provided in the previous section entitled "The Merger."

THE MERGER

         The merger agreement provides for the merger of Golden Mountain Acquisition Corporation, a wholly-owned subsidiary of Kroll, with and into Factual Data in accordance with Colorado law. As a result of the merger, Factual Data will survive the merger as a wholly-owned subsidiary of Kroll and the separate existence of Golden Mountain Acquisition Corporation will cease.

EFFECTIVE TIME

         The merger will become effective when Factual Data and Golden Mountain Acquisition Corporation file articles of merger with the Secretary of State of Colorado. Unless the merger agreement is terminated, the articles of merger will be filed as soon as possible, but no later than two business days after the satisfaction or waiver of the closing conditions contained in the merger agreement, unless otherwise agreed to by the parties. Please see "Conditions to Completion of the Merger" and "Termination."

MERGER CONSIDERATION

         EXCHANGE RATIO

         In the merger, each share of Factual Data common stock outstanding immediately prior to the merger, except as described below under "Cancellation," will be converted into the right to receive $14.00 in cash and a partial share of Kroll common stock.

         The number of shares of Kroll common stock that will be received by a holder of Factual Data common stock is based on the following formula:

                  - each share of Factual Data common stock will be converted into the right to receive the fraction of one share of Kroll common stock equal to a fraction, the numerator of which is $3.50 and the denominator of which is the average stock price of Kroll common stock;

                  - if the average stock price of Kroll common stock is equal to or more than $29.15, each share of Factual Data common stock will be converted into the right to receive 0.1201 of a share of Kroll common stock;

                  - if the average stock price of Kroll common stock is equal to or less than $23.85, each share of Factual Data common stock will be converted into the right to receive 0.1467 of a share of Kroll common stock. However, if this average price is less than $23.85, the Factual Data board of directors can terminate the merger agreement unless Kroll agrees to deliver to Factual Data shareholders Kroll

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
                           common stock calculated to have a value equal to $3.50 for each share of Factual Data common stock, based on the average stock price of Kroll common stock. See " - Termination."

         For purposes of this formula, average stock price means the volume weighted average price of Kroll common stock on The Nasdaq National Market for the 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the Factual Data special meeting.

         FRACTIONAL SHARES OF KROLL COMMON STOCK

         Kroll will not issue any fractional shares of common stock in connection with the merger. Instead, each holder of Factual Data common stock exchanged in connection with the merger who would otherwise be entitled to receive a fraction of a share of common stock of Kroll will receive cash, without interest, in an amount equal to the product of the fractional share interest to which that holder would otherwise be entitled and the average stock price of Kroll common stock.

         EXCHANGE OF FACTUAL DATA COMMON STOCK FOR KROLL COMMON STOCK

         Prior to completion of the merger, Kroll will appoint an exchange agent. No later than five business days after the merger, the exchange agent will mail to each holder of Factual Data common stock of record as of the effective time of the merger a letter of transmittal and instructions for surrendering the record holder's stock certificates in exchange for $14.00 in cash per Factual Data share and a certificate or certificates representing Kroll common stock. Only those Factual Data shareholders who properly surrender their Factual Data stock certificates in accordance with the exchange agent's instructions will receive:

                  -        cash in the amount of $14.00 per Factual Data share;

                  - a certificate or certificates representing Kroll common stock;

                  - cash instead of any fractional share of Kroll common stock; and

                  - dividends or other distributions, if any, to which they are entitled under the terms of the merger agreement.

         The surrendered certificates representing Factual Data common stock will be cancelled. After the completion of the merger, each certificate representing shares of Factual Data common stock that has not been surrendered will represent only the right to receive each of the items enumerated above. Following the completion of the merger, Factual Data will not register any transfers of Factual Data common stock on its stock transfer books.

         FACTUAL DATA SHAREHOLDERS SHOULD NOT SEND IN THEIR FACTUAL DATA STOCK CERTIFICATES UNTIL THEY RECEIVE A LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT WITH INSTRUCTIONS FOR THE SURRENDER OF THE FACTUAL DATA CERTIFICATES.

         DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES

         Factual Data shareholders are not entitled to receive any dividends or other distributions on Kroll common stock until the merger is completed. After the merger is completed, holders of Factual Data stock certificates will be entitled to dividends and other distributions declared or made after completion of the merger with respect to the number of whole shares of Kroll common stock which they are entitled to


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
receive upon exchange of their Factual Data stock certificates, but they will not be paid any dividends or other distributions on the Kroll common stock until they surrender their Factual Data stock certificates to the exchange agent in accordance with the merger agreement and the exchange agent's instructions.

         RETURN OF EXCHANGE FUND

         After the six month anniversary of the completion of the merger, all of the shares of Kroll common stock and cash held by the exchange agent that remain unclaimed by Factual Data shareholders will be returned to Kroll if Kroll so requests. If a Factual Data shareholder has not complied with the procedures necessary for exchange and payment prior to such time, that shareholder may look only to Kroll, and not the exchange agent, for that exchange and payment. In any event, Kroll or the exchange agent will be entitled to deduct and withhold from the cash and shares of Kroll stock otherwise payable to a Factual Data shareholder the amounts that they are required to deduct and withhold by any provision of the Internal Revenue Code or any provision of state, local or foreign tax law. None of the exchange agent, Kroll, Golden Mountain Acquisition Corporation or Factual Data will be liable for any amount paid to a public official pursuant to any applicable escheat or similar law.

         TRANSFERS OF OWNERSHIP AND LOST STOCK CERTIFICATES

         Kroll will only pay cash, issue a certificate or certificates representing whole shares of Kroll common stock, pay cash instead of any fractional share and pay any applicable dividends or other distributions in a name other than the name in which a surrendered Factual Data stock certificate is registered if the person requesting the exchange presents to the exchange agent all documents required to show and effect the unrecorded transfer of ownership and to show that such person paid any applicable stock transfer or other taxes. If a holder's Factual Data stock certificates have been lost, stolen or destroyed, a Factual Data shareholder will nevertheless be entitled to the merger consideration if the shareholder signs an affidavit of loss. Kroll also may, in its discretion, require Factual Data shareholders to deliver a bond in an amount sufficient to protect Kroll, the surviving corporation and the exchange agent against claims related to their lost Factual Data stock certificates.

         CANCELLATION

         Each share of Factual Data common stock held in Factual Data's treasury and each share of Factual Data common stock owned by Kroll of any of its subsidiaries or by Factual Data immediately prior to completion of the merger will be cancelled and retired without payment of any consideration.

REPRESENTATIONS AND WARRANTIES

         The merger agreement contains various customary representations and warranties by Kroll, Golden Mountain Acquisition Corporation and Factual Data about themselves and their respective subsidiaries.

CONDUCT OF BUSINESS BY FACTUAL DATA AND KROLL

         Factual Data has agreed to conduct its business and its subsidiaries' businesses in the usual, regular and ordinary course in substantially the same manner as conducted before the date of the merger agreement, including, without limitation, using commercially reasonable efforts to preserve intact its and its subsidiaries' business organizations; keeping available the service of its and its subsidiaries' present officers and key employees; and preserving its and its subsidiaries' relationships with customers, suppliers, distributors, licensors, licensees and other parties with whom it or its subsidiaries have business


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
dealings, so that their goodwill and ongoing businesses are not impaired at the time of the merger in any material respect.

         Except as otherwise permitted by the merger agreement or as consented to in writing by Kroll, the merger agreement prohibits Factual Data and any of its subsidiaries from taking specific actions, including:

                  - amending its articles of incorporation or bylaws (or similar organizational documents);

                  - declaring or paying any dividends on or making any other distributions, whether in cash, stock or property, on any of its capital stock;

                  - splitting, combining, recapitalizing or reclassifying any of its capital stock; or issuing or authorizing the issuance of any other securities in respect of or in substitution for, shares of its capital stock;

                  - repurchasing or otherwise acquiring, directly or indirectly, any shares of its capital stock;

                  - entering into, modifying, amending or terminating any contract, agreement, license, instrument, document or commitment in a manner which could reasonably be expected to have a material adverse effect on Factual Data, impair in any material respect Factual Data's ability to perform its obligations under the merger agreement, or prevent or materially delay the consummation of the transactions contemplated by the merger agreement;

                  - entering into any material contract if completion of the merger or compliance by Factual Data or any of its subsidiaries with the terms of the merger agreement could reasonably be expected to conflict with or cause a violation, breach, default, termination, cancellation or acceleration of any obligation or a loss of benefit under that contract, or result in the creation of any lien on the properties or assets of Factual Data or any of its subsidiaries or give rise to any increased, additional, accelerated or guaranteed right or entitlement of any third party;

                  - entering into any contract containing any restriction on the ability of Factual Data or any of its subsidiaries to assign its rights or obligations under that contract, unless that restriction expressly excludes an assignment to Kroll or its subsidiaries;

                  - entering into any contract containing any restriction on the ability of Factual Data or any of its subsidiaries to compete in any line of business;

                  - adopting or amending any stock option or similar plan;

                  - except as contemplated by the merger agreement, accelerating, amending or changing the rights or terms, including vesting and the period of exercisability, of its outstanding stock options, or authorizing cash payments in exchange for any stock options or other rights granted under its outstanding stock option plans;


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
                  - issuing, delivering, selling or authorizing the issuance, delivery or sale of, or purchasing, its capital stock, convertible securities, warrants and options, other than the issuance of Factual Data common stock under outstanding stock options or under Factual Data's employee stock purchase plan;

                  - transferring or licensing or extending, amending or modifying in any material respect any rights to its intellectual property, other than the grant of non-exclusive licenses in the ordinary course of business and consistent with past practice;

                  - entering into or amending any agreements granting exclusive or restrictive marketing, manufacturing or other exclusive or restrictive rights to its products, services or technology;

                  - selling, leasing, licensing, mortgaging or otherwise disposing of, or encumbering its properties or assets that are material to its and its subsidiaries' businesses, taken as a whole;

                  - selling, assigning, transferring or otherwise disposing of any of its properties or assets at a discount from fair market value;

                  - repurchasing, prepaying, incurring or guaranteeing any indebtedness;

                  - issuing or selling any debt securities, options, warrants, calls or other rights to acquire debt securities of Factual Data or any of its subsidiaries;

                  - agreeing to maintain the financial statement condition of another person or entity;

                  - making any loans or advances to any other person, other than travel expenses advanced to employees in the ordinary course of business, or making capital contributions to or investments in any other person or entity;

                  -        incurring any liens (except permitted liens);

                  - entering into real estate or operating leases requiring payments in excess of $100,000 annually in the aggregate;

                  - paying, discharging or satisfying claims, liabilities and obligations not reflected in Factual Data's financial statements that exceed $100,000 in any one case or $250,000 in the aggregate;

                  - incurring or committing to incur capital expenditures exceeding $300,000 in any one case or $600,000 in the aggregate;

                  - reducing insurance coverage levels in any material manner;

                  - terminating or waiving any right of substantial value, except upon notice to Kroll and in the ordinary course of business consistent with past practice;


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
                  - increasing or agreeing to increase the compensation payable to its officers or employees, except for increases in the salary or wages of non-officer employees in the ordinary course of business, consistent with past practice;

                  - granting any severance or termination pay to, or entering into or amending any employment or severance agreements with, any officer or employee;

                  -        entering into any collective bargaining agreement;

                  - establishing, adopting, entering into, modifying or amending any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, trust, fund, policy, agreement or arrangement for the benefit of any director, officer or employee;

                  - commencing lawsuits or arbitration proceedings, other than routine collection litigation, litigation that is not material, litigation in such cases where Factual Data in good faith determines that failure to commence a suit would result in the material impairment of a valuable asset of its business or litigation for a breach of the merger agreement;

                  - directly or indirectly making, or agreeing to make or negotiate towards making, an acquisition, except for Factual Data's franchisees or licensees;

                  - making or changing any tax election or adopting or changing any tax accounting method other than in the ordinary course of business and consistent with past practice, filing any tax return or amended tax return, entering into any closing agreement or settling any tax claim or assessment or consenting to any tax claim or assessment;

                  - revaluing its assets, including writing down inventory or writing off notes or accounts receivable, other than in the ordinary course of business consistent with past practice;

                  -        changing its fiscal year;

                  - prepaying or otherwise accelerating the payment of any accounts payable or any other obligation;

                  - failing to pay any of its accounts payable or other obligations in a timely manner, except for obligations that are contested in good faith and adequately reserved for;

                  - taking or agreeing in writing or otherwise to take any of the actions described above;

                  - taking or agreeing in writing or otherwise to take any action that would make any of its representations or warranties untrue or incorrect in any material respect; or

                  - taking or agreeing in writing or otherwise to take any action that would prevent it from performing any of its covenants under the merger agreement.

Except as consented to in writing by Factual Data, the merger agreement prohibits Kroll from:

                  - amending its certificate of incorporation or bylaws, except for changes that do not adversely affect holders of Kroll common stock; or

                  - entering into any material contract, agreement, license, instrument, document or commitment which prevents or materially delays the consummation of the transactions contemplated by the merger agreement.

         NO CONTROL OF FACTUAL DATA BUSINESS

         Kroll shall have no right to control the operations of Factual Data or any of its subsidiaries prior to the merger.

NO SOLICITATION

         Factual Data has agreed that it will not, directly or indirectly, through any officer, director, employee, representative or agent, (1) solicit, initiate, facilitate, continue or encourage the initiation of any inquiries that could lead to, (2) negotiate or discuss, or provide any non-public information to any third party relating to, (3) enter into an agreement for or make any statement, recommendation or solicitation in support of, or (4) agree to or enter into a letter of intent for or recommend, an acquisition proposal. The merger agreement defines "acquisition proposal" as any merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock or other securities, including a tender offer, or similar transaction involving Factual Data or any of its subsidiaries, other than transactions contemplated by the merger agreement.

         If Factual Data's board of directors, after consultation with independent legal advisors, determines in good faith that its fiduciary duties under applicable law require it to do so, it may:

                  - furnish non-public information to or enter into discussions or negotiations with a third party that has made an unsolicited bona fide written acquisition proposal, or recommend to Factual Data an unsolicited bona fide written acquisition proposal, which proposal was not obtained by Factual Data in breach of the merger agreement, if Factual Data's board of directors determines in good faith after consulting with independent financial and legal advisors that the acquisition proposal (1) was not obtained in breach of the merger agreement, (2) is reasonably capable of being completed on the terms proposed and
                           (3) after taking into account all relevant factors, including the long-term prospects of Kroll and Factual Data as a combined company, would, if consummated, result in a transaction more favorable to Factual Data's shareholders from a financial point of view than the merger, provided that (x) the third party has executed an agreement with confidentiality provisions no less favorable to Factual Data and no more favorable to the third party than the confidentiality agreement in effect between Factual Data and Kroll, (y) the non-public information being furnished has previously been delivered to Kroll and
                           (z) Factual Data notifies Kroll of these actions in writing; and

                  - comply with the applicable rules regarding tender offers in connection with an acquisition proposal.

         Factual Data further agreed:

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
                  - upon execution of the merger agreement, to terminate any existing discussions or negotiations of an acquisition proposal with any third party that were ongoing at the time;

                  - to notify Kroll orally and in writing immediately after receipt of any acquisition proposal or any request for non-public information in connection with an acquisition proposal or for access to the properties, books and records of Factual Data or any of its subsidiaries;

                  - to disclose to Kroll in reasonable detail the terms of all acquisition proposal or requests for information or access, including the identity of the person making the acquisition proposal or request; and

                  - to keep Kroll informed on a current basis of the status and details of any acquisition proposal or any discussions or negotiations.

         In addition, Factual Data agreed that it will not accept or enter into any agreement, letter of intent or similar document relating to an acquisition proposal for at least 72 hours after Kroll receives notice of the material terms of the acquisition proposal and the identity of the person making the acquisition proposal. During this 72-hour period, Factual Data will negotiate in good faith with Kroll regarding any proposal submitted by Kroll in response to the acquisition proposal.

         Factual Data also agreed to ensure that the officers, directors and affiliates of Factual Data and its subsidiaries and any investment banker or other financial advisor or representative retained by Factual Data or its subsidiaries are aware of the no-solicitation restrictions described above.

OTHER MATERIAL COVENANTS

         INDEMNIFICATION AND INSURANCE

         For six years following the merger:

                  - Factual Data will include in its articles of incorporation and bylaws indemnification provisions that are no less favorable than the provisions currently set forth in its articles of incorporation and bylaws, and such provisions will not be amended, modified or otherwise repealed in any way that would adversely affect the rights of individuals who are current or former directors, officers or employees of Factual Data at the time the merger is completed, unless otherwise required by law; and

                  - Factual Data and Kroll will indemnify and hold harmless each present and former director, officer or employee of Factual Data against all losses and damages in connection with any lawsuit, claim or investigation arising out of or pertaining to the transactions contemplated by the merger agreement or otherwise with respect to any acts or omissions occurring at or before the date the merger is completed, to the same extent as provided in Factual Data's articles of incorporation or bylaws as in effect on the date of the merger agreement.

         In addition, for a period of not less than six years after the merger, Kroll and Factual Data will use commercially reasonable efforts to maintain in effect directors' and officers' liability insurance covering those persons who are currently covered by Factual Data's existing directors' and officers' liability insurance policies on terms that are substantially similar to the terms applicable under those existing policies with respect to claims arising from and related to facts or events which occurred on or before the date the merger is completed. Kroll and Factual Data will not be required to pay more than $300,000 for this coverage for the six-year period.

         CONSENTS; COOPERATION

         Upon the terms and subject to the conditions set forth in the merger agreement, Kroll and Factual Data will promptly apply for and use commercially reasonable efforts to obtain, all consents and approvals required to be obtained for the completion of the merger, and will use commercially reasonable efforts to obtain all necessary consents, waivers and approvals under any of their respective material contracts in connection with the merger. The parties have agreed to consult with and provide necessary information to one another in connection with any submission by a party in connection proceedings under the Hart-Scott-Rodino Act or any other federal, state or foreign antitrust law, and to use commercially reasonable efforts to take all actions that may be required to cause the expiration of the notice periods under applicable antitrust laws as promptly as possible after the date of the merger agreement.

         Each party will use commercially reasonably efforts to resolve objections, if any, asserted by any governmental authority under applicable antitrust laws, including cooperation and commercially reasonable efforts to contest and resist any administrative or judicial action or proceeding that may be commenced by any governmental authority. Neither party is required to litigate or contest such a proceeding beyond the earlier of October 31, 2003 or the date of a ruling preliminarily enjoining the merger issued by a court of competent jurisdiction.

         However, these obligations will not require either party to agree to accept any operational restriction or to divest itself of any subsidiary, division or business unit that is material to the business of that party and its subsidiaries, taken as a whole, or if such restriction or the divestiture of which would be reasonably likely to have or result in a material adverse effect on that party or on the benefits intended to be derived as a result of the merger.

         SHAREHOLDERS MEETING

         Factual Data will call a shareholders meeting that will be held within 45 days of the date the registration statement, of which this proxy statement/prospectus is a part, is declared effective by the SEC. However, Factual Data may adjourn the meeting until the following conditions to the completion of the merger have been satisfied or waived or are reasonably expected to be satisfied or waived within two business days:

                  - no temporary restraining order, preliminary or permanent injunction or other court order preventing the completion of the merger is in effect;

                  - no proceeding brought by a governmental authority seeking to restrain or prohibit the merger is pending;

                  - no action has been taken nor has any statute, rule, regulation or order been enacted, enforced or deemed applicable to the merger by a governmental authority, which makes the consummation of the merger illegal;

                  - all necessary governmental approvals, waivers and third party consents in connection with the merger and the transactions contemplated by the merger agreement have been timely obtained and all waiting periods under applicable antitrust laws have expired or terminated;

                  - Kroll must have filed with The Nasdaq National Market an application for listing of additional shares for the shares of Kroll common stock issuable in exchange for Factual Data common stock and upon exercise of the options under the Factual Data stock option plans assumed by Kroll in the merger; and

                  - no suit, action or proceeding by a governmental entity is pending that seeks to prohibit or limit in any material respect the ownership or operation by Factual Data, Kroll or their affiliates of a material portion of their business or assets, or to require any of them to dispose of or hold separate any material portion of the business or assets of Factual Data or Kroll and their subsidiaries, in each case taken as a whole, as a result of the merger, or that seeks to prohibit Kroll or any of its affiliates from effectively controlling in any material respect a material portion of the business or operations of Factual Data.

  TREATMENT OF FACTUAL DATA STOCK OPTIONS AND THE FACTUAL DATA EMPLOYEE STOCK
                                 PURCHASE PLAN

         Upon the merger, Factual Data's stock option plans and each outstanding option to purchase shares of Factual Data common stock under the Factual Data stock option plans, whether vested or unvested, shall be assumed by Kroll. Each such option so assumed by Kroll shall continue to have, and be subject to, the same terms and conditions set forth in (1) the Factual Data stock option plans,
(2) the terms and conditions of each grant and (3) the option agreements evidencing, or other agreements relating to, such options (the items set forth in clauses (2) and (3), an "Option Agreement") immediately prior to the merger except that (i) such option shall be exercisable for the number of whole shares of Kroll common stock equal to the product of the number of shares of Factual Data common stock that were issuable upon exercise of such option immediately prior to the merger multiplied by the quotient of the merger consideration divided by the average stock price of Kroll common stock over the 20 day period ending three trading days before the merger, and rounded up to the nearest whole number of shares of Kroll common stock, (ii) the per share exercise price for the shares of Kroll common stock issuable upon exercise of such option shall be equal to the quotient in which the numerator is the product of the exercise price of Factual Data common stock at which such option was exercisable immediately prior to the merger multiplied by the average stock price and the denominator is the merger consideration, rounded up to the nearest whole cent. The assumed options are intended to qualify as incentive stock options following the merger as defined in Section 422 of the Code to the extent such options qualified as incentive stock options prior to the merger. Within 30 days after the merger, Kroll will issue a document evidencing this assumption to each person whose option was assumed. The following is an illustrative example of the adjustment of a Factual Data stock option for 50 shares of Factual Data common stock with an exercise price of $10.00 per share and an assumed average stock price of Kroll common stock of $24.00:

         Exchange ratio:                    $3.50 / $24.00 = 0.1458
         Option ratio:                      $17.50 / ($3.50 / 0.1458) = 0.7291
         Adjusted number of shares:         50 x 0.7291 = 36 shares
         Adjusted exercise price:           $10.00 / 0.7291 = $13.72

         Within 20 days of the merger, Kroll will file a registration statement registering the shares of Kroll common stock subject to the assumed Factual Data options and shall use its commercially reasonable efforts to maintain the effectiveness of such registration statement(s) for so long as such options remain outstanding.

         Outstanding purchase rights under Factual Data's Employee Stock Purchase Plan will be exercised immediately prior to the merger and participants in such plan will be issued Factual Data common stock, which shares will be converted into the right to receive cash of $14.00 per share and Kroll common stock in accordance with the merger agreement. The Factual Data Employee Stock Purchase Plan will be terminated on or prior to the merger.

         EMPLOYEE BENEFITS

         Except as provided in the employment agreements with any employee, for the first year following the merger while employed by Factual Data or Kroll, employees of Factual Data or Kroll who were employees of Factual Data at the merger will each (i) receive base wages, benefits, stock options and other incentives at rates and in amounts no less favorable, in the aggregate, to such employees than are paid to other employees of Kroll at equivalent levels, (ii) be eligible for participation in Kroll's bonus plan at levels that, at a minimum, equal the bonuses for which such employees were eligible immediately prior to merger, and (iii) not have their respective annual base salaries reduced below their annual base salaries in effect on date of the merger agreement.

         For purposes of determining eligibility to participate, vesting and accrual or entitlement to benefits where length of service is relevant under any employee benefit plan or arrangement of Factual Data or Kroll, employees of Factual Data and its subsidiaries as of the merger shall receive service credit for service with Kroll for all past service during such person's employment with Factual Data or Kroll (subject to offsets for previously accrued benefits and no duplication of benefits).

         These provisions are subject to the limitations and qualifications set forth in the merger agreement and may not be enforced by any employee of Factual Data.

CONDITIONS TO COMPLETION OF THE MERGER

         Kroll's and Factual Data's respective obligations to complete the merger are subject to the satisfaction or waiver by them of the following conditions:

                  - the merger agreement and the merger shall have been approved and authorized by the Factual Data shareholders;

                  - no temporary restraining order, preliminary or permanent injunction or other court order preventing the completion of the merger is in effect;

                  - no proceeding brought by a governmental authority seeking to restrain or prohibit the merger is pending;

                  - no action has been taken nor has any statute, rule, regulation or order been enacted, enforced or deemed applicable to the merger by a governmental authority, which makes the consummation of the merger illegal;

                  - all necessary governmental approvals, waivers and consents in connection with the merger and the transactions contemplated by the merger agreement have been timely obtained and all waiting periods under applicable antitrust laws have expired or terminated;

                  - Kroll has filed with The Nasdaq National Market an application for the listing of additional shares for the shares of Kroll common stock issuable in exchange for Factual Data common stock and upon exercise of the options under the Factual Data stock option plans assumed by Kroll in the merger;

                  - Kroll's registration statement on Form S-4, of which this proxy statement/ prospectus is a part, is effective and is not subject to a stop order or a proceeding for that purpose; and

                  - the proxy statement/prospectus has been delivered to the Factual Data shareholders in accordance with applicable law.

         Factual Data's obligations to complete the merger are also subject to the satisfaction or waiver by it of the following additional conditions:

                  - each representation and warranty of Kroll contained in the merger agreement shall be true and correct in all material respects, except for those representations and warranties that are qualified by their terms by a reference to materiality, which representations and warranties shall be true in all respects, as of the completion of the merger as though made on that date, except for representations and warranties that speak as of a specified date, which shall be true as of the specified date, and Kroll and Golden Mountain Acquisition Corporation shall have performed or complied in all material respects with all covenants, obligations and conditions required to be performed or complied with by them on or prior to the completion of the merger;

                  - Kroll shall have provided Factual Data with a certificate signed by an executive officer of Kroll that the foregoing conditions have been satisfied; and

                  - no suit, action or proceeding by an governmental entity shall be pending that seeks to prohibit or limit in any material respect the ownership or operation by Factual Data, Kroll or their respective affiliates of a material portion of their business or assets, or to require any of them to dispose of or hold separate any material portion of the business or assets of Factual Data or Kroll and their subsidiaries, in each case taken as a whole, as a result of the merger, or that seeks to prohibit Kroll or any of its affiliates from effectively controlling in any material respect a material portion of the business or operations of Factual Data.

                  - there has not occurred, nor is there a continuing, a general suspension of trading in securities on The Nasdaq National Market, nor such a general suspension of at least two consecutive business days during the five business days immediately prior to the merger.

         Kroll's and Golden Mountain Acquisition Corporation's obligations to complete the merger are also subject to the satisfaction or waiver by them of the following additional conditions:

                  - each representation and warranty of Factual Data contained in the merger agreement shall be true and correct in all material respects, except for such representations and warranties that are qualified by their terms by a reference to materiality, which representations and warranties shall be true in all respects, as of the completion of the merger as though made on such date, except for representations and warranties that speak as of a specified date, which shall be true as of the specified date, and Factual Data shall have performed or complied in all material respects with all covenants, obligations and conditions required to be performed or complied with by it at or prior to the completion of the merger;

                  - Factual Data shall have provided Kroll with a certificate signed by an executive officer of Factual Data that the foregoing conditions have been satisfied;

                  - no material adverse change in the condition of Factual Data shall have occurred since December 31, 2002;

                  - all of the directors of Factual Data and its subsidiaries shall have resigned;

                  - no suit, action or proceeding by an governmental entity shall be pending seeking to prohibit or limit in any material respect the ownership or operation by Factual Data, Kroll or their respective affiliates of any material portion of their business or assets, or to require any of them to dispose of or hold separate any material portion of the business or assets of Factual Data or Kroll and their subsidiaries, in each case taken as a whole, as a result of the merger, or seeking to prohibit Kroll or any of its affiliates from effectively controlling in any material respect a material portion of the business or operations of Factual Data, or seeking to impose material limitations on Kroll's ability to acquire and exercise full ownership rights of any shares of Factual Data common stock;

                  - Kroll shall have received letters from Factual Data affiliates regarding resales of Kroll common stock under Rule 145 of the Securities Act of 1933;

                  - there shall not have occurred and be continuing a general suspension of trading on the New York Stock Exchange or on Nasdaq for a period in excess of three hours; a decline in the Nasdaq composite index of 25% or more from the date of the merger agreement; a general suspension in the trading in, or limitation on prices for, securities on The Nasdaq National Market for a period of at least two consecutive business days immediately preceding the Merger; or armed hostilities, international calamities, or acts of terrorism which could reasonable be expected to result in a material adverse effect with respect to Factual Data or its subsidiaries;

                  - the voting agreements described below have been executed and remain in full force and effect;

                  - J.H. Donnan, Marcia R. Donnan, Russell E. Donnan and James N. Donnan shall have executed three year lock up agreements with respect to shares of Kroll common stock received by them in the merger and such agreements remain in full force and effect;

                  - Factual Data shall have received all consents, approvals, actions, orders, authorizations, registrations, declarations, announcements and filings required by the merger agreement;

                  - Factual Data shall have entered into written agreements which provide for the assignment, consent to change of control, cancellation or other resolution with respect to its third party contracts, in each case acceptable to Kroll in its sole discretion;

                  -        employment agreements with J.H. Donnan, James N.
                           Donnan, Todd A. Neiberger, Russell E. Donnan and certain key employees shall have been entered into and continue in full force and effect;

                  - Kroll shall have received a statement meeting the requirements of Treasury Regulation Section 1.1445-2(c)(3) that neither Factual Data nor any of its subsidiaries is a United States real property holding corporation;

                  - the Investors Agreement by and among J.H. Donnan, Marcia Donnan, Russell Donnan, James Donnan and CIVC Fund, L.P. and that certain Voting Agreement among the same parties shall have been duly terminated without payment or penalty; and

                  - the consent to assignment of or change of control obtained from Experian Information Solutions, Inc. shall continue to be in full force and effect.

TERMINATION

         The merger agreement may be terminated at any time prior to completion of the merger for any of the following reasons:

         1.       By mutual written consent of Kroll and Factual Data.

         2.       By either Kroll or Factual Data, if:

                  - the merger has not been consummated by October 31, 2003 through no fault of the party seeking to terminate the merger;

                  - a governmental entity has issued any nonappealable final action having the effect of permanently restraining, enjoining or otherwise prohibiting the merger;

                  - at the Factual Data special meeting, the requisite vote of the shareholders of Factual Data in favor of the adoption and approval of the merger agreement and the merger has not been obtained;

                  - any representation or warranty of the other party is not true and correct in all material respects; provided that each party has the right to cure such failure within 15 days of notice of breach up until _____, 2003; or

                  - the other party fails to perform or comply in all material respects with a covenant, obligation or condition obtained in the merger agreement; provided that each party has the right to cure such failure within 15 days of notice of breach.

         3.       By Kroll, if:


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
                  - the consent to assignment or change of control from Experian Information Solutions, Inc. ceases to be in full force and effect at any time prior to the merger;

                  - the Factual Data board of directors has withdrawn or modified its recommendation of the merger agreement or the merger in a manner adverse to Kroll;

                  - the Factual Data board of directors fails to reaffirm its recommendation of the merger agreement or the merger within ten business days after Kroll requests this reaffirmation at any time following the public announcement of an acquisition proposal;

                  - the Factual Data board of directors has recommended to the Factual Data shareholders any transaction which could result in a party other than Kroll acquiring 15% or more of the equity or assets of Factual Data;

                  - a party other than Kroll commences a tender offer or exchange offer for 15% or more of the outstanding shares of Factual Data common stock and the Factual Data board of directors has not sent to its security holders pursuant to Rule 14e-2 of the Securities Exchange Act, within 45 business days after the offer is first published, sent or given, a statement that Factual Data recommends rejection of the offer; or

                  - Factual Data fails to call and hold the meeting of its shareholders to approve and adopt the merger agreement and the merger within 45 days after Kroll's registration statement on Form S-4, of which this proxy statement/prospectus is a part, is declared effective by the SEC, provided that this declaration occurs on or before October 31, 2003, except that Factual Data may adjourn the meeting until specified conditions to completion of the merger have been satisfied or waived or are reasonably expected to be satisfied or waived within two business days.

         4.       By Factual Data, if:

                  - it accepts or proposes to accept, or recommends to shareholders, a superior proposal and pays to Kroll the required termination fee, so long as the Factual Data board of directors has otherwise complied with the no solicitation provisions of the merger agreement. The merger agreement defines a "superior proposal" as an alternative acquisition proposal which the Factual Data board of directors determines in good faith, after consultation with independent financial and legal advisors, (1) is reasonably capable of being completed on the terms proposed and
                           (2) would result in a transaction more favorable to Factual Data shareholders from a financial point of view than the proposed merger; or

                  - the volume weighted average price of Kroll common stock for the 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the Factual Data special meeting is less than $23.85; provided that (1) it delivers written notice to Kroll no later than two trading days before the Factual Data special meeting that it is terminating the agreement for this reason, which notice is not withdrawn prior to such meeting, and
                           (2) Kroll has not agreed in writing at least one trading day prior to the vote of the Factual Data

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
                           shareholders at the Factual Data special meeting to deliver to Factual Data shareholders $14.00 in cash and Kroll common stock having a value, based on the average stock price of Kroll common stock determined as described above, of at least $3.50 for each share of Factual Data common stock.

         FEES AND EXPENSES; TERMINATION FEE

         Except as described below, whether or not the merger is completed, all fees and expenses incurred in connection with the merger agreement and the related transactions will be paid by the party incurring the expense. However, Kroll and Factual Data will share equally all fees imposed by a governmental agency in connection with filings under the HSR Act and all fees and expenses, other than their respective accountants' and attorneys' fees, incurred in relation to the printing and filing of Kroll's registration statement on Form S-4, of which this proxy statement/prospectus is a part, any related preliminary materials, financial statements, exhibits and any amendments or supplements. Kroll will pay the SEC registration fee for the registration statement and Factual Data shall bear the expense of mailing this proxy statement/prospectus and any other materials to its shareholders.

         Factual Data will pay Kroll a termination fee of $3,500,000 within two business days after termination of the merger agreement by Kroll as a result of one of the following events:

                  - the Factual Data board of directors has withdrawn or modified its recommendation of the merger agreement and the merger in a manner adverse to Kroll;

                  - the Factual Data board of directors has failed to reaffirm its recommendation of the merger agreement and the merger within ten business days of a Kroll request for the same at any time following the public announcement of an acquisition proposal;

                  - the Factual Data board of directors has recommended to the Factual Data shareholders a transaction which could result in a party other than Kroll acquiring 15% or more of the equity or assets of Factual Data; or a party other than Kroll commences a tender offer or exchange offer for 15% or more of the outstanding shares of Factual Data common stock and the Factual Data board of directors has not sent to its security holders pursuant to Rule 14e-2 of the Securities Exchange Act, within 45 business days after the offer is first published, sent or given, a statement that Factual Data recommends rejection of the offer; or

                  - Factual Data fails to call and hold the meeting of its shareholders to approve and adopt the merger agreement and the merger within 45 days after Kroll's registration statement on Form S-4, of which this proxy statement/prospectus is a part, is declared effective by the SEC, except that Factual Data may adjourn the meeting until specified conditions to completion of the merger have been satisfied or waived or are reasonably expected to be satisfied or waived within two business days.

         If Factual Data terminates the merger agreement because it proposes to accept or recommend to shareholders a superior proposal, the termination fee will be paid to Kroll simultaneously with the termination.

         If the merger agreement is terminated by Kroll because of a breach of a representation, warranty, covenant or agreement of Factual Data, Factual Data will pay up to $750,000 of Kroll's and Golden Mountain Acquisition Corporation's out-of-pocket expenses incurred in connection with the merger agreement, including the fees and expenses of financial advisors, accountants and legal counsel and printing and filing fees, within two business days of such termination. If the merger agreement is terminated by Factual Data because of a breach of a representation, warranty, covenant or agreement of Kroll, Kroll will pay up to $750,000 of Factual Data's out-of-pocket expenses incurred in connection with the merger agreement, including the fees and expenses of financial advisors, accountants and legal counsel and printing and filing and mailing fees and expenses, within two business days of such termination.

AMENDMENT AND WAIVER; PARTIES IN INTEREST

         The merger agreement may be amended by the parties by action taken by or on behalf of their respective boards of directors at any time prior to the completion of the merger. However, after the Factual Data shareholders approve and adopt the merger agreement and merger, no amendment may be made which by applicable law requires further shareholder approval unless that shareholder approval is obtained.

         At any time prior to the completion of the merger, any party to the merger agreement may, to the extent legally allowed:

                  - extend the time for the performance of any of the obligations or acts of the other parties to the merger agreement;

                  - waive any inaccuracies in the representations and warranties made to such party contained in the merger agreement or in any document delivered pursuant to the merger agreement; or

                  - waive compliance with any of the agreements or conditions for its benefit contained in the merger agreement.

         The merger agreement is binding upon and inures solely to the benefit of the parties to the merger agreement, and nothing in the merger agreement confers, or is intended to confer, upon any other person any right or remedy under the merger agreement or otherwise, other than the rights of holders of Factual Data common stock to receive the merger consideration and the indemnification and insurance obligations of Kroll and Factual Data following the completion of the merger, which are intended for the benefit of specific officers and directors of Factual Data.

                              THE VOTING AGREEMENT

         As an inducement to Kroll to enter into the merger agreement, on June 23, 2003, each of J.H. Donnan, Marcia R. Donnan, Russell E. Donnan, James N. Donnan, Todd A. Neiberger, Robert J. Terry, Abdul H. Rajput, CIVC Fund L.P. and BCI Growth V, L.P. entered into a voting agreement with Kroll. Collectively, these shareholders own a total of 3,498,669 shares of Factual Data common stock, not including options, which are also covered by the voting agreement, which represent approximately 56% of the outstanding voting power of Factual Data as of the date of this proxy statement/prospectus.

         Under the terms of the voting agreement, these shareholders have agreed, among other things, to vote all of the Factual Data common stock owned of record or beneficially owned by them or over which they otherwise have voting control:

                  - in favor of the adoption, approval and consummation of the merger agreement and the merger and the other transactions contemplated thereby;

                  - against any other acquisition proposal involving Factual Data; and

                  - against any proposal that could (A) result in the change of directors of Factual Data, its capitalization or organizational documents, (B) result in a breach of any covenant, representation or warranty or any other obligation or agreement of Factual Data under the merger agreement, (C) impair Factual Data's ability to perform its obligations under the merger agreement or (D) prevent or materially delay completing the merger.

         These shareholders have also granted irrevocable proxies to an affiliate of Kroll to vote all of the Factual Data shares owned by them at any Factual Data meeting for or against the proposals described above and have also waived any rights of appraisal or rights to dissent with respect to the merger.

         These shareholders have agreed not to transfer or encumber any of the Factual Data shares owned by them unless the transferee agrees in writing to be bound by the terms of the voting agreements and the irrevocable proxies. In addition, these shareholders also agreed that they will not, directly or indirectly, in their capacities as shareholders of Factual Data, have any involvement related to any other acquisition proposal involving Factual Data.

         The voting agreements will terminate upon the earlier to occur of the termination of the merger agreement or the completion of the merger.

         The voting agreement has been filed as an exhibit to the registration statement of which this proxy statement/prospectus forms a part. Factual Data shareholders should refer to the full text of the voting agreement for a complete understanding of its terms.

                   COMPARATIVE PER SHARE PRICES AND DIVIDENDS

         Each of Kroll common stock and Factual Data common stock is traded on The Nasdaq National Market. Kroll common stock trades under the symbol "KROL," and Factual Data common stock trades under the symbol "FDCC." The following table sets forth the high and low sales prices per share of Kroll common stock and Factual Data common stock, as reported on The Nasdaq National Market, for the quarterly periods presented below.



                                                        KROLL                   FACTUAL DATA
                                                    COMMON STOCK                COMMON STOCK
                                                    ------------                ------------
                                                 HIGH          LOW            HIGH         LOW
                                                 ----          ---            ----         ---
2001:
First Quarter ......................        $    6.50     $    4.91     $    7.06     $   5.00
Second Quarter .....................             9.69          4.97          7.73         6.81
Third Quarter ......................            12.45          7.00         11.75         7.21
Fourth Quarter .....................            18.00         10.25         11.34         7.79
2002:
First Quarter ......................        $   19.24     $   15.11     $    9.00     $   6.75
Second Quarter .....................            24.34         14.19         12.04         5.95
Third Quarter ......................            25.00         17.00         11.79         6.95
Fourth Quarter .....................            22.85         16.70          8.19         6.19
2003:
First Quarter ......................        $   21.95     $   16.35     $    9.79     $   7.00
Second Quarter .....................            27.89         19.50         19.82         8.78
Third Quarter (through July _, 2003)


         Kroll anticipates that any future earnings will be retained to finance its operations and for the growth and development of its business. Accordingly, Kroll does not anticipate paying cash dividends on its shares of common stock for the foreseeable future. Additionally, the terms of Kroll's revolving credit facility provide that Kroll cannot pay dividends other than stock dividends and require maintenance of financial ratios and other covenants, which limit the funds available for cash dividends. The payment of any future dividends will be subject to the discretion of Kroll's board of directors and will depend on its results of operations, financial position and capital requirements, general business conditions, restrictions imposed by financing arrangements, if any, legal restrictions on the payment of dividends and other factors its board of directors deems relevant.

         Factual Data has not paid dividends since its inception. Under the merger agreement, Factual Data cannot pay cash dividends without the prior written consent of Kroll. If the merger is completed, the payment of any future dividends will be determined by Kroll. If the merger is not completed, Factual Data does not anticipate paying any cash dividends on its common stock in the foreseeable future because Factual Data would intend to retain any future earnings for use in business development.

         On June 23, 2003, the last trading day prior to the public announcement of the proposed merger, the closing prices of Kroll common stock and Factual Data common stock reported on The Nasdaq National Market were $26.64 per share and $19.60 per share, respectively. On _______, 2003, the most recent practicable date prior to the printing of this proxy statement/prospectus, the closing prices of Kroll common stock and Factual Data common stock on The Nasdaq National Market were $___________ and $__________, respectively. Shareholders should obtain current market quotations prior to making any decision with respect to the merger.

          UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combining financial statements give effect to the proposed acquisition of Factual Data based on the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed combining financial statements. In addition, the unaudited pro forma condensed combining statement of operations for the year ended December 31, 2002 also gives effect to Kroll's acquisitions of Ontrack and Zolfo Cooper completed on June 13, 2002 and September 5, 2002, respectively, and Kroll's common stock offering during October 2002 based on the assumptions and adjustments set forth in the accompanying notes.

   The unaudited pro forma condensed combining financial statements assume the issuance of 819,327 shares of Kroll's common stock in connection with the proposed acquisition of Factual Data. The number of shares assumed issued was derived by multiplying the number of shares of Factual Data outstanding on the date the merger agreement was executed (6,207,019 shares)by an exchange ratio of
0.1320. The unaudited pro forma condensed combining statement of operations for the year ended December 31, 2002 also reflects the issuance of 6,850,360 shares of Kroll's common stock in connection with the Ontrack acquisition, the issuance of 2,900,000 shares of Kroll's common stock in connection with the Zolfo Cooper acquisition and the issuance of 6,325,000 shares in connection with Kroll's common stock offering, as if such shares were outstanding for the entire year.

   The value assigned to the number of shares of Kroll's common stock assumed issued in connection with the proposed Factual Data transaction is based on the average of Kroll's common stock price on June 24, 2003, the date the Factual Data transaction was announced, and the two days before and after the announcement date. This results in an average common stock price of $27.04 for pro forma valuation purposes. The shares of Kroll's common stock issued in connection with the Ontrack and Zolfo Cooper transactions are valued based on the calculations determined upon the completion dates of these transactions as indicated above.

     The Factual Data purchase price has been allocated based on preliminary estimates of the fair value of the acquired assets and liabilities. See Note 1 to the Notes to Unaudited Pro Forma Condensed Combining Balance Sheet. The pro forma adjustments are subject to change pending a final analysis of the fair values of the assets acquired and liabilities assumed of Factual Data. The impact of these changes could be material.


PERIODS COVERED

     The unaudited pro forma condensed combining statement of operations for the year ended December 31, 2002 is based on the individual historical statements of operations of Kroll and Factual Data as well as the individual historical statements of operations of Ontrack and Zolfo Cooper for the period prior to being acquired by Kroll on June 13, 2002 and September 5, 2002, respectively, as if these transactions had occurred as of January 1, 2002. The unaudited pro forma condensed combining statement of operations for the three months ended March 31, 2003 is based on the individual historical statements of operations of Kroll and Factual Data for the three months ended March 31, 2003, as if the Factual Data transaction had occurred as of January 1, 2002. The unaudited pro forma condensed combining balance sheet as of March 31, 2003 is based on the individual historical balance sheets of Kroll and Factual Data, as if the proposed acquisition of Factual Data had occurred on March 31, 2003.

     The unaudited pro forma condensed combining financial statements are based on estimates and assumptions. These estimates and assumptions are preliminary and have been made solely for purposes of developing this pro forma information. Unaudited pro forma condensed combining financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the acquisitions of Factual Data, Ontrack and Zolfo Cooper had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the results of future operations. The pro forma condensed combining financial information does not give effect to any cost savings or restructuring and integration costs that may result from the integration of the business of Factual Data into Kroll. Costs related to restructuring and integration of Factual Data have not yet been determined.

     This unaudited pro forma condensed combining financial information is based upon the respective historical consolidated financial statements of Kroll, Factual Data, Ontrack and Zolfo Cooper and related notes incorporated by reference in this proxy statement/prospectus and should be read in conjunction with those statements and the related notes.


                                                        KROLL INC.
                               UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                                             For the Year Ended December 31, 2002
                                    (dollars in thousands, except per share amounts)

                                                Historical                        Pro Forma
                                                Ontrack         Pro Forma         Combined
                                                and Zolfo      adjustments         Kroll,                  Pro Forma
                                                 Cooper        for Ontrack         Ontrack     Historical  Adjustments   Pro Forma
                                   Kroll as      Prior to       and Zolfo         and Zolfo     Factual    for Factual   Combined as
                                   Reported     Acquisition      Cooper            Cooper        Data         Data        Acjusted
                                   --------     -----------    ------------      ---------    ----------  ------------  -----------

NET SALES                          $ 289,168     $ 69,426      $      -          $ 358,594    $ 63,072    $      -      $   421,666
COST OF SALES                        147,883       17,069         3,200 (a)        168,152      33,871      (4,497)(g)      197,526
                                   ---------     --------      --------          ---------    --------    --------      -----------
    Gross profit                     141,285       52,357        (3,200)           190,442      29,201       4,497          224,140
                                   ---------     --------      --------          ---------    --------    --------      -----------
OPERATING EXPENSES:
  Selling and marketing               27,424        6,707                           34,131           -       8,216 (g)       42,347
  General and administrative          73,934        9,006                           82,940      12,757      (1,587)(g)       94,110
  Research and development             5,845        4,855                           10,700           -           -           10,700
  Amortization of other
    intangible assets                  2,542          321           813  (b)         4,343       4,555      (2,132)(g)        8,486
                                                                    667   (c)                                1,720 (h)

  Loss on sale of business unit          102            -                              102           -                          102
  Merger related costs                     -            -                                -         115           -              115
                                   ---------     --------      --------          ---------    --------    --------      -----------
    Operating expenses               109,847       20,889         1,480            132,216      17,427       6,217          155,860
                                   ---------     --------      --------          ---------    --------    --------      -----------
      Operating income (loss)         31,438       31,468        (4,680)            58,226      11,774      (1,720)          68,280
OTHER INCOME (EXPENSE):
  Interest expense                    (4,436)        (537)            -  (d)        (4,973)     (1,486)       (757) (i)      (7,216)
  Interest income                        516          621                            1,137           -          85 (g)        1,222
  Other income (expense), net         (4,232)         (69)                          (4,301)        485         (85)(g)       (3,901)
                                   ---------     --------      --------          ---------    --------    --------      -----------
    Income before provision for
      income taxes                    23,286       31,483        (4,680)            50,089      10,773      (2,477)          58,385
  Provision for income taxes           6,986        1,038        (1,280) (a)        17,487       4,313        (688) (h)      20,809
                                                                   (325) (b)                                  (303) (i)
                                                                   (267) (c)
                                           -            -        11,335  (e)
                                   ---------     --------      --------          ---------    --------    --------      -----------
    Income from continuing
      operations                    $ 16,300     $ 30,445     $ (14,143)          $ 32,602     $ 6,460    $ (1,486)     $    37,576
                                   =========     ========     =========          =========    ========    ========      ===========
BASIC INCOME PER SHARE:
Income from continuing
  operations                          $ 0.55                                        $ 0.95                              $      1.06
                                  ==========                                    ==========                              ===========
Weighted average shares
  outstanding                     29,448,531                  5,021,668  (f)    34,470,199                 819,327  (j)  35,289,526
                                  ==========                  =========         ==========                ========      ===========
DILUTED INCOME PER SHARE:
Income from continuing
  operations                          $ 0.53                                        $ 0.92                              $      1.03
                                  ==========                                    ==========                              ===========
Weighted average shares
  outstanding                     30,542,142                  5,021,668  (f)    35,563,810                 819,327  (j)  36,383,137
                                  ==========                  =========         ==========                ========      ===========


The accompanying notes to the unaudited pro forma condensed combining financial statements are an integral part of these combining financial statements.


                                              KROLL INC.
                     UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                                For the Three Months Ended March 31, 2003
                             (dollars in thousands, except per share amounts)

                                                          Kroll          Historical
                                                           as             Factual       Pro Forma           Pro Forma
                                                         Reported           Data       Adjustments           Combined
                                                       ------------    ------------    ------------         ---------

NET SALES                                              $    104,762    $     20,952    $       --          $   125,714
COST OF SALES                                                48,296          10,994          (1,299) (a)        57,991
                                                       ------------    ------------    ------------        -----------
    Gross profit                                             56,466           9,958           1,299             67,723
                                                       ------------    ------------    ------------        -----------
OPERATING EXPENSES:
  Selling and marketing                                       9,232            --             2,238  (a)        11,470
  General and administrative                                 23,742           3,552            (370) (a)        26,924
  Research and development                                    3,161            --              --                3,161
  Amortization of other intangible assets                     1,206           1,211             395  (b)         2,243
                                                                                               (569) (a)
                                                       ------------    ------------    ------------        -----------
    Operating expenses                                       37,341           4,763           1,694             43,798
                                                       ------------    ------------    ------------        -----------
      Operating income                                       19,125           5,195            (395)            23,925
OTHER INCOME (EXPENSE):
  Interest expense                                           (1,057)           (294)           (189) (c)        (1,540)
  Interest income                                               227            --                23  (a)           250
  Other income (expense), net                                    40             127             (23) (a)           144
                                                       ------------    ------------    ------------        -----------
    Income before provision for income taxes                 18,335           5,028            (584)            22,779
  Provision for income taxes                                  7,059           2,091            (158) (b)         8,916
                                                                                                (76) (c)
                                                       ------------    ------------    ------------        -----------
    Income from continuing operations                  $     11,276    $      2,937    $       (350)       $    13,863
                                                       ============    ============    ============        ===========
BASIC INCOME PER SHARE:
Income from continuing operations                      $       0.28                                        $      0.34
                                                       ============                                        ===========
Weighted average shares outstanding                      40,002,935                         819,327 (d)     40,822,262
                                                       ============                    ============        ===========
DILUTED INCOME PER SHARE:
Income from continuing operations                      $       0.28                                        $      0.33
                                                       ============                                        ===========
Weighted average shares outstanding                      40,948,194                        819,327 (d)      41,767,521
                                                       ============                   ============         ===========


The accompanying notes to the unaudited pro forma condensed combining financial statements are an integral part of these combining financial statements.


                                                    KROLL INC.
                              UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
                                                  March 31, 2003
                                              (dollars in thousands)

                                                                    Kroll       Historical     Pro Forma        Pro Forma
                                                                 as Reported   Factual Data    Adjustments      Combined
                                                                 -----------   ------------    -----------      --------
ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                        $  79,618       $   9,887   $  (86,898) (a)    $ 24,107
                                                                                                 25,000  (c)
                                                                                                 (3,500) (d)

Trade accounts receivable, net of allowance
  for doubtful accounts                                             48,733           9,620         --             58,353
Unbilled revenues                                                   36,353            --           --             36,353
Related party receivables                                              734            --           --                734
Deferred tax asset                                                   5,284             381         --              5,665
Prepaid expenses and other current assets                            8,689             343         --              9,032
                                                                 ---------       ---------    ---------        ---------
     Total current assets                                          179,411          20,231      (65,398)         134,244
                                                                 ---------       ---------    ---------        ---------
PROPERTY, PLANT AND EQUIPMENT, at cost:
Land                                                                   194            --           --                194
Buildings and improvements                                           2,092            --           --              2,092
Leasehold improvements                                              13,068             918         --             13,986
Furniture and fixtures                                               7,594           3,287         --             10,881
Machinery and equipment                                             40,820          10,551         --             51,371
                                                                 ---------       ---------    ---------        ---------
                                                                    63,768          14,756         --             78,524
Less-accumulated depreciation and amortization                     (37,008)         (8,814)        --            (45,822)
                                                                 ---------       ---------    ---------       ---------
                                                                    26,760           5,942         --             32,702
                                                                 ---------       ---------    ---------       ---------

DATABASES, net of accumulated amortization                          10,816            --           --             10,816
GOODWILL, net of accumulated amortization                          300,812             566       83,360 (a)      373,039
                                                                                                (15,199)(b)
                                                                                                  3,500 (d)

OTHER INTANGIBLE ASSETS, net of accumulated
  amortization                                                      27,674          27,168       25,332 (b)       80,174
Deferred tax asset                                                      --           3,221       (3,221) (b)       --
OTHER ASSETS                                                        10,079             158         --             10,237
                                                                 ---------       ---------    ---------        ---------
     Total Assets                                                $ 555,552       $  57,286    $  28,374        $ 641,212
                                                                 =========       =========    =========        =========

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Revolving lines of credit                                        $     926       $    --      $  25,000 (c)    $  25,926

Current portion of long-term debt                                       64           3,191         --              3,255
Current portion of capitalized lease
  obligation - license agreements                                     --             2,724         --              2,724
Trade accounts payable                                              10,327           5,890         --             16,217
Related party payables                                               1,820            --           --              1,820
Accrued payroll and related benefits                                11,292           1,191         --             12,483
Other accrued liabilities                                           11,395             450         --             11,845
Income taxes payable                                                 8,678           2,433         --             11,111
Deferred revenue                                                    13,505              68         --             13,573
                                                                 ---------       ---------    ---------        ---------

     Total current liabilities                                      58,007          15,947       25,000           98,954

DEFERRED INCOME TAXES                                                5,358            --          6,912 (b)       12,270
CONVERTIBLE NOTES, net of unamortized
  discount                                                          20,847            --           --             20,847
Capitalized lease obligation - license
  agreements, less current portion                                    --             4,321         --              4,321
LONG-TERM DEBT, net of current portion                                  25           3,009         --              3,034
OTHER LONG-TERM LIABILITIES                                          1,759            --           --              1,759
                                                                 ---------       ---------    ---------        ---------

     Total liabilities                                              85,996          23,277       31,912          141,185
                                                                 ---------       ---------    ---------        ---------

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY:
Common stock                                                           401          27,728            8 (a)          409
                                                                                                (27,728)(a),(e)
                                                                   514,182            --         22,147 (a)      544,645
Retained Earnings (Accumulated Deficit)                                                           8,316 (a)
                                                                   (40,314)          6,256       (6,256) (a),(e) (40,314)
Accumulated other comprehensive loss                                (4,276)           --           --             (4,276)
                                                                      (437)             25          (25) (a),(e)    (437)
                                                                 ---------       ---------    ---------        ---------
     Total stockholders' equity                                    469,556          34,009       (3,538)       $ 500,027
                                                                 ---------       ---------    ---------        ---------
                                                                 $ 555,552       $  57,286    $  28,374          641,212
                                                                 =========       =========    =========        =========


The accompanying notes to the unaudited pro forma condensed combining financial statements are an integral part of these combining financial statements.

    NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                             (DOLLARS IN THOUSANDS)

PRO FORMA ADJUSTMENTS FOR ONTRACK AND ZOLFO COOPER

     (a) Represents salary expense of $3,200 to former equity partners of Zolfo Cooper in lieu of partner draw. The tax effect of the salary expense is $1,280 (assuming a tax rate of 40%).


     (b) Includes amortization expense of identifiable intangible assets acquired in connection with the acquisition of Ontrack of $813, based on a seven year weighted average amortization period. The tax effect of this additional expense is $325 (assuming a tax rate of 40%).


     (c) Includes amortization expense of identifiable intangible assets acquired in connection with the acquisition of Zolfo Cooper of $667, based on a five-year amortization period. The tax effect of this additional expense is $267 (assuming a tax rate of 40%).


     (d) In connection with the acquisition of Zolfo Cooper, Kroll incurred $75,000 of long-term debt with an estimated interest rate of 6%. During October 2002, Kroll utilized $75,000 of the net proceeds raised from its common stock offering to repay the long-term debt it incurred in connection with the Zolfo Cooper acquisition. For pro forma purposes, it was assumed that the long-term debt was repaid as of January 1, 2002.

     (e) Assumes a tax rate of 40% for Zolfo Cooper's operating results for the period prior to being acquired by Kroll on September 5, 2002 of $28,337.

     (f) Additional weighted average shares of 5,021,668 represent the additional shares of Kroll's common stock that would have been included if the shares issued by Kroll in connection with the acquisitions of Ontrack and Zolfo Cooper on June 13, 2002 and September 5, 2002, respectively, and the common stock offering during October 2002 were outstanding for the entire year.

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PRO FORMA ADJUSTMENTS FOR FACTUAL DATA

     (g)Represents reclassifications of Factual Data's line items to conform with Kroll's presentation.

     (h) Represents additional amortization expense of identifiable intangible assets assumed acquired in connection with the proposed acquisition of Factual Data of $1,720, assuming a ten year weighted average amortization period. The tax effect of this additional expense is $688(assuming a tax rate of 40%).

     (i) Represents interest expense of $757, based on assumed borrowings of $25,000 under Kroll's revolving credit facility to finance a portion of the cash consideration paid and an interest rate of 3.02875%. The tax effect of the interest expense is $303 (assuming a tax rate of 40.0%).

     (j) Additional weighted average shares of 819,327 represent the shares of Kroll's common stock assumed issued in connection with the proposed acquisition of Factual Data. The number of shares assumed issued was derived by multiplying the number of shares of Factual Data outstanding on the date the merger agreement was executed (6,207,019 shares) by an exchange ratio of 0.1320. Such ratio was calculated by dividing $3.50 by $26.51, Kroll's volume-weighted average common stock trading price for the five trading days ended Friday, June 20, 2003, of $26.51. The actual exchange ratio will be determined based on the volume-weighted average trading price of Kroll's common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the special meeting. Because the pro forma statements of operations assume that the acquisition occurred on January 1, 2002, the shares assumed issued have been treated as outstanding for the entire period presented.

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    NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
                             (DOLLARS IN THOUSANDS)

PRO FORMA ADJUSTMENTS FOR FACTUAL DATA

     (a) Represents reclassifications of Factual Data's line items to conform with Kroll's presentation.

     (b) Represents additional amortization expense of identifiable intangible assets assumed acquired in connection with the proposed acquisition of Factual Data of $395, assuming a ten year weighted average amortization period. The tax effect of this additional expense is $158 (assuming a tax rate of 40.0%).

     (c) Represents interest expense of $189, based on assumed borrowings of $25,000 under Kroll's revolving credit facility to finance a portion of the cash consideration paid and an interest rate of 3.02875%. The tax effect of the interest expense is $76(assuming a tax rate of 40.0%).

     (d) Additional weighted average shares of 819,327 represent the shares of Kroll's common stock assumed issued in connection with the proposed acquisition of Factual Data. The number of shares assumed issued was derived by multiplying the number of shares of Factual Data outstanding on the on the date the merger agreement was executed (6,207,019 shares) by an exchange ratio of 0.1320. Such ratio was calculated by dividing $3.50 by $26.51, Kroll's volume-weighted average common stock trading price for the five trading days ended Friday, June 20, 2003. The actual exchange ratio will be determined based on the volume-weighted average trading price of Kroll's common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the special meeting. Because the pro forma statements of operations assume that the acquisition occurred on January 1, 2002, the shares assumed issued have been treated as outstanding for the entire period presented.


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         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET
                              AS OF MARCH 31, 2003
                             (DOLLARS IN THOUSANDS)

1. ALLOCATION OF PURCHASE PRICE

     The allocation of the purchase price among Factual Data's assets acquired and liabilities assumed is based on preliminary estimates of fair value. These estimates of fair value could change based on the completion of Kroll's evaluation of the assets and liabilities of Factual Data, including finalization of an independent appraisal of the assets acquired.

     The following table sets forth the components of the purchase price.

Common stock issued (819,327 Kroll shares).................. $22,155
Cash consideration..........................................  86,898
Fair value of employee stock options exchanged*.............   8,316
Estimated transaction costs and expenses....................   3,500
                                                             --------
Total purchase price........................................$120,869
                                                             ========

  *Black-Scholes Description
   -------------------------

   The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions used for grants:


   Descrition
   ----------
   Dividend yield                       -
   Expected volatility              54.89%
   Risk-free interest rate           2.15%
   Expected lives                       5 years

   The number of shares of Kroll common stock assumed issued in connection with the proposed acquisition of Factual Data was derived by multiplying the number of outstanding shares of Factual Data on the date the merger agreement was executed (6,207,019 shares) by an exchange ratio of 0.1320. Such ratio was calculated by dividing $3.50 by $26.51, Kroll's volume-weighted average common stock trading price for the five trading days ended Friday, June 20, 2003 of $26.51. The actual exchange ratio will be determined based on the volume-weighted average trading price of Kroll's common stock over a period of 20 consecutive trading days ending three trading days before the vote of the Factual Data shareholders at the special meeting.

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



   The value assigned to the number of shares of Kroll's common stock assumed issued in connection with the proposed acquisition of Factual Data is based on the average of Kroll's common stock price on June 24, 2003, the date the Factual Data transaction was announced and the two days before and after the announcement date. This results in an average common stock price for pro forma valuation purposes of $27.04.

     The following table sets forth the preliminary estimate of the fair value of identifiable net assets of Factual Data acquired and acquisition goodwill:

Assets
  Cash, cash equivalents, accounts receivable and unbilled
   revenue .................................................$ 19,507
  Prepaid expenses and other................................     724
  Property, plant and equipment.............................   5,942
  Goodwill..................................................  72,227
  Other intangible assets...................................  52,500
  Other assets..............................................     158
Liabilities
  Accounts payable, accrued liabilities, deferred
    revenue and other current liabilities...................  15,947
  Long-term debt and capitalized lease obligations
    Deferred income taxes...................................   7,330
                                                               6,912
                                                             --------
Total purchase price........................................$120,869
                                                             ========


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2. Pro Forma Adjustments

(a) Represents the consideration assumed issued in connection with the proposed acquisition of Factual Data.

(b) Represents the allocation of the purchase price based on preliminary estimates of fair value of Factual Data's identifiable net assets acquired at March 31, 2003.

The excess of the purchase price over preliminary estimates of fair value of identifiable net assets is as follows:

Total purchase price.................................    $120,869
Preliminary estimates of fair value of
 identifiable net assets acquired....................      48,642
                                                          -------
Acquisition goodwill.................................     $72,227
                                                          =======

Calculation of goodwill acquisition adjustment is as follows:

Acquisition goodwill.................................     $72,227

Less: Factual Data goodwill at March 31, 2003........         566
                                                          -------
Goodwill adjustment..................................     $71,661
                                                          =======

(c) Represents assumed borrowings of $25,000 under Kroll's revolving credit facility to finance a portion of the cash consideration paid.

(d) Represents estimated transaction costs and expenses incurred by Kroll of $3,500 in connection with the acquisition of Factual Data.

(e)Represents the elimination of Factual Data's outstanding equity balances as of March 31, 2003.


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

    COMPARISON OF RIGHTS OF KROLL STOCKHOLDERS AND FACTUAL DATA SHAREHOLDERS

      After the merger, shareholders of Factual Data will become stockholders of Kroll. Their rights will then be governed by Kroll's certificate of incorporation and bylaws and the Delaware General Corporation Law. Presently, Factual Data shareholders' rights are governed by its articles of incorporation and bylaws and the Colorado Business Corporation Act.

      The following summary describes the material differences among the Kroll certificate of incorporation and bylaws and the Factual Data articles of incorporation and bylaws. This summary is not, however, a complete statement of all differences between rights of the holders of Kroll common stock and Factual Data common stock and is qualified by the full text of each document, the Colorado Business Corporation Act and the Delaware General Corporation Law. You should carefully read this entire proxy statement/prospectus and refer to the other documents discussed below for a more complete understanding of the differences among the rights of Factual Data shareholders and Kroll stockholders.

CAPITALIZATION

      Authorized and Outstanding Capital Stock

      The Factual Data articles of incorporation authorize the issuance of 51,000,000 shares of capital stock, consisting of:

            -     50,000,000 shares of common stock; and

            - 1,000,000 shares of preferred stock, the rights and preferences of which may be determined by the board of directors.

      The Kroll certificate of incorporation authorizes the issuance of 105,000,000 shares of capital stock, consisting of:

            -     100,000,000 shares of common stock, par value $.01; and

            - 5,000,000 shares of preferred stock, par value $.01, the rights and preferences of which may be determined by the board of directors.

      Voting Rights

      Under Colorado and Delaware law, shareholders are entitled to one vote per share of common stock held by such shareholder. The Factual Data articles of incorporation and the Kroll certificate of incorporation each prohibits cumulative voting for directors.

BOARD OF DIRECTORS

      Board Size

      Colorado law provides that the board of directors of a Colorado corporation shall consist of one or more directors as fixed by or in accordance with the bylaws. The Factual Data bylaws provide that the number of directors be fixed by the board of directors from time to time and shall not be less than one. Currently, Factual Data has seven directors.

      Under Delaware law, the board of directors shall consist of one or more members. The number of directors shall be fixed by or in the manner provided in the corporation's bylaws, unless the corporation's


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
certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. The Kroll bylaws provide that the number of directors constituting the board of directors shall not be less than two nor more than ten, as determined by the board of directors. Currently Kroll has nine directors.

      Board Classification

      The Factual Data articles of incorporation and by-laws provides that the Factual Data board is classified into three classes. Each class of directors is elected for a three-year term. Three directors are serving a term expiring in 2006, two directors are serving a term expiring in 2004 and two directors are serving a term expiring in 2005.

      The Kroll certificate of incorporation and by-laws provides that the Kroll board is classified into three classes. Each class of directors is elected for a three-year term. There are three directors in Class I, who are serving a term expiring in 2006, three directors in Class II, who are serving a term expiring in 2004 and three directors in Class III, who are serving a term expiring in 2005.

      Quorum Requirements

      Under Colorado law, a majority of the directors then in office constitutes a quorum. However, the bylaws may require a higher or lower number of directors to establish a quorum. The Factual Data bylaws do not modify this quorum requirement.

      Under Delaware law, a majority of the directors then in office constitutes a quorum, unless the certificate of incorporation or bylaws of the corporation of a corporation require a greater or lesser number, but in no event less than one-third of the votes of the entire board. Neither the Kroll certificate of incorporation nor the Kroll bylaws modifies this quorum requirement.

      Nominations

      Neither Colorado law nor the Factual Data articles of incorporation or bylaws have procedures for proposed shareholder nominations for the election of directors.

      The Kroll bylaws provide that nominations of candidates for election as directors may be made by the board of directors or by any holder of record of the capital stock of Kroll entitled to vote for the election of directors that complies with the requirements for making nominations. A Kroll stockholder that seeks to nominate a director must be present in person at the annual meeting. Nominations for the election of directors must be made in a written notice that is timely delivered to the secretary of Kroll. To be timely, the notice must be delivered to, or mailed or received by Kroll at its principal executive offices, not less than 75 days nor more than 120 days prior to the anniversary date of the previous year's annual meeting, unless the annual meeting is scheduled to be held more than 30 days before or more than 60 days after that anniversary date, in which case notice is timely if delivered to or mailed and received by Kroll not later than the later of (x) the 75th day before the date of the annual meeting or (y) the 15th day after Kroll publicly announces the date of the annual meeting.

      The stockholder's notice must state

- the name, age, business address and residence address of each person proposed to be nominated;

- the principal occupation or employment of each person proposed to be nominated;

- the class and number of shares of Kroll capital stock beneficially owned by each person proposed to be nominated on the date of the notice;

-     the consent of each nominee to serve as director if elected;

- the information regarding each nominee that is required to be disclosed pursuant to the rules and regulations of the Securities Exchange Act of 1934;

- the name and address of the stockholder and of the beneficial owners, if any, of Kroll capital stock registered in the nominating stockholder's name and the name and address of any other stockholder known by the nominating stockholder to be supporting each nominee;

- the class and number of shares of Kroll capital stock held of record, beneficially owned or represented by proxy by the nominating stockholder and by any other stockholder known by the nominating stockholder to be supporting each nominee; and

- a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person relating to the nomination of that nominee by the nominating stockholder.

      If the Kroll board of directors, any committee designated by the board or the presiding officer of the annual meeting determines that a person was not nominated in accordance with the foregoing procedures, that nominee will not be considered at the annual meeting.

      Cumulative Voting for Directors

      Under Colorado and Delaware law, cumulative voting is permitted only if it is specifically provided for in the corporation's articles of incorporation or certificate of incorporation, respectively. Neither the Factual Data articles of incorporation nor the Kroll certificate of incorporation provides for cumulative voting.

      Removal of Directors

      Colorado law provides that the directors of a corporation may be removed by the shareholders with or without cause unless the articles of incorporation provide that the directors may be removed only for cause. The Factual Data articles of incorporation and bylaws do not modify this right.

      Under Delaware law, a director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Kroll certificate of incorporation provides for a classified board of directors and specifically provides that no director may be removed by action of the stockholders except for cause. Consequently, a director of Kroll may be removed from office only for cause by the affirmative vote of a majority of the voting power of the shares entitled to vote.

      Board Action by Written Consent

      Under Colorado law, unless otherwise restricted by the bylaws, an action may be taken by a written action signed by all of the directors, if signed by all of the directors. The Factual Data bylaws do not modify the Colorado law.

      Under Delaware law, unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors of a Delaware corporation may take action without a meeting if all members of the board consent to such action in writing. The Kroll certificate of incorporation and bylaws do not contain any restriction on this right.

      Board Vacancies

      Under Colorado law, unless different rules for filling vacancies are provided for in the articles of incorporation, if a vacancy occurs on a board of directors, including vacancies resulting from an increase in the number of directors, may be filled by the shareholders, by the board, or by the affirmative vote of a majority of the remaining directors, even though less than a quorum. The Factual Data articles of incorporation do not modify the procedures prescribed by Colorado law.

      Under Delaware law, unless otherwise provided in the certificate of incorporation or bylaws of the corporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum. If at any time there are no directors, then any officer or stockholder may call a special meeting or apply to a court for the purpose of holding an election. Additionally, if at the time of filling a vacancy or newly created directorship, the directors then in office constitute less than a majority of the whole board, a stockholder or stockholders holding at least ten percent of the total number of outstanding shares may apply to a court for the purpose of holding an election. The Kroll bylaws provide that vacancies, including any vacancy created by the increase in the number of directors or the death, resignation, disqualification or removal of a director, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if the remaining directors constitute less than a quorum, or, if the vacancy is not so filled by the remaining directors, by the Kroll stockholders.

SHAREHOLDER MEETINGS

      Shareholder Action by Written Consent

      Under Colorado law, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting by written action signed by all of the shareholders entitled to vote on that action, unless the otherwise restricted by the articles of incorporation. The Factual Data articles of incorporation do not modify the Colorado law.

      Under Delaware law, unless otherwise provided in the corporation's certificate of incorporation, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting by written action signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. The Kroll certificate of incorporation and bylaws provide that the stockholders of Kroll may not take action by written consent.

      Ability to Call Special Meetings

      Under Colorado law and the Factual Data bylaws, a special meeting of shareholders may be called by the board of directors or any other person authorized to do so in the corporation's bylaws or by resolution of the board of directors, or by written demand from a shareholder or shareholders holding ten percent or more of the shares entitled to vote on the matters entitled to vote on the matters to be presented at the meeting.

      Under Delaware law, a special meeting of stockholders may be called in the manner provided by the certificate of incorporation or bylaws. The Kroll certificate of incorporation and bylaws provide that special meetings of the stockholders may be called only by the Executive Chairman of the Board, the Chief Executive Officer or the affirmative vote of a majority of the board of directors then in office.

      Notice of Meetings

      Under Colorado law and the Factual Data bylaws, holders of Factual Data common stock are entitled to at least ten but not more than 60 days' prior written notice for each regular meeting and special meeting. In addition, Colorado law and Factual Data's bylaws require that notice of a meeting at which the number of authorized shares is to be increased shall be given at least 30 days prior to the meeting.

      Under Delaware law and the Kroll bylaws, Kroll stockholders are entitled to at least ten but not more than 60 days' prior written notice for each annual meeting and special meeting of the stockholders. Delaware law requires that notice of a meeting at which an agreement of merger is to be considered shall be given to all stockholders of record, whether entitled to vote or not, at least 20 days prior to the meeting.

      Quorum Requirements

      Under Colorado law, unless otherwise provided in the articles of incorporation or the Colorado Business Corporation Act, the holders of a majority of the voting power of the shares entitled to vote at a meeting shall constitute a quorum, but a quorum shall not consist of fewer than one-third of the votes entitled to be cast by the voting group. The articles of incorporation of Factual Data do not modify the Colorado law.

      Under Delaware law, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at a meeting of the stockholders. The Kroll certificate of incorporation provides that the holders of shares of voting stock representing a majority of the voting power of the outstanding shares of voting stock issued, outstanding and entitled to vote at a stockholders meeting, represented in person or by proxy at that meeting, shall constitute a quorum.

      Advance Notice Provisions

      Neither Colorado law nor the Factual Data articles of incorporation or bylaws have procedures for advance notice of shareholder proposals to be brought before the annual meeting.

      The Kroll bylaws provide that, for a stockholder proposal to properly be brought before an annual meeting, the stockholder must comply with specified procedures. A Kroll stockholder that seeks to bring a proposal before an annual meeting must be present in person at that meeting. The proposal must be made in a written notice that is timely delivered to the secretary of Kroll. To be timely, the notice must be delivered to, or mailed or received by Kroll at its principal executive offices, not less than 75 days nor more than 120 days prior to the anniversary date of the previous year's annual meeting, unless the annual meeting is scheduled to be held more than 30 days before or more than 60 days after that anniversary date, in which case notice is timely if delivered to or mailed and received by Kroll not later than the later of (x) the 75th day before the date of the annual meeting or (y) the 15th day after Kroll publicly announces the date of the annual meeting.

      The notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting:

  - a brief description of the business desired to be brought before the annual meeting and the reasons for conducting that business at that meeting;

  -   the name and address of the stockholder proposing that business;

  - the class and number of shares of Kroll capital stock which are beneficially owned by that stockholder;

  - the name and address of the beneficial owners, if any, of Kroll capital stock registered in that stockholder's name and the class and number of shares of Kroll capital stock beneficially owned by those owners;

  - the name and address of any other stockholder known by the proposing stockholder to be supporting that business and the class and number of shares of Kroll capital stock beneficially owned by those other stockholders; and

  - any material interest of the stockholder, or any stockholder known to be supporting the proposal, in that business.

      If the Kroll board of directors, any committee designated by the board or the presiding officer of the annual meeting determines that a stockholder proposal was not made in accordance with the foregoing procedures, that proposal will not be considered at the annual meeting.

      Additionally, the Kroll bylaws provide special requirements for stockholder proposals of nominations for the election of directors. See " - Board of Directors - Nominations."

VOTING RIGHTS WITH RESPECT TO EXTRAORDINARY CORPORATE TRANSACTIONS

      Under Colorado law, the sale, lease, transfer or other disposition of all or substantially all of a corporation's property and assets other than in the usual and regular course of business must be authorized at a shareholders meeting by a majority of the voting power of the shares entitled to vote. In addition, under Colorado law, an agreement of merger, exchange or consolidation must be approved by the directors of each constituent corporation and adopted by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. A greater vote may by required if provided in a corporation's articles of incorporation or bylaws or if required by the board of directors.

      The Factual Data articles of incorporation require the affirmative vote of two-thirds of the shares entitled to vote for any merger or consolidation of Factual Data with or into any other corporation, or a sale, lease, exchange or other disposition of all or substantially all of the assets, or the dissolution of Factual Data.

      Under Delaware law, approval of mergers and consolidations requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, unless required by the certificate of incorporation, no vote of stockholders of the corporation surviving a merger is necessary if: (1) the merger does not amend in any respect the certificate of incorporation of the corporation; (2) each outstanding share immediately prior to the effective date of the merger is to be an identical share of the surviving corporation after the merger; and (3) either no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the number of shares of common stock to be issued in the merger plus the number of shares of common stock that are initially issuable on conversion of other securities issued in the merger do not exceed 20% of the common stock of the corporation outstanding immediately before the merger. The Kroll certificate of incorporation does not modify this voting requirement.

      In addition to the requirements discussed above, the antitakeover provisions of Delaware law impose different or additional voting requirements. See "- Business Combinations and Anti-Takeover Provisions."

AMENDMENTS TO ORGANIZATIONAL DOCUMENTS

      Articles of Incorporation

      Under Colorado law, if a quorum exists, an amendment to the articles of incorporation generally is approved if the votes cast favoring the action exceed the votes cast opposing the action unless a larger affirmative vote is required by the corporation's articles of incorporation or bylaws or by the board of directors or shareholders proposing the amendment. Prior to submitting an amendment for a shareholder vote, the amendment must be recommended by the board of directors to the shareholders unless the amendment is proposed by shareholders or unless the board of directors determines that, because of a conflict of interest or other special circumstances, it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment. In addition, holders of an outstanding class or series are entitled to vote as a class upon a proposed amendment, whether or not entitled to vote thereon by the provisions of the articles, if the amendment would have certain effects on the class or series of stock, such as changing the number of shares in the class or changing the rights or preferences of the class or series. The Factual Data articles of incorporation require that the articles can only be amended or repealed by a vote of two-thirds of the shares entitled to vote thereon.

      Under Delaware law, an amendment to the certificate of incorporation requires the affirmative vote of the holders of majority of the shares entitled to vote, unless the corporation's certificate of incorporation requires a greater or lesser number for approval. The Kroll certificate of incorporation does not change the vote required by Delaware law. Additionally, under Delaware law, the holders of the outstanding shares of a class are entitled to vote as a class upon any proposed amendment to the certificate of incorporation, whether or not they are entitled to vote thereon by the provisions of the corporation's certificate of incorporation, if the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to adversely affect them.

      Bylaws

      Colorado law and the Factual Data bylaws provide that the power to make, amend or repeal the bylaws is vested in the board, unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. Colorado law and the Factual Data bylaws also provide that the authority of the board of directors is subject to the power of the shareholders to make, amend or repeal such bylaws by a majority vote of the shareholders at any annual meeting or at a special meeting called for such purpose. Moreover, the board of directors may not make or alter any bylaws fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board of directors, or fixing the number of directors or their classifications, qualifications or terms of office. The board may adopt or amend a bylaw to increase the number of directors.

      Under Delaware law, the power to adopt, amend or repeal the bylaws is vested in the board of directors and is subject to the power of the stockholders to adopt, amend or repeal bylaws adopted, amended or repealed by the board. The Kroll certificate of incorporation and bylaws provide that the bylaws may be amended or repealed by the board of directors or at any annual meeting of stockholders or special meeting of stockholders called for that purpose by the affirmative vote of a majority of the total votes eligible to be cast on the amendment or repeal by holders of voting stock, voting together as a single class.

PAYMENT OF DIVIDENDS AND REPURCHASE OF SHARES OF STOCK

      Under Colorado law, a corporation may pay dividends or repurchase its shares if (i) the corporation will be able to pay its debts in the ordinary course of business after paying the dividend or repurchasing the shares or (ii) the corporation's total assets continue to exceed its liabilities plus any amounts required to pay any preferential rights.

      Under Delaware law, a corporation may pay dividends only out of surplus, which is defined generally as the stockholders' equity of the corporation less the par value of the capital stock outstanding, or, if there exists no surplus, out of the net profits of the corporation for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If the capital of the corporation has diminished to an amount less than the aggregate amount of capital represented by issued and outstanding stock having a liquidation preference, the corporation may not declare and pay out of its net profits any dividends to the holders of its common stock until the deficiency has been repaired. In general, Delaware law provides that shares of a corporation's capital stock may only be repurchased or redeemed by the corporation out of surplus. To determine the surplus, assets and liabilities are valued at their current fair market value. Assuming that such assets have a fair market value greater than their book value and that liabilities have not increased in value to a greater extent, such revaluation will increase the surplus of the corporation and thereby permit the corporation to pay an increased dividend and/or to repurchase a greater number of shares.

      It is the present policy of Kroll's board of directors to retain any earnings for use in Kroll's business.

LIMITATION OF LIABILITY OF DIRECTORS

      Under Colorado law, a corporation may include in its articles of incorporation a provision which would, subject to the limitations described below, eliminate or limit directors' liability for monetary damage for breaches of their fiduciary duty of care. Under Colorado law, a director's liability cannot be eliminated or limited for:

            - any breach of a director's duty of loyalty to the corporation and its shareholders;

            - acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

            -     unlawful distributions voted for or assented to by a director;
                  or

            -     receipt of an improper personal benefit.

      The Factual Data articles of incorporation provide that, to the fullest extent permitted by Colorado law, a director shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as director.

      Under Delaware law, a corporation may include in its certificate of incorporation a provision which would, subject to the limitations described below, eliminate or limit directors' liability for monetary damage for breaches of their fiduciary duty of care. Under Delaware law, a director's liability cannot be eliminated or limited for:

            -     breaches of duty of loyalty;

            - acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

            - the payment of unlawful dividends or expenditure of funds for unlawful stock purchases or redemptions; or

            - transactions from which a director derived an improper personal benefit.

      The Kroll certificate of incorporation provides for the elimination or limitation of directors' liability to the fullest extent permitted under Delaware law.

INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

      Under Colorado law, a corporation may indemnify any director, officer or employee who is made or threatened to be made party to a proceeding by reason of the former or present official capacity of the director, officer or employee, against judgments, penalties, fines, settlements and reasonable expenses so long as such person:

            -     acted in good faith; and

            - reasonably believed that (i) in the case of conduct in an official capacity with the corporation, that the conduct was in the best interests of the corporation, or (ii) in all other cases, that the conduct was at least not opposed to the best interests of the corporation; and

            - in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful.

      Colorado law provides that, unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful in defense of any proceeding to which the person is a party because the person is or was a director, against reasonable expenses incurred in connection with the proceeding. The Factual Data articles of incorporation state that Factual Data shall indemnify and advance expenses to a director of the corporation to the fullest extent permitted by Colorado law.

      Under Delaware law, a corporation has the power to indemnify any directors, officer, employee or agent who is made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the director, officer, employee or agent against judgments, fines, settlement amounts and expenses reasonable incurred so long as such person:

            - acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and

            - with respect to a criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

A corporation may not indemnify a person who is found liable to the corporation unless a court determines that the person is entitled to such indemnification. A corporation is required to indemnify a present or former director or officer to the extent that such person has been successful in the defense of an action. The Kroll certificate of incorporation provides for the indemnification of directors and officers to the fullest extent permitted under Delaware law.

DISSENTERS' AND APPRAISAL RIGHTS

      Under Colorado law, dissenting shareholders are entitled to dissenter' rights in connection with the lease, sale, exchange, transfer or certain other dispositions of all or substantially all of the assets of a corporation. In addition, shareholders of a Colorado corporation are entitled, except in limited situations, to dissenters' rights in connection with any merger or exchange which requires a shareholder vote by the Colorado corporation's shareholders. If dissenting shareholders have complied with the procedures prescribed by Colorado law, following the effective date of the transaction, the corporation is required to remit to each dissenting shareholder the amount the corporation estimates to be the fair value of the shareholder's shares, plus interest, accompanied by certain other documents. Finally, under Colorado law, the corporation generally pays all costs of the proceedings, unless a court determines that a shareholder acted arbitrarily, vexatiously or not in good faith.

      Under Delaware law, appraisal rights are available only in connection with statutory mergers or consolidations. Generally, stockholders of a Delaware corporation who dissent from a merger or consolidation of the corporation for which a stockholders' vote is required are entitled to appraisal rights, requiring the surviving corporation to purchase the dissenting shares at fair value. There are, however, no statutory rights of appraisal for stockholders of a Delaware corporation whose shares of stock are either:

            - listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

            -     held of record by more than 2,000 stockholders.

In addition, there are no statutory rights of appraisal for stockholders of a Delaware corporation that receive in the merger or consolidation:

- shares of stock of the corporation surviving or resulting from the merger or consolidation;

- shares of stock of any other corporation (1) listed on a national securities exchange or designated as a national market system security on an interdealer quotations system by the National Association of Securities Dealers, Inc. or (2) held of record by more than 2,000 stockholders;

-     cash instead of fractional shares;

-     or any combination of the foregoing.

A corporation is not required to remit to dissenting stockholders the fair value of the shares unless and until such fair value is determined by a court. A court may, but is not required to, award a fair interest on such amount. Under Delaware law, the costs of the proceedings are determined by the court and taxed upon the parties as deemed equitable by the court under the circumstances.

BUSINESS COMBINATIONS AND ANTI-TAKEOVER PROVISIONS

      Colorado law does not have provisions that prohibit business combinations or have an anti-takeover effect.

      Section 203 of the Delaware General Corporation Law prohibits certain transactions between a Delaware corporation and an "interested stockholder." For purposes of this provision an "interested stockholder" is a stockholder that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation or its affiliate or associate. This provision prohibits certain business combinations between an interested stockholder and a corporation for a period of three years after the date the interested stockholder acquired its stock, unless:

- the business combination is approved by the corporation's board of directors prior to the stock acquisition date;

- the interested stockholder acquired at least 85% of the voting stock of the corporation in the transaction in which he became an interested stockholder; or

- the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of disinterested stockholders.

      The foregoing discussion of similarities and material differences between the rights of Factual Data shareholders and the rights of Kroll stockholders under their respective organizational documents and applicable law is only a summary of some of the provisions of those documents and does not purport to be a complete description of all of the similarities and differences, and is qualified in its entirety by reference to the corporate law of Colorado and Delaware and the full text of the articles or certificate of incorporation and bylaws of each of Factual Data and Kroll.

                                  LEGAL MATTERS

      The legality of the shares of Kroll common stock to be issued to Factual Data shareholders in connection with the merger will be passed upon by Kramer Levin Naftalis & Frankel LLP, New York, New York, special counsel to Kroll.

                                     EXPERTS

      The consolidated financial statements of Kroll Inc. as of December 31, 2002 and 2001 and for each of the two years in the period ended December 31, 2002 incorporated in this proxy statement/prospectus by reference from Kroll Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unqualified opinion and includes explanatory paragraphs referring to: i) Kroll Inc.'s change in method of accounting for goodwill and other intangible assets to conform to Statement of Financial Accounting Standards No. 142, and ii) the application of procedures relating to certain disclosures of financial statement amounts related to the 2000 consolidated financial statements that were audited by other auditors who ceased operations and for which we have expressed no opinion or other form of assurance other than with respect to such disclosures), which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

      The combined financial statements of Zolfo Cooper, LLC incorporated in this proxy statement/prospectus by reference from Kroll Inc.'s Amendment No. 2 to Registration Statement on Form S-3 filed on October 11, 2002 for the years ended December 31, 2001 and 2000 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

      Kroll's consolidated financial statements as of December 31, 2000 and for the year then ended incorporated by reference in this prospectus by reference from Kroll's Annual Report on Form 10-K for the year ended December 31, 2002 have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and have been so incorporated in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. Kroll has not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen to Kroll's naming it in the registration statement of which this prospectus forms a part as having certified Kroll's consolidated financial statements for the year ended December 31, 2000 as required by Section 7 of the Securities Act of 1933, and Kroll has dispensed with the requirement to file its consent in reliance on Rule 437a promulgated under the Securities Act. As a result, your ability to assert claims against Arthur Andersen may be limited. Since Kroll has not been able to obtain the written consent of Arthur Andersen, you will not be able to recover against Arthur Andersen under Section 11 of the Securities Act for any untrue statements of a material fact contained in the financial statements audited by Arthur Andersen or any omissions to state a material fact required to be stated therein.

      The consolidated financial statements of Ontrack Data International, Inc. for the year ended December 31, 2001 have been audited by Grant Thornton LLP, independent auditors, as stated in its report which is incorporated by reference in the registration statement, of which this proxy statement/prospectus forms a part, in reliance upon the Grant Thornton LLP report, given upon their authority as experts in accounting and auditing.

      The consolidated financial statements of Factual Data Corp. incorporated in this proxy statement/prospectus by reference from Factual Data Corp.'s Annual Report on Form 10-K for the years ended December 31, 2002 and 2001 have been audited by BDO Seidman, LLP, independent auditors, as stated in their report, which is incorporated by reference, and are incorporated herein in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

      The consolidated financial statements of Factual Data Corp. included in its Annual Report on Form 10-K for the year ended December 31, 2000 that is incorporated by reference in this proxy statement/prospectus have been audited by Ehrhardt Keefe Steiner & Hottman PC, independent auditors, as stated in its report which is incorporated herein by reference, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                     ANNEX A

                                MERGER AGREEMENT

.................................................................................

                      AGREEMENT AND PLAN OF REORGANIZATION
                                  BY AND AMONG
                                   KROLL INC.,
                     GOLDEN MOUNTAIN ACQUISITION CORPORATION
                                       AND
                               FACTUAL DATA CORP.

.................................................................................
                               JUNE 23, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

AGREEMENT AND PLAN OF REORGANIZATION.........................................1

RECITALS                                                                     1

ARTICLE I  THE MERGER........................................................1

      1.1   THE MERGER.......................................................1

      1.2   CLOSING; EFFECTIVE TIME..........................................2

      1.3   EFFECT OF THE MERGER.............................................2

      1.4   ARTICLES OF INCORPORATION; BYLAWS................................2

      1.5   DIRECTORS AND OFFICERS...........................................2

      1.6   EFFECT ON CAPITAL STOCK..........................................3

      1.7   SURRENDER OF CERTIFICATES........................................5

      1.8   NO FURTHER OWNERSHIP RIGHTS IN TARGET COMMON STOCK...............6

      1.9   RETURN OF EXCHANGE FUND..........................................7

      1.10  TAKING OF NECESSARY ACTION; FURTHER ACTION.......................7

ARTICLE II  REPRESENTATIONS AND WARRANTIES OF TARGET.........................7

      2.1   ORGANIZATION, STANDING AND POWER.................................8

      2.2   CAPITAL STRUCTURE................................................8

      2.3   AUTHORITY.......................................................10

      2.4   SEC DOCUMENTS; TARGET FINANCIAL STATEMENTS......................11

      2.5   ABSENCE OF CERTAIN CHANGES......................................12

      2.6   ABSENCE OF UNDISCLOSED LIABILITIES; ACQUISITION-RELATED
            LIABILITIES AND OBLIGATIONS.....................................13

      2.7   CONTRACTS.......................................................14

      2.8   LITIGATION......................................................15

                                                                            Page
                                                                            ----

      2.9   RESTRICTIONS ON BUSINESS ACTIVITIES.............................16

      2.10  GOVERNMENTAL AUTHORIZATION......................................16

      2.11  TITLE TO PROPERTY...............................................16

      2.12  INTELLECTUAL PROPERTY...........................................17

      2.13  ENVIRONMENTAL MATTERS...........................................20

      2.14  TAXES...........................................................20

      2.15  EMPLOYEE BENEFIT PLANS..........................................23

      2.16  EMPLOYEES AND CONSULTANTS.......................................25

      2.17  RELATED-PARTY TRANSACTIONS......................................26

      2.18  INSURANCE.......................................................27

      2.19  COMPLIANCE WITH LAWS............................................27

      2.20  BROKERS' AND FINDERS' FEES......................................27

      2.21  VOTE REQUIRED...................................................27

      2.22  REGISTRATION STATEMENT; PROXY STATEMENT/PROSPECTUS..............28

      2.23  COMPLETE COPIES OF MATERIALS....................................28

      2.24  OPINION OF FINANCIAL ADVISOR....................................28

      2.25  BOARD APPROVAL..................................................28

      2.26  ILLEGAL PAYMENTS................................................29

      2.27  CUSTOMERS.......................................................29

      2.28  REPRESENTATIONS COMPLETE........................................29

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND MERGER SUB......29

      3.1   ORGANIZATION, STANDING AND POWER................................30

      3.2   CAPITAL STRUCTURE...............................................30

      3.3   AUTHORITY.......................................................31

                                                                            Page
                                                                            ----

      3.4   REGISTRATION STATEMENT; PROXY STATEMENT.........................32

      3.5   SEC DOCUMENTS...................................................32

      3.6   ABSENCE OF CERTAIN CHANGES......................................32

      3.7   BROKERS' AND FINDERS' FEES......................................33

      3.8   BOARD APPROVAL..................................................33

      3.9   REPRESENTATIONS COMPLETE........................................33

ARTICLE IV  CONDUCT PRIOR TO THE EFFECTIVE TIME.............................34

      4.1   CONDUCT OF BUSINESS OF TARGET...................................34

      4.2   CONDUCT OF BUSINESS.............................................34

      4.3   NO CONTROL OF TARGET BUSINESS...................................37

      4.4   NOTICES.........................................................38

ARTICLE V  ADDITIONAL AGREEMENTS............................................38

      5.1   NO SOLICITATION.................................................38

      5.2   PROXY STATEMENT, REGISTRATION STATEMENT.........................39

      5.3   SHAREHOLDERS MEETING............................................40

      5.4   ACCESS TO INFORMATION...........................................41

      5.5   CONFIDENTIALITY.................................................41

      5.6   PUBLIC DISCLOSURE...............................................41

      5.7   CONSENTS; COOPERATION...........................................42

      5.8   SHAREHOLDER LISTS...............................................43

      5.9   INDEMNIFICATION.................................................43

      5.10  IRREVOCABLE PROXIES, LOCK-UP AGREEMENTS.........................45

      5.11  NOTIFICATION OF CERTAIN MATTERS.................................45

      5.12  STOCK OPTIONS AND STOCK PURCHASE PLAN...........................46

                                                                            Page
                                                                            ----

      5.13  LISTING OF ADDITIONAL SHARES....................................47

      5.14  ADDITIONAL AGREEMENTS...........................................47

      5.15  EMPLOYEE BENEFITS...............................................47

      5.16  FINANCIAL STATEMENTS............................................48

ARTICLE VI  CONDITIONS TO THE MERGER........................................48

      6.1   CONDITIONS TO OBLIGATIONS OF EACH PARTY TO EFFECT THE MERGER....48

      6.2   ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF TARGET..............49

      6.3   ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF ACQUIROR AND
            MERGER SUB......................................................50

ARTICLE VII  TERMINATION, EXPENSES, AMENDMENT AND WAIVER....................52

      7.1   TERMINATION.....................................................52

      7.2   EFFECT OF TERMINATION...........................................54

      7.3   AMENDMENT.......................................................55

      7.4   EXTENSION; WAIVER...............................................55

ARTICLE VIII  GENERAL PROVISIONS............................................55

      8.1   EFFECTIVENESS OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.....55

      8.2   NOTICES.........................................................55

      8.3   INTERPRETATION..................................................56

      8.4   COUNTERPARTS....................................................57

      8.5   ENTIRE AGREEMENT, NO THIRD PARTY BENEFICIARIES..................57

      8.6   SEVERABILITY....................................................57

      8.7   REMEDIES CUMULATIVE.............................................57

      8.8   GOVERNING LAW...................................................58

      8.9   ASSIGNMENT......................................................58

                                                                            Page
                                                                            ----

      8.10  RULES OF CONSTRUCTION...........................................58

      8.11  WAIVER OF JURY TRIAL............................................58

SCHEDULE A  61

DEFINITIONS 61

EXHIBITS
      Exhibit A   Articles of Merger
      Exhibit B   Form of Affiliate Letter
      Exhibit C   Form of Voting Agreement
      Exhibit D   Form of Lock-Up Agreement
      Exhibit E   List of Certain Employees

                      AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made and entered on June 23, 2003, by and among Kroll Inc., a Delaware corporation ("Acquiror"), Golden Mountain Acquisition Corporation, a Colorado corporation ("Merger Sub"), and Factual Data Corp., a Colorado corporation ("Target").

                                    RECITALS

      A. The Boards of Directors of Target, Acquiror and Merger Sub believe it is in the best interests of their respective companies and the shareholders of their respective companies that Target and Merger Sub combine into a single company through the statutory merger of Merger Sub with and into Target (the "Merger") and, in furtherance thereof, have declared the advisability of and approved the Merger and the Agreement.

      B. Pursuant to the Merger, among other things, each outstanding share of common stock, no par value, of Target ("Target Common Stock"), shall be converted into the right to receive the Per Share Consideration (as hereinafter defined) on the terms and conditions set forth herein.

      C. Target, Acquiror and Merger Sub desire to make certain representations and warranties and other agreements in connection with the Merger.

      D. Concurrent with the execution of this Agreement and as an inducement to Acquiror to enter into this Agreement, certain affiliates of Target are entering into an agreement to vote the shares of Target Common Stock owned by such affiliates to approve the Merger and against competing proposals in accordance with the terms thereof.

      E. Certain defined terms not otherwise defined herein shall have the meanings ascribed thereto in Schedule A hereto.

      NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

                                    ARTICLE I

                                   THE MERGER

1.1   THE MERGER

      At the Effective Time and subject to and upon the terms and conditions of this Agreement and the Articles of Merger attached hereto as Exhibit A (the "Articles of Merger") and the applicable provisions of the Colorado Business Corporation Act ("Colorado Law"), Merger Sub shall be merged with and into Target, the separate corporate existence of Merger Sub shall cease and Target shall continue as the surviving corporation under the name "Kroll Factual Data, Inc.". Target as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation".

1.2   CLOSING; EFFECTIVE TIME

      Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to Section 7.1, the closing of the transactions contemplated hereby (the "Closing") shall take place as soon as practicable (but in any event within two Business Days) after the satisfaction or waiver of each of the conditions set forth in Article VI hereof or at such other time as the parties hereto agree (the date on which the Closing shall occur, the "Closing Date"). The Closing shall take place at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York, or at such other location as the parties hereto agree. On the Closing Date, the parties hereto shall cause the Merger to be consummated by filing the Articles of Merger with the Secretary of State of the State of Colorado, in accordance with the relevant provisions of Colorado Law (the time and date of such filing, or such later time or date as is provided in the Articles of Merger, being the "Effective Time" and the "Effective Date", respectively).

1.3   EFFECT OF THE MERGER

      At the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Articles of Merger and the applicable provisions of Colorado Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Target and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Target and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4   ARTICLES OF INCORPORATION; BYLAWS

      (a) At the Effective Time, the Articles of Incorporation of Target shall be amended in their entirety to read as the Articles of Incorporation of Merger Sub as in effect immediately prior to the Effective Time, and shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by Colorado Law, except that as of the Effective Time, Article I of the Articles of Incorporation shall be amended to read: "The name of the corporation shall be Kroll Factual Data, Inc." and such Articles of Incorporation shall contain the indemnification provision set forth in Section 5.9(a).

      (b) The Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, and which shall contain the indemnification provisions set forth in Section 5.9(a), shall be the Bylaws of the Surviving Corporation until thereafter amended as provided by Colorado Law, the Articles of Incorporation of the Surviving Corporation and such Bylaws.

1.5   DIRECTORS AND OFFICERS

      At the Effective Time, the directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation, to hold office until such time as such directors resign, are removed or their respective successors are duly elected or appointed in accordance with Colorado Law and the Articles of Incorporation and Bylaws of the Surviving Corporation. The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, to hold office until such time as such officers resign, are removed or their respective successors are duly elected or appointed in accordance with Colorado Law and the Articles of Incorporation and Bylaws of the Surviving Corporation.

1.6   EFFECT ON CAPITAL STOCK

      By virtue of the Merger and without any action on the part of Acquiror, Merger Sub, Target or the holders of any of Target's securities:

            (a) Cancellation of Target Common Stock Owned by Acquiror or Target. At the Effective Time, all shares of Target Common Stock that are owned by Target as treasury stock, and each share of Target Common Stock owned by Acquiror or any direct or indirect wholly owned subsidiary of Acquiror or of Target immediately prior to the Effective Time shall be by virtue of the Merger and without any action on the part of the holder thereof canceled and extinguished without any conversion thereof or consideration therefor.

            (b) Conversion of Merger Sub Common Stock. At the Effective Time, each share of common stock, no par value, of Merger Sub will be converted automatically into one fully paid and nonassessable share of common stock of the Surviving Corporation.

            (c) Conversion of Target Common Stock. (i) Subject to Sections 1.6(c)(ii)(A) and (B) below and subject to Section 7.1(j) hereof, at the Effective Time, each share of Target Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares of Target Common Stock to be canceled pursuant to Section 1.6(a) or any shares of Target Common Stock to which dissenters' rights have been exercised pursuant to Section 1.6(g)) will be converted automatically into the right to receive the Per Share Consideration (as defined below).

                  (ii) Per Share Consideration. The term "Per Share Consideration" means for each share of Target Common Stock, the right to receive
(x) $14.00 (the "Cash Consideration Per Share") and (y) the fraction of one fully-paid and non-assessable share of common stock, $.01 par value, of Acquiror (the "Acquiror Common Stock") equal to a fraction (rounded to four decimal places, with the number five and below being rounded down), the numerator of which is $3.50 and the denominator of which is the Average Stock Price (subject to Sections 1.6(c)(ii)(A) and (B) and 7.1(j), such fraction being the "Exchange Ratio"); provided, however,

                        (A) if the Average Stock Price is equal to or less than $23.85 the Exchange Ratio shall, for the purposes of this Agreement be deemed to equal 0.1467, except as may be otherwise provided in Section 7.1(j); and
                        (B) if the Average Stock Price is equal to or greater than $29.15, the Exchange Ratio shall, for the purposes of this Agreement, be deemed to equal 0.1201.

            (d) Target Stock Option Plans. At the Effective Time, Target's 1997 Stock Incentive Plan, 1999 Employee Formula Award Stock Option Plan, and the Stock Option Agreements dated May 4, 2001 (collectively, the "Target Stock Option Plans") and all options to purchase Target Common Stock then outstanding under the Target Stock Option Plans shall be automatically assumed by Acquiror in accordance with, and subject to the terms and conditions of, Section 5.12.

            (e) Adjustments to Exchange Ratios. The Exchange Ratio shall be adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend or distribution of securities convertible into Acquiror Common Stock or Target Common Stock), reorganization, recapitalization or other like change with respect to Acquiror Common Stock or Target Common Stock having a record date after the date hereof and prior to the Effective Time.

             (f) Fractional Shares. No fraction of a share of Acquiror Common Stock will be issued, but in lieu thereof each holder of shares of Target Common Stock who would otherwise be entitled to a fraction of a share of Acquiror Common Stock (after aggregating all fractional shares of Acquiror Common Stock to be received by such holder) shall receive from Acquiror an amount of cash (rounded down to the nearest whole cent, without interest) equal to the product of (x) such fraction, multiplied by (y) the Average Stock Price (subject to Sections 1.6(c)(ii)(A) and (B) and 7.1(j)).

             (g) Dissenters' Rights. Notwithstanding any provisions of this Agreement to the contrary, any Target Common Stock outstanding immediately prior to the Effective Time held by a holder who has demanded and perfected the right, if any, to receive fair value for such Target Common Stock ("Dissenting Shares") in accordance with the provisions of Article 7-113-101 et. seq. of Colorado Law and as of the Effective Time has not withdrawn or lost such dissenter's rights shall not be converted into or represent a right to receive the consideration pursuant to Section 1.7(a) (the "Merger Consideration"), but the shareholder shall only be entitled to such rights as are granted by Colorado Law. If a holder of Target Common Stock who asserts dissenter's rights under Colorado Law withdraws or loses such rights (through failure to perfect or otherwise), then, as of the Effective Time or the occurrence of such event, whichever last occurs, those shares (the "Unperfected Shares") shall be converted into and represent only the right to receive the Merger Consideration as provided in Section 1.7(a), without interest, upon the surrender of the certificate or certificates formerly representing those Unperfected Shares. Target shall give Acquiror (i) prompt notice of any written notice of intent to demand fair value for any Unperfected Shares, attempted withdrawals of such demands, the deposit of any shares for which payment is demanded, and any other instruments served pursuant to Colorado Law received by the Target relating to dissenters' rights and (ii) the opportunity to direct all negotiations and proceedings with respect to the assertion of dissenters' rights under Colorado Law. Target shall not, except with the prior written consent of Acquiror, given in its sole discretion, voluntarily make any payment with respect to any such demands for payment of fair value, offer to settle or settle any such demands or approve any withdrawal of any such demands.

1.7   SURRENDER OF CERTIFICATES

            (a) Exchange Agent; Acquiror to Provide Common Stock and Cash. Promptly after the date hereof, Acquiror shall appoint a commercial bank or trust company, or a subsidiary thereof, as an exchange agent (the "Exchange Agent") for the benefit of holders of Target Common Stock. At or immediately prior to the Effective Time, Acquiror shall make available to or for such bank or trust company as shall be designated by Acquiror and reasonably acceptable to Target for exchange in accordance with this Article I, through such reasonable procedures as Acquiror may adopt, the shares of Acquiror Common Stock issuable pursuant to Section 1.6(c) in exchange for shares of Target Common Stock outstanding immediately prior to the Effective Time, plus cash in an amount sufficient to permit payment of the Per Share Cash Consideration and cash in lieu of fractional shares pursuant to Section 1.6(f) (such cash amount and certificates being hereinafter referred to as the "Exchange Fund"). The Exchange Agent shall, pursuant to irrevocable instructions in accordance with this Article I, deliver the Acquiror Common Stock and cash contemplated to be issued and paid pursuant to this
Article I out of the Exchange Fund.

             (b) Exchange Procedures. Promptly after the Effective Time, but no later than five Business Days after the Effective Date, Acquiror shall cause to be mailed to each holder of record of a certificate or certificates (the "Certificates") that immediately prior to the Effective Time represented outstanding shares of Target Common Stock, whose shares were converted into the right to receive the Per Share Consideration pursuant to Section 1.7, (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon receipt of the Certificates by the Exchange Agent, and shall be in such form and have such other provisions as Acquiror may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for cash and certificates representing shares of Acquiror Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto and such other customary documents as may be required pursuant to such instructions, the holder of such Certificate shall be entitled to receive in exchange therefor, and Acquiror shall cause the Exchange Agent to promptly send to the holder, one or more certificates as requested by the holder (properly issued, executed and countersigned, as appropriate) representing the number of whole shares of Acquiror Common Stock and payment of cash that such holder has the right to receive pursuant to Section 1.6 and any dividends or other distributions to which such holder is entitled pursuant to Section 1.7(c), and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of shares of Target Common Stock which is not registered in the transfer records of Target as of the Effective Time, shares of Acquiror Common Stock, dividends, distributions and cash may be issued and paid in accordance with this Article I to a transferee if the Certificate evidencing such shares of Target Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer pursuant to Section 1.7(d) and by evidence that any applicable stock transfer taxes have been paid. Until so surrendered, each outstanding Certificate that, prior to the Effective Time, represented shares of Target Common Stock will be deemed from and after the Effective Time, for all corporate purposes, to evidence only the right to receive shares of Acquiror Common Stock into which such shares of Target Common Stock shall have been so converted and an amount in cash in accordance with Section 1.6.

            (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Acquiror Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Acquiror Common Stock represented thereby until the holder of record of such Certificate surrenders such Certificate. Subject to applicable law, following surrender of any such Certificate, there shall be paid to the record holder of such Certificate one or more certificates representing whole shares of Acquiror Common Stock issued in exchange therefor, plus payments of cash in accordance with Section 1.6, plus the amount of any such dividends or other distributions with a record date after the Effective Time that would have been previously payable (but for the provisions of this Section 1.7(c)) with respect to such shares of Acquiror Common Stock. No interest shall be paid in connection with the issuance of Acquiror Common Stock and payments of cash contemplated by the preceding sentence.

            (d) Transfers of Ownership. If any certificate for shares of Acquiror Common Stock is to be issued in a name or cash is to be payable to a person other than that in which the Certificate surrendered in exchange therefor or is registered, it shall be a condition of the issuance and payment thereof that the Certificate so surrendered is properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Acquiror or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Acquiror Common Stock in any name and payment of the cash consideration to any person other than that of the registered holder of the Certificate surrendered, or established to the satisfaction of Acquiror or the Exchange Agent that such tax has been paid or is not payable.

            (e) No Liability. Notwithstanding anything to the contrary in this
Section 1.7, none of the Exchange Agent, the Surviving Corporation or any party hereto shall be liable to any person or entity for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

            (f) Withholding Rights. Acquiror or the Exchange Agent shall be entitled to deduct and withhold from the Merger Consideration and any dividends or other distributions to which such holder is entitled pursuant to Section 1.7(c) otherwise payable pursuant to this Agreement to any holder of Target Common Stock such amounts as Acquiror or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Acquiror or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Target Common Stock in respect of which such deduction and withholding was made by Acquiror or the Exchange Agent.

1.8   NO FURTHER OWNERSHIP RIGHTS IN TARGET COMMON STOCK

      The cash and shares of Acquiror Common Stock issued upon the surrender for exchange of shares of Target Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Target Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Target Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be promptly canceled and exchanged as provided in this Article I.

      In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Acquiror Common Stock and cash as may be required pursuant to Section 1.6; provided, however, that Acquiror may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Acquiror, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

1.9   RETURN OF EXCHANGE FUND

      Any portion of the Exchange Fund that remains unclaimed by shareholders of Target for six months after the Effective Time shall be returned to Acquiror, upon demand, and any holder of Target Common Stock as of the Effective Time who has not theretofore complied with Section 1.7 shall thereafter look only to Acquiror for issuance of the number of shares of Acquiror Common Stock and cash to which such holder has become entitled, subject to the terms of this Agreement.

1.10  TAKING OF NECESSARY ACTION; FURTHER ACTION

      If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Target and Merger Sub, the officers and directors of Target and Merger Sub immediately prior to the Effective Time are fully authorized in the name of their respective corporations or otherwise to take, and shall take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF TARGET

      Target represents and warrants to Acquiror and Merger Sub that the statements contained in this Article II are true and correct, except as set forth in the disclosure letter delivered by Target to Acquiror on the date of the execution and delivery of this Agreement (the "Target Disclosure Letter"). The Target Disclosure Letter shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Agreement, and the disclosure in any paragraph shall qualify only the corresponding paragraph in this Agreement unless a cross-reference is made to another paragraph that such disclosure also qualifies. Any reference in this Article II to an agreement being "enforceable" shall be deemed to be qualified to the extent such enforceability is subject to (a) laws of general application relating to bankruptcy, insolvency, moratorium and the relief of debtors, and (b) the availability of specific performance, injunctive relief and other equitable remedies.

2.1   ORGANIZATION, STANDING AND POWER

      Each of Target and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Target and its subsidiaries have the corporate power to own their respective properties and to carry on their respective businesses as now being conducted and are duly qualified to do business and are in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Target. Target has made available to Acquiror a true and correct copy of the Articles of Incorporation and Bylaws or other charter documents, as applicable, of Target and each of its subsidiaries, each as amended to date. Neither Target nor any of its subsidiaries are in violation of any of the provisions of its Articles of Incorporation or Bylaws or equivalent organizational documents.

2.2   CAPITAL STRUCTURE

            (a) Except as set forth in Section 2.2(a) of the Target Disclosure Letter, Target is the record and beneficial owner of all outstanding shares of capital stock of each of its subsidiaries and all such shares are duly authorized, validly issued, fully paid and nonassessable. Except as set forth in
Section 2.2(a) of the Target Disclosure Letter, all of the outstanding shares of capital stock of each such subsidiary are owned by Target free and clear of any Liens. There are, and as of the Effective Time will be, no outstanding subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character relating to the issued or unissued capital stock or other securities of any such subsidiary, or otherwise obligating Target, any such subsidiary or any other person or entity to issue, transfer, sell, purchase, redeem or otherwise acquire any such securities. Target does not directly or indirectly own any equity or similar interest in, or any interest convertible or exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business association or entity other than the subsidiaries set forth in Section 2.2(a) of the Target Disclosure Letter.

            (b) The authorized capital stock of Target consists of 50,000,000 shares of Target Common Stock and 1,000,000 shares of Preferred Stock, no par value, of which there were issued and outstanding as of the date of this Agreement 6,207,019 shares of Common Stock and no shares of Preferred Stock. There are no other outstanding shares of capital stock or voting securities and no outstanding commitments to issue any shares of capital stock or voting securities after the date of this Agreement, other than pursuant to the exercise of (i) options outstanding as of the date of this Agreement under the Target Stock Option Plans or (ii) subscription rights outstanding as of the date of this Agreement under the Target 1999 Employee Stock Purchase Plan ("Target ESPP"). All outstanding shares of Target Common Stock are duly authorized, validly issued, fully paid and non-assessable and are free of any Liens other than any Liens created by or imposed upon the holders thereof, and are not subject to preemptive rights, rights of first refusal, rights of first offer or similar rights created by statute, the Articles of Incorporation or Bylaws of Target or any agreement to which Target is a party or by which it is bound except as described in Section 2.2(b) of the Target Disclosure Letter. As of the date of this Agreement, Target has reserved (i) 1,250,500 shares of Target Common Stock for issuance pursuant to the Target Stock Option Plans, of which 28,078 shares have been issued pursuant to option exercises or direct stock purchases, and 628,410 shares are subject to outstanding, unexercised options and (ii) 75,000 shares of Target Common Stock for issuance to employees pursuant to the Target ESPP, 19,991 of which have been issued and approximately 1,460 shares are anticipated to be issued based on withholdings through June 30, 2003. Except for (i) the rights created pursuant to this Agreement, (ii) Target's right to repurchase any unvested shares under the Target Stock Option Plans,
(iii) acceleration of vesting of stock options outstanding as of the date of this Agreement pursuant to the Target Stock Option Plans or agreements or grants entered into thereunder or relating thereto, including without limitation, employment agreements, change of control agreements, employment letters and similar agreements or commitments (all of which agreements, grants, letters and commitments are set forth in Section 2.2(b) of the Target Disclosure Letter), or
(iv) additional subscription rights accruing under the Target ESPP due to additional payroll withholdings after the date of this Agreement through June 30, 2003, there are no other subscriptions, options, warrants, puts, calls, rights, exchangeable or convertible securities or other commitments or agreements of any character to which Target or any of its subsidiaries is a party or by which any such entity is bound obligating Target or any of its subsidiaries to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of Target capital stock (including Target Common Stock) or other securities or obligating Target to grant, extend, accelerate the vesting of, change the price of, or otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. There are no contracts, commitments or agreements relating to the voting, purchase or sale of Target Common Stock (i) between or among Target and any of its shareholders and (ii) to Target's knowledge, among any of Target's shareholders or between any of Target's shareholders and any third party, except for the Voting Agreements and the CIVC Agreements. The Target Stock Option Plans
(i) do not prohibit the assumption of such Target Stock Option Plans (and the options granted thereunder) by Acquiror and the substitution of Acquiror Common Stock as provided in Section 5.12 of this Agreement and do not require the consent or approval of the holders of the outstanding options under the Target Stock Option Plans, the Target shareholders, or otherwise in order to effect such assumption and substitution and (ii) (other than the May 2001 options) require the acceleration of the exercise schedule or vesting provisions in effect for such options. The current "Offering Period" (as defined in the Target
ESPP) commenced under the Target ESPP on April 1, 2003, and such Offering Period will end at the ESPP Termination Date, and except for the purchase rights granted on such commencement dates to participants in the current Offering Period, there are no other purchase rights or options outstanding under the Target ESPP. True and complete copies of all agreements and instruments (or representative forms thereof) relating to or issued under the Target Stock Option Plans and Target ESPP have been made available to Acquiror, and such agreements and instruments have not been amended, modified or supplemented, and there are no agreements to amend, modify or supplement such agreements or instruments from the forms made available to Acquiror. All outstanding shares of Target Common Stock and all options granted pursuant to the Target Stock Option Plans were issued in compliance with all applicable federal and state securities laws.
            (c) On or prior to the date hereof (i) Target (and Target's Board of Directors or appropriate committees thereof) have taken the action contemplated by the last sentence of Section 5.12(c) hereof and (ii) Target (and Target's Board of Directors or appropriate committees thereof) have taken all necessary action to give effect to the terms and conditions set forth in Section 5.12(a) hereof. True and complete copies of all such actions have heretofore been delivered to Acquiror.

            (d) Except as set forth in Section 2.2(d) of the Target Disclosure Letter, (i) the outstanding shares of Target Common Stock are listed and traded on The Nasdaq National Market and Target is in full compliance with all applicable listing and maintenance requirements of The Nasdaq National Market;
(ii) Target has never received any notification of de-listing or other proceedings or investigations by Nasdaq and there exists no reasonable basis for any such proceeding or investigation; and (iii) Target has made available to Acquiror true, correct and complete copies of all correspondence between Target and Nasdaq since January 1, 1999.

2.3   AUTHORITY

            (a) Target has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Target, subject only to the approval and adoption of the Merger and this Agreement by Target's shareholders as contemplated by Section 6.1(a). This Agreement has been duly executed and delivered by Target and constitutes the valid and binding obligation of Target, enforceable against Target in accordance with its terms.

            (b) Except as set forth in Section 2.3(b) of the Target Disclosure Letter, neither the execution, delivery and performance of this Agreement by Target, nor the consummation by Target of the transactions contemplated hereby, will (i) conflict with, or result in a breach or violation of, any provision of the Articles of Incorporation or Bylaws (or similar organizational documents) of Target or any of its subsidiaries; (ii) conflict with, result in a breach or violation of, give rise to a default or loss of status or benefits, or result in the acceleration of performance, or permit the acceleration of performance, under (whether or not after the giving of notice or lapse of time or both) any note, bond, indenture, guaranty, lease, license, franchise, permit, agreement, instrument, writ, injunction, order, judgment or decree to which Target or any of its subsidiaries is a party or any of their respective properties or assets is subject; (iii) give rise to a declaration or imposition of any Lien upon any of the properties or assets of Target or any of its subsidiaries; or (iv) adversely affect any Target Governmental License necessary to enable Target and its subsidiaries to carry on their businesses as presently conducted, except, in the case of clauses (ii), (iii) or (iv), for any conflict, breach, violation, default, acceleration, declaration, imposition, impairment or effect that could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on Target or impair Target's ability to consummate the transactions contemplated by this Agreement.

            (c) No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing or registration with, any Governmental Entity or other regulatory authority is required in order to (i) permit Target to consummate the Merger or perform its obligations under this Agreement or (ii) prevent the termination or modification of any governmental right, privilege, authority, franchise, license, permit or certificate of Target or any of its subsidiaries (collectively, "Target Governmental Licenses") to enable Target and its subsidiaries to own, operate and lease their respective properties and assets as and where such properties and assets are owned, leased or operated and to provide service and carry on their respective businesses as presently provided and conducted, or (iii) prevent any material loss or disadvantage to the business of Target and its subsidiaries, by reason of the Merger, except for (the following in clauses (A), (B) and (E), collectively, the "Target Governmental Approvals") (A) the filing of the Articles of Merger, as provided in Section 1.2; (B) the filing of the Proxy Statement with the SEC in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and clearance thereof by the Securities and Exchange Commission (the "SEC"); (C) any other filings or notices required pursuant to the Exchange Act and the rules promulgated thereunder, including under Regulation M-A; (D) the filing of a report on Form 8-K in accordance with the Exchange Act disclosing the existence and terms of this Agreement; (E) such filings as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR") (and the expiration of the waiting period thereunder) and such filings, consents and approvals as are required under applicable foreign law (including antitrust or competition law); or (F) such other consents, authorizations, filings, approvals and registrations of or with any Governmental Entity that, if not obtained or made, would not have a Material Adverse Effect on Target, would not prevent or materially alter or delay the transactions contemplated by this Agreement, or would not prevent the Surviving Corporation from owning or operating any material portion of Target's or any of its subsidiaries' businesses.

2.4   SEC DOCUMENTS; TARGET FINANCIAL STATEMENTS

            (a) Target has made available to Acquiror a true and complete copy of each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Securities Act")), definitive proxy statement, and other filings filed with the SEC by Target since January 1, 1998, and, prior to the Effective Time, Target will have promptly made available to Acquiror true and complete copies of any additional documents filed with the SEC by Target prior to the Effective Time (collectively, the "Target SEC Documents"). In addition, Target has made available to Acquiror all current exhibits to the Target SEC Documents filed prior to the date hereof, and will promptly make available to Acquiror all exhibits to any additional Target SEC Documents filed prior to the Effective Time. All documents required to be filed as exhibits to the Target SEC Documents have been so filed (and such exhibits are true, correct and complete copies of such documents), and all contracts so filed as exhibits are in full force and effect, except those that have expired in accordance with their terms or those that have been terminated without default by any party thereto, and neither Target nor any of its subsidiaries, nor any other party, is in material default thereunder. As of their respective filing dates, (i) the Target SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and (ii) none of the Target SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Target SEC Document. None of Target's subsidiaries is required to file any forms, reports or other documents with the SEC.

            (b) Target has delivered to Acquiror complete and correct copies of the following consolidated financial statements (the "Target Financial Statements"), all of which have been prepared from the books and records of Target in accordance with United States generally accepted accounting principles ("GAAP") consistently applied and maintained throughout the periods indicated (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial condition of Target and its subsidiaries as at their respective dates and the consolidated results of their operations and cash flows for the periods covered thereby: (i) audited consolidated balance sheets at December 31, 2002 (the "Target Balance Sheet"), 2001 and 2000 and audited consolidated statements of operations, cash flows and shareholders' equity of Target and its subsidiaries for the fiscal years then ended, audited by BDO Seidman, LLP (for the fiscal years 2002 and 2001) and Ehrhard Keefe Steiner & Hottman, P.C. (for the fiscal year 2000); and (ii) an unaudited consolidated balance sheet at March 31, 2003 and unaudited consolidated statements of income, cash flows and shareholders' equity for the three months then ended.

            (c) The statements of operations or income contained in the Target Financial Statements do not contain any items of special or nonrecurring revenue or income or any revenue or income not earned in the ordinary course of business, except as expressly specified therein.

            (d) The carrying value of the Target's assets and properties is not impaired based on Target's use of such assets and properties.

2.5   ABSENCE OF CERTAIN CHANGES

      Except as set forth in Section 2.5 of the Target Disclosure Letter, since December 31, 2002 (the "Target Balance Sheet Date"), Target and each of its subsidiaries have conducted their respective businesses in the ordinary course consistent with past practice and there has not occurred:

            (a) any change, event or condition (whether or not covered by insurance) that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect on Target;

            (b) any acquisition, sale or transfer of any material asset of Target and its subsidiaries taken as a whole;

            (c) any acquisition, directly or indirectly, by merging, consolidating with, or purchasing a substantial portion of the assets or capital stock of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire any assets that are material, individually or in the aggregate, to its and its affiliates business, taken as a whole (an "Acquisition");

            (d) any change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by Target or any of its subsidiaries, except as required by GAAP, or any revaluation by Target or any of its subsidiaries of any of their assets;

            (e) any declaration, setting aside, or payment of a dividend or other distribution with respect to any shares of capital stock of Target or any of its subsidiaries (except to Target or to other parent entities wholly owned by Target), or any direct or indirect redemption, purchase or other acquisition by Target or any of its subsidiaries of any of their shares of capital stock;

            (f) any material contract entered into by Target or any of its subsidiaries, other than as made available to Acquiror (without limiting Sections 4.1 and 4.2(A) hereof, promptly as and when entered into), or any material amendment or termination of, or default under, any material contract to which Target or any of its subsidiaries is a party or by which any of them are bound;

            (g) any amendment or change to the Articles of Incorporation or Bylaws (or similar organizational documents) of Target or any of its subsidiaries;

            (h) any increase in or modification of the compensation or benefits payable or to become payable by Target or any of its subsidiaries to any of their respective directors, officers, employees or consultants (other than amendments that may be required to maintain the present tax treatment of such benefits or otherwise to comply with applicable law), other than with respect to non-officer employees and consultants only, any increases in the ordinary course of business consistent with past practice;

            (i) any incurrence of indebtedness or Liens (excluding Permitted Liens) on any of Target's or any of its subsidiary's assets, or issuance of any debt securities or options, warrants, calls, convertible securities or other rights to acquire any debt securities of Target or any of its subsidiaries;

            (j) any commencement of any lawsuit or arbitration proceeding by or against Target or any of its subsidiaries, other than for the routine collection of bills and other litigation not material to the business of Target and its subsidiaries taken as whole, or any settlement or compromise of any claim by or against or obligation of Target or any of its subsidiaries of a material nature; or

            (k) any negotiation or agreement (binding or otherwise) by Target or any of its subsidiaries to do any of the things described in the preceding clauses (a) through (i) (other than negotiations with Acquiror and its representatives regarding the transactions contemplated by this Agreement).

2.6 ABSENCE OF UNDISCLOSED LIABILITIES; ACQUISITION-RELATED LIABILITIES AND OBLIGATIONS

            (a) Except as set forth in Section 2.6(a) of the Target Disclosure Letter, Target and its subsidiaries have no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than (a) those set forth or adequately provided for in the Target Balance Sheet (including the notes thereto), (b) those obligations or liabilities (including contractual obligations) incurred in the ordinary course of business since the Target Balance Sheet Date in amounts consistent with prior periods, which obligations or liabilities have not had and could not reasonably be expected to have a Material Adverse Effect on Target, (c) those incurred in connection with the execution of this Agreement, and (d) those disclosed in the Target SEC Documents.

      (b) Except as set forth in Section 2.6(b) of the Target Disclosure Letter, Target and its subsidiaries have no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent, known or unknown) relating to or arising out of any Acquisitions, including without limitation liabilities or obligations with respect to purchase price adjustments, contingent purchase price payments, earn-out payments, unpaid installment purchase price payments, indemnity or make whole covenants, or relating to integration, consolidation or restructuring of acquired operations, including without limitation for severance of employees, closing of facilities, termination or subleasing of leases for physical property or real property, unpaid taxes, failure to obtain or transfer of material permits, registrations or authorization, failure to obtain consent to assignment or change of control for any material Contract, and any other obligations or liabilities for payment or assumption of liabilities. The parties agree that for all purposes within this Agreement, Acquisitions shall not be considered to be in the ordinary course of business of the Target, regardless of the quantitative or qualitative number, frequency, planning and budgeting of such Acquisitions.

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2.7   CONTRACTS

            (a) Set forth in Section 2.7(a) of the Target Disclosure Letter is a complete and correct list of each of the following agreements, leases and other instruments, both oral and written, to which Target or any of its subsidiaries is a party or by which Target or any of its subsidiaries or their respective properties or assets are bound:

                  (i) each material license or other agreement under which any Target Intellectual Property is licensed by or to Target or any of its subsidiaries;

                  (ii) each agreement that restricts the operation of the business of Target or any of its subsidiaries or the ability of Target or any of its subsidiaries to solicit customers or employees;

                  (iii) each operating lease (as lessor, lessee, sublessor or sublessee) relating to any real or tangible personal property or assets that are material to Target and its subsidiaries, taken as a whole;

                  (iv) each agreement (including capital leases) under which any money has been or may be borrowed or loaned or any note, bond, indenture, or other evidence of indebtedness has been issued or assumed (other than those under which there remain no ongoing obligations of Target or any of its subsidiaries), and each guaranty of any evidence of indebtedness or other obligation, or of the net worth, of any person or entity (other than endorsements for the purpose of collection in the ordinary course of business), and each agreement granting or creating a Lien (other than Permitted Liens) on any of Target's assets or any of its subsidiary's assets;

                  (v) each agreement providing for accelerated or special payments as a result of the Merger, including any severance or "golden parachute" agreement or any shareholder rights plan or other instrument referred to as a "poison pill";

                  (vi) each written (and a description of any oral) employment agreement, consulting agreement, non-compete agreement, confidentiality agreement or termination or severance agreement;

                  (vii) each franchise or license arrangement, contract or agreement;

                  (viii) each contract for the supply of information or data to Target;

                  (ix) each contract, arrangement or agreement with Fannie Mae or Freddie Mac;

                  (x) each contract, arrangement or agreement related to an Acquisition; and

                  (xi) each agreement with any Governmental Entity or otherwise which requires Target, any of its subsidiaries and/or any of their respective employees to have been granted security or similar clearances.

      A complete and correct copy of each written agreement, lease or other type of document (or representative forms thereof), and a true, complete and correct summary of each oral agreement, lease or other type of document, required to be disclosed pursuant to this Section 2.7 has been made available to Acquiror.

            (b) Each agreement, lease or other type of document required to be disclosed pursuant to this Section 2.7, each agreement or other type of document required to be filed with the SEC pursuant to Item 601 of Regulation S-K under the Securities Act, and each agreement or other type of document which is material to the Target and its subsidiaries taken as a whole (collectively, the "Target Contracts") is valid, binding and in full force and effect and is enforceable by Target or its applicable subsidiary in accordance with its terms. Neither Target nor any of its subsidiaries that is a party to such Target Contract is (with or without the lapse of time or the giving of notice, or both) in breach of or in default under any of the Target Contracts, and, no other party to any of the Target Contracts is (with or without the lapse of time or the giving of notice, or both) in material breach of or in default under any of the Target Contracts. No existing or completed agreement to which Target or any of its subsidiaries is a party, is subject to renegotiation with any Governmental Entity.

2.8   LITIGATION

      All litigation to which Target or any of its subsidiaries is a party (or, to the knowledge of Target, threatened to become a party) is disclosed in
Section 2.8 of the Target Disclosure Letter. Except as set forth in Section 2.8 of the Target Disclosure Letter, there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Target, threatened (including allegations that could form the basis for future action) against Target or any of its subsidiaries or their properties or officers or directors (in their capacities as such), which, if adversely determined could reasonably be expected to have a Material Adverse Effect on Target. There is no judgment, decree or order against Target or its subsidiaries, or, to the knowledge of Target, any of their directors or officers (in their capacities as such), that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on Target. Neither Target nor any of its subsidiaries has any plans to initiate any litigation, arbitration or other proceeding against any third party, other than litigation related to the routine collection of past due receivables and other litigation not material to the business of Target or any of its subsidiaries.

2.9   RESTRICTIONS ON BUSINESS ACTIVITIES

      Except as set forth in Section 2.9 of the Target Disclosure Letter, there is no agreement, judgment, injunction, order or decree binding upon Target that has or could reasonably be expected to have the effect of prohibiting or impairing in any material respect any current business practice of Target or its subsidiaries, any acquisition of property by Target or its subsidiaries or the conduct of business by Target and its subsidiaries as currently conducted.

2.10  GOVERNMENTAL AUTHORIZATION

      Target and each of its subsidiaries have obtained each federal, state, county, local or foreign governmental consent, license, permit, grant, or other authorization of a Governmental

Entity (a) pursuant to which Target or any of its subsidiaries currently operate or hold any interest in any of their properties or (b) that is required for the operation of the business of Target or any of its subsidiaries or the holding of any such interest ((a) and (b) herein collectively called "Target Authorizations"), and all of such Target Authorizations are in full force and effect, except where the failure to obtain or have any such Target Authorizations could not reasonably be expected to have a Material Adverse Effect on Target.

2.11  TITLE TO PROPERTY

      Except as set forth in Section 2.11 of the Target Disclosure Letter, Target and its subsidiaries have good and marketable title to all of their properties, interests in properties and assets, real and personal, necessary for the conduct of their businesses as presently conducted or which are reflected in the Target Balance Sheet or acquired after the Target Balance Sheet Date (except properties, interests in properties and assets sold or otherwise disposed of in the ordinary course of business since the Target Balance Sheet Date), or, with respect to leased properties and assets, valid leasehold interests therein, in each case free and clear of all Liens of any kind or character, except (a) Liens for current taxes not yet due and payable, (b) such imperfections of title, Liens and easements as do not and will not materially detract from or interfere with the use or value of the properties subject thereto or affected thereby, or otherwise materially impair business operations of Target and its subsidiaries, taken as a whole and as currently conducted, involving such properties, and (c) Liens securing debts that are reflected on the Target Balance Sheet. The plants, property and equipment of Target and each of its subsidiaries that are used in the operations of their respective businesses are in good operating condition and repair (normal wear and tear excepted). All properties used in the operations of Target or any of its subsidiaries are reflected in the Target Balance Sheet to the extent GAAP requires the same to be reflected. Except as set forth in Section 2.11 of the Target Disclosure Letter, Target and its subsidiaries do not own or lease any real property. For purposes of this Section 2.11, the term "property" or "properties" does not include intellectual property.

2.12  INTELLECTUAL PROPERTY

      Except as set forth in Section 2.12 of the Target Disclosure Letter:

            (a) All trademark registrations and applications for registrations, patents and applications for patents, and any copyrights and applications for copyrights or other forms of Intellectual property controlled by Target ("Target Intellectual Property") are completely and correctly listed in Section 2.12(a) of the Target Disclosure Letter.

            (b) All programs for Developed Software are completely and correctly described in Section 2.12(b) of the Target Disclosure Letter (wherein only the core programs need be identified without identifying the modification or updates thereto).

            (c) Except as set forth in Section 2.12(c) of the Target Disclosure Letter, Target and its subsidiaries have not conveyed, assigned or encumbered any of their rights to the Target Intellectual Property.

            (d) Target or its subsidiaries are the sole and exclusive owners of, all right, title and interest in and to the Target Intellectual Property (with no breaks in the chain of the title thereof) and otherwise have the unrestricted and perpetual right to use any third party Intellectual Property required for the carrying on of the business of Target and its subsidiaries in the manner currently conducted (which, collectively with Target Intellectual Property, shall be referred to as "Required Intellectual Property") except where such failure to have such right would not have a Material Adverse Effect on Target.

            (e) The Target Intellectual Property is in full force and effect and has not been used or enforced or failed to be used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of such Target Intellectual Property.

            (f) Neither Target nor any of its subsidiaries has knowledge of nor has received any notice of any claim of adverse ownership, invalidity or other opposition to or conflict with any Target Intellectual Property nor is there any pending or, to the knowledge of Target, threatened suit, proceeding, claim, demand, action or investigation of any nature or kind against Target or any of its subsidiaries relating to the Target Intellectual Property that, if determined adversely, could be reasonably expected to challenge the ownership, legality, enforceability, validity or otherwise prevent use, exploitation, modification or license of such Target Intellectual Property.

            (g) Other than for Target Contracts, neither Target nor its subsidiaries are required to pay any royalty, fee or other payment to any third party in connection with their use of the Required Intellectual Property except where the failure to pay such royalty, fee or other payment and the resulting inability to use such Required Intellectual Property could not reasonably be expected to have a Material Adverse Effect on Target.

            (h) No activity in which Target or its subsidiaries are engaged nor any product that Target or its subsidiaries manufacture, use, sell, license or offer, nor any process, method, packaging, advertising, or any material that Target or its subsidiaries employ in the manufacture, marketing, sale, licensing or offering of any such product or service, nor the use of any of the Required Intellectual Property by Target or its subsidiaries breaches, violates, infringes or interferes with any rights of any third party.

            (i) Target and its subsidiaries have taken commercially reasonable steps (including measures to protect secrecy and confidentiality) to protect all their right, title and interest in and to all Target Intellectual Property. All employees, agents, consultants and other representatives of Target and its subsidiaries who have access to confidential or proprietary information of Target and its subsidiaries have a legal obligation of confidentiality to Target or its subsidiaries with respect to such information.

            (j) Russell Donnan, Thomas Ferrin and William Martin have each duly executed and delivered agreements to Target or its subsidiaries pertaining to the assignment to Target or its subsidiaries of all Target Intellectual Property, conceived or reduced to practice by them during the course of their employment or engagement by Target or its subsidiaries. Russell Donnan, Thomas Ferrin and William Martin have each assigned or granted to the Target or a subsidiary in a written assignment full right, title and interest in and to what they created or developed, without any limitations, exceptions, or exclusions, which assignment or agreement has not been revoked, invalidated or terminated. No event has occurred, and no circumstance or condition exists, that with or without notice or lapse of time will, or could reasonably be expected to, result in the disclosure or delivery to any person of such source code, or any portion or aspect of such source code, or such proprietary information or algorithm.

            (k) There has been no public disclosure, sale or offer for sale of any invention forming a part of any patent application (in preparation or filed) or patent for an invention within the Target Intellectual Property owned by Target or one of its subsidiaries, that was directly or indirectly derived from the inventor(s) (such as a non-confidential publication or presentation by an inventor, employee, officer, director or other representative of Target or its subsidiaries) that could reasonably be expected to affect the ability of Target or its subsidiaries to obtain or sustain valid patent rights to such invention in any jurisdiction where it is desirable and commercially reasonable for Target or its subsidiaries to obtain patent protection.

            (l) There is no publication, such as a patent, published or laid-open patent application, journal article, catalogue, promotion, or specification, of another person which may prevent Target or its subsidiaries from obtaining or sustaining valid patent rights to any patent application (in preparation or filed) or patent for an invention within the Target Intellectual Property owned by Target or its subsidiaries in any jurisdiction where it is desirable and commercially reasonable for Target or its subsidiaries to obtain patent protection.

            (m) In relation to each patent application (in preparation or filed) or patent for an invention within the Target Intellectual Property owned by Target or one of its subsidiaries, Target is not aware of any professional opinion, such as the opinion of a patent agent or patent attorney, whether preliminary in nature or in any other manner qualified, to the effect that the chances of obtaining or sustaining valid patent rights to the invention are considered to be unlikely, or less than even, or about even, or in any other manner doubtful in any jurisdiction where it is desirable and commercially reasonable for Target or its subsidiaries to obtain patent protection.

            (n) Except as otherwise evidenced by or described in a Target Contract, (i) each item of Developed Software was written by employees of the Target or its subsidiaries, or, if by a third party, was properly assigned to Target, (ii) each item of Developed Software is an original work, (iii) no portion of the Developed Software uses, copies or comprises the work owned by any third party and (iv) no royalty or other consideration is due to any third party arising out of the creation, copying or distribution of the Developed Software.

            (o) Except as set forth in Section 2.12(o) of the Target Disclosure Letter, Target and its subsidiaries have not provided the source code for the Developed Software to any other person, directly or indirectly, by license, transfer, sale, escrow, or otherwise. The Target and its subsidiaries have not permitted any other person or entity to reverse engineer, disassemble or decompile the Developed Software to create such source code.

            (p) The Required Intellectual Property has not been imported or exported in violation of any export or import restrictions in any jurisdictions where Target or any of its subsidiaries conducts business.

            (q) Neither the past nor current use of any data bases related to the business of Target or any of its subsidiaries or the information contained therein: (i) has violated or infringed upon, or is violating or infringing upon, the legal rights of any person; (ii) breaches any legal duty or legal obligation owed to any person; or (iii) violates any law relating to the privacy of any person.

            (r) No Target Intellectual Property was conceived or developed jointly with a third party or directly or indirectly with or pursuant to government funding or a government contract in a manner that would result in the creation of "March-in" rights under 35 U.S.C. Section 203.

            (s) There has been no unauthorized use, disclosure, infringement or misappropriation of any Target Intellectual Property by any third party including, without limitation any employee or former employee of Target or its subsidiaries.

2.13  ENVIRONMENTAL MATTERS

      Target and its subsidiaries have at all times operated their businesses in material compliance with all Environmental Laws and all permits, licenses and registrations required under applicable Environmental Laws ("Environmental Permits") and, to Target's knowledge, no material expenditures are or will be required by Target or its subsidiaries in order to comply with such Environmental Laws. Neither Target nor any of its subsidiaries has received any written communication from any Governmental Entity or other person or entity that alleges that Target or its subsidiaries have violated or is, or may be, liable under any Environmental Law. There are no material Environmental Claims pending or, to the knowledge of Target, threatened (a) against Target or any of its subsidiaries, or (b) against any person or entity whose liability for any Environmental Claim Target or any of its subsidiaries has retained or assumed, either contractually or by operation of law. Neither Target nor any of its subsidiaries have contractually retained or assumed any liabilities or obligations that could reasonably be expected to provide the basis for any material Environmental Claim.

      "Environmental Laws" means all applicable statutes, rules, regulations, ordinances, orders, decrees, judgments, permits, licenses, consents, approvals, authorizations, and governmental requirements or directives or other obligations lawfully imposed by governmental authority under federal, state or local law pertaining to the protection of the environment, protection of public health, protection of worker health and safety, the treatment, emission and/or discharge of gaseous, particulate and/or effluent pollutants, and/or the handling of hazardous materials, including without limitation, the Clean Air Act, 42 U.S.C. ss.ss. 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss.ss. 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. ss.ss. 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. ss.ss. 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. ss.ss. 6901, et seq. ("RCRA") and the Toxic Substances Control Act, 15 U.S.C. ss.ss. 2601, et seq. "Environmental Claims" means any and all actions, orders, decrees, suits, demands, directives, claims, liens, investigations, proceedings or notices of violation by any Governmental Entity or other person or entity alleging potential responsibility or liability arising out of, based on or related to (a) the presence, release or threatened release of, or exposure to, any Hazardous Materials (as defined under applicable Environmental Laws) or (b) circumstances forming the basis of any violation or alleged violation of any Environmental Law.

2.14  TAXES

            (a) Target and each of its subsidiaries have timely filed (including after giving effect to any extensions) all tax returns (as defined below in clause (k)) required to be filed by them. All such tax returns are true, complete and correct. Target and each of its subsidiaries have timely paid or caused to be timely paid all taxes due with respect to the taxable periods covered by such tax returns and all other taxes otherwise due, and the Target Balance Sheet reflects an adequate reserve (in addition to any reserve for deferred taxes established to reflect timing differences between book and tax income) for all taxes payable by Target or its subsidiaries for all taxable periods and portions thereof through the Target Balance Sheet Date.

            (b) Except as set forth in Section 2.l4(b) of the Target Disclosure Letter, no tax return of Target or any of its subsidiaries is under audit or, to the knowledge of Target, examination by any taxing authority, and no notice of such an audit or examination has been received by Target or its subsidiaries. Except as set forth in Section 2.l4(b) of the Target Disclosure Letter there is no deficiency, litigation, proposed adjustment or matter in controversy with respect to any taxes due and owing by Target or its subsidiaries. Except as set forth in Section 2.14(b) of the Target Disclosure Letter, each deficiency resulting from any completed audit or examination relating to taxes by any taxing authority has been timely paid. Except as set forth in Section 2.14(b) of the Target Disclosure Letter, no issues relating to taxes were raised by the relevant taxing authority in any completed audit or examination that could reasonably be expected to recur in a later taxable period. No claim has been made by any taxing authority in any jurisdiction where Target does not file tax returns that it is or may be subject to tax in that jurisdiction. The United States federal income tax returns of Target and its subsidiaries have either been examined and settled with the Internal Revenue Service or closed by virtue of the expiration of the applicable statute of limitations for all years through 1998.

            (c) Except as set forth in Section 2.14(c) of the Target Disclosure Letter, there is no currently effective agreement or other document extending, or having the effect of extending, the period of assessment or collection of any taxes and no power of attorney (other than powers of attorney authorizing employees of Target or its subsidiaries to act on behalf of Target or such subsidiaries) with respect to any taxes has been executed or filed with any taxing authority.

            (d) No Liens for taxes exist with respect to any assets or properties of Target or any of its subsidiaries, except for statutory Liens for taxes not yet due.

            (e) Neither Target nor any of its subsidiaries will be required to include in a taxable period ending after the Effective Time any material taxable income attributable to income that accrued in a prior taxable period but was not recognized for tax purposes in any prior taxable period as a result of the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting,
Section 263A, or Section 481 of the Code or comparable provisions of any other, domestic or foreign (whether national, federal, state, provincial, local or otherwise) tax laws, or for any other reason.

            (f) Target and each of its subsidiaries has complied in all material respects with all applicable statutes, laws, ordinances, rules and regulations relating to the payment and withholding of taxes (including withholding of taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code and similar provisions under any other domestic or foreign (whether national, federal, state, provincial, local or otherwise) tax laws) and have in all material respects, within the time and the manner prescribed by law, withheld from and paid over to the proper Governmental Entities all amounts required to be so withheld and paid over under applicable laws.

            (g) Target has not constituted either a "distributing corporation" or a "controlled corporation" (in each case, within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355(a) of the Code (A) in the two years prior to the date of this Agreement or (B) in a distribution that could otherwise constitute part of a "plan" or "series of related transactions" (within the meaning of Section 355(a) of the Code) in conjunction with the Merger.

            (h) Target was not, at any time during the period specified in
Section 897(c) (1) (A) (ii) of the Code, a United States real property holding corporation within the meaning of Section 897(c) (2) of the Code.

            (i) There is no agreement, contract or arrangement to which Target or any of its subsidiaries is a party that could, individually or collectively, result in the payment of any amount that would not be deductible by reason of Sections 280G (as determined without regard to Section 280G(b)(4)) or Section 162(m) of the Code.

            (j) Neither Target nor any of its subsidiaries is a party to or bound by any tax indemnity, tax sharing or tax allocation agreement nor does Target or any of its subsidiaries owe any amount under any such agreement.

            (k) As used in this Agreement, (i) "taxes" shall include (A) any and all taxes, whenever created or imposed, and whether domestic or foreign, and whether imposed by a national, federal, state, provincial, local or other Governmental Entity, including all interest, penalties and additions imposed with respect to such amounts, (B) liability for the payment of any amounts of the type described in clause (A) as a result of being a member of an affiliated, consolidated, combined or unitary group and (C) liability for the payment of any amounts as a result of being party to any tax sharing agreement or as a result of any express or implied obligation to indemnify any other person with respect to the payment of any amount described in clause (A) or (B) and (ii) "tax returns" shall mean all domestic or foreign (whether national, federal, state, provincial, local or otherwise) returns, declarations, statements, reports, schedules, forms and information returns relating to taxes and any amended tax return.

            (l) Target and its subsidiaries have not been members of an affiliated group of corporations, within the meaning of Section 1504 of the Code, or members of a combined, consolidated or unitary group for state, local or foreign tax purposes other than a group of which Target or any of its current subsidiaries is or was the parent. Neither Target nor any of its subsidiaries has liability for taxes of any person (other than Target and its subsidiaries) under Treasury Regulation Section 1.1502-6 (or any corresponding provision of state, local or foreign income tax law), as transferee or successor, by contract or otherwise.

            (m) Neither Target nor any of its subsidiaries has filed a consent pursuant to the collapsible corporation provisions of Section 341(f) of the Code (or any corresponding provision of state, local or foreign income tax law) or agreed to have Section 341(f)(2) of the Code (or any corresponding provision of state, local or foreign income tax law) apply to any disposition of any asset owned by it.

            (n) None of the assets of Target or any of its subsidiaries is property that Target or any of its subsidiaries is required to treat as being owned by any other person pursuant to the so-called "safe harbor lease" provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended; none of the assets of Target or any of its subsidiaries directly or indirectly secures any debt the interest on which is tax exempt under Section 103(a) of the Code; none of the assets of Target or any of its subsidiaries is "tax-exempt use property" within the meaning of Section 168(h) of the Code; and none of the assets of Target or any of its subsidiaries is required to be or is being depreciated pursuant to the alternative depreciation system under Section 168(g)(2) of the Code.

2.15  EMPLOYEE BENEFIT PLANS

      Set forth in Section 2.15 of the Target Disclosure Letter is a correct and complete list of each "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (each, an "ERISA Plan") Section 2.15 of the Target Disclosure Schedule also sets forth any other bonus, profit sharing, pension, compensation, deferred compensation, stock option, stock purchase, fringe benefit, severance, post-retirement, scholarship, disability, sick leave, vacation or retention plan or arrangement sponsored or maintained by Target or any of its subsidiaries, or to which Target or any of its subsidiaries is or may be required to make contributions, as well as all employment agreements (such plans and related trusts, insurance and annuity contracts, funding media, employment agreements and related agreements and arrangements being hereinafter referred to as the "Benefit Plans"), and which are governed by the laws of the United States or any State thereof (those Benefit Plans which are so governed and all ERISA Plans, collectively, the "Target Benefit Plans"). Target has made available to Acquiror, to the extent applicable with respect to each Target Benefit Plan, copies of (i) all Target Benefit Plans and their related trusts, (ii) all financial statements, (iii) all summary plan descriptions and other employee communications, (iv) actuarial reports and (v) annual reports and returns filed with the Internal Revenue Service or Department of Labor with respect to such Target Benefit Plans for a period of three years prior to the date hereof. In addition, except as set forth in Section 2.15 of the Target Disclosure Letter:

            (a) Each Target Benefit Plan and Non-U.S. Benefit Plan has been operated and administered in compliance with its terms in all material respects;

            (b) Each Target Benefit Plan complies in all material respects with all requirements of applicable law, including without limitation, ERISA and the Code;
            (c) Each Target Benefit Plan intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service as to its qualification under Section 401(a) of the Code, and nothing has occurred that could reasonably be expected to cause the loss of such qualification;

            (d) Neither Target nor any of its subsidiaries maintains, sponsors or contributes to, and neither Target nor any of its subsidiaries has maintained, sponsored or contributed in the past six years to, any "defined benefit plan" (within the meaning of Section 3(35) of ERISA) or any "multiemployer plan" (within the meaning of Section 3(37) of ERISA) or any other plan subject to Title IV of ERISA;

            (e) No "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 (c) of the Code) has occurred with respect to any Target Benefit Plan;

            (f) No provision of any Target Benefit Plan or Non-U.S. Benefit Plan limits the right of Target to amend or terminate any Target Benefit Plan on no more than ninety days notice, subject to the requirements of applicable law;

            (g) All contributions required to have been made to trusts in connection with any Target Benefit Plan that would constitute a "defined contribution plan" (within the meaning of Section 3(34) of ERISA) through the date hereof have been made;

            (h) Other than claims in the ordinary course for benefits with respect to the Target Benefit Plans or the Non-U.S. Benefit Plans, there are no actions, suits or claims pending, or, to Target's knowledge, threatened, with respect to any Target Benefit Plan or any Non-U.S. Benefit Plan;

            (i) All reports, returns and similar documents with respect to the Target Benefit Plans and the Non-U.S. Benefit Plans required to be filed with any Governmental Entity have been timely filed;

            (j) Neither Target nor any of its subsidiaries has any obligation to provide health or other welfare benefits to former, retired or terminated employees, except as specifically required under Section 4980B of the Code or
Section 601 of ERISA. Target and each of its subsidiaries have complied in all material respects with the notice and continuation requirements of Section 4980B of the Code and Section 601 of ERISA and the regulations thereunder and the applicable requirements under Sections 9801 and 9802 of the Code;

            (k) All contributions, insurance premiums, taxes, or other liabilities or charges with respect to any Target Benefit Plan or any Non-U.S. Benefit Plan required to be paid on or prior to the Closing Date have been or will be paid in full on or prior to the Closing Date. All unpaid contributions, insurance premiums, taxes, or other liabilities or charges with respect to any Target Benefit Plan or any Non-U.S. Benefit Plan attributable to periods prior to the Closing Date, including, to the extent required to be accrued on the Target Financial Statements under GAAP consistently applied, the pre-Closing portion of any period ending after the Closing Date, have been accrued and properly reflected as liabilities on Target Financial Statements. Contributions for purposes of this Section 2.15 shall include, without limitation, any matching or employer profit sharing contributions required or customarily made under a "defined contribution plan" (within the meaning of Section 3(34) of ERISA) sponsored by Target;

            (l) All amendments required to bring the Target Benefit Plans into conformity with applicable law, including, without limitation, ERISA and the Code, have been or will be timely adopted;

            (m) No Target Benefit Plan or Non-U.S. Benefit Plan is under audit or investigation by the IRS or the Department of Labor or any other Governmental Entity, and no such completed audit, if any, has resulted in the imposition of any tax, interest or penalty that remains unpaid as of the Closing Date;

            (n) Neither Target nor any of its subsidiaries is subject to any Liens (except Permitted Liens), or excise or other taxes, under ERISA, the Code or other applicable law relating or with respect to any Target Benefit Plan or any Non-U.S. Benefit Plan; and

            (o) Except as set forth in Section 2.15(0) of the Target Disclosure Letter, there will be no payment, accrual of additional benefits, acceleration of payments or vesting (except for the May 2001 options) of any benefit under any Target Benefit Plan, Non-U.S. Benefit Plan or any other agreement or arrangement to which Target or a subsidiary is a party, and no employee, officer or director of the Target or a subsidiary will become entitled to severance, termination allowance or similar payments, solely by reason of entering into or in connection with the transactions contemplated by this Agreement.

2.16  EMPLOYEES AND CONSULTANTS

            (a) Target has made available to Acquiror a complete list of all individuals employed by Target and each of its subsidiaries as of the date hereof and the position and base compensation payable to each such individual.

            (b) Neither Target nor any of its subsidiaries is a party to or subject to a labor union or a collective bargaining agreement or arrangement or party to any general labor or employment dispute. There are no labor unions representing, purporting to represent or, to Target's knowledge, attempting to represent any employee of Target or any of its subsidiaries.

            (c) Except as set forth in Section 2.16(c) of the Target Disclosure Letter, the consummation of the transactions contemplated herein will not result in (i) any amount becoming payable to any employee, director or independent contractor of Target or its subsidiaries, (ii) the acceleration of payment or vesting (except for the May 2001 options) of any benefit, option or right to which any employee, director or independent contractor of Target or its subsidiaries may be entitled, (iii) the forgiveness of any indebtedness of any employee, director or independent contractor of Target or its subsidiaries, or
(iv) any cost becoming due or accruing to Target or its subsidiaries with respect to any employee, director or independent contractor of Target or its subsidiaries, other than as accrued on the Target Financial Statements.

            (d) To the knowledge of Target, no employee of Target or any of its subsidiaries has been injured in the work place or in the course of his or her employment except for: (i) injuries that are covered by insurance, or (ii) injuries for which a claim has been made under workers' compensation or similar laws.

            (e) Target and each of its subsidiaries has complied in all material respects with the verification requirements and the record-keeping requirements of the Immigration Reform and Control Act of 1986 ("IRCA"). To the knowledge of Target, the information and documents on which Target and its subsidiaries relied to comply with IRCA are true and correct, and there have not been any discrimination complaints filed against Target or its subsidiaries pursuant to IRCA, and, there is no basis for the filing of such a complaint that could reasonably be expected to have a Material Adverse Effect on Target.

            (f) Neither Target nor any of its subsidiaries has received or been notified of any written complaint by any employee, applicant, union or other party of any discrimination or other conduct forbidden by law or contract, nor to the knowledge of Target, is there a basis for any complaint, except such complaints as could not reasonably be expected to have a Material Adverse Effect on Target.

            (g) Target's action in complying with the terms of this Agreement will not violate any agreements with any of the employees of Target or any of its subsidiaries.

            (h) Target and each of its subsidiaries has filed or will file all required reports and information with respect to their employees that are due prior to the Closing Date and otherwise have complied in their hiring, employment, promotion, termination and other labor practices with all applicable federal, state and foreign law and regulations, including without limitation those within the jurisdiction of the United States Equal Employment Opportunity Commission, United States Department of Labor and state and local human rights or civil rights agencies, except to the extent that any such failure to file or comply would not have a Material Adverse Effect on Target.

            (i) To the knowledge of Target, none of its or its subsidiaries' employees or contractors is obligated under any agreement, commitments, judgment, decree, order or otherwise (an "Employee Obligation") that could reasonably be expected to interfere with the use of his or her best efforts to promote the interests of Target and its subsidiaries or that could reasonably be expected to have a Material Adverse Effect on Target. Neither the execution nor delivery of this Agreement nor the conduct of the business after the Closing Date of Target and its subsidiaries in the manner currently conducted, will conflict with or result in a material breach of the terms, conditions or provisions of, or constitute a default under, any Employee Obligation.

            (j) There are no strikes, slowdowns or work stoppages pending or, to the knowledge of Target, threatened with respect to the employees of Target or its subsidiaries, nor has any such strike, slowdown or work stoppage occurred or, to the knowledge of Target, been threatened since January 1, 1998. There is no representation claim or petition or complaint pending before the National Labor Board or any state or local agency and, to Target's knowledge, no question concerning representation has been raised or threatened since January 1, 1998 respecting the employees of Target and its subsidiaries.

            (k) Except as set forth in Section 2.16(k) of the Target Disclosure Letter, Target is not a contractor or subcontractor under any federal, state, local or foreign government contract.

2.17  RELATED-PARTY TRANSACTIONS

      No employee, officer, or director of Target or any of its subsidiaries or member of his or her immediate family is indebted to Target or any of its subsidiaries, nor is Target or any of its subsidiaries indebted (or committed to make loans or extend or guarantee credit) to any of them. None of such persons has any direct or indirect ownership interest in any firm or corporation with which Target or any of its subsidiaries is affiliated or with which Target or any of its subsidiaries have a business relationship, or any firm or corporation that competes with Target or any of its subsidiaries, except to the extent that employees, officers, or directors of Target or any of its subsidiaries and members of their immediate families own less than 1% of the outstanding stock in publicly traded companies. No member of the immediate family of any officer or director of Target and its subsidiaries is directly or indirectly interested in any Target Contract.

2.18  INSURANCE

      Target has made available to Acquiror copies of all policies of insurance and bonds of Target and its subsidiaries. Such policies and bonds are with reputable insurers, provide adequate coverage for all normal risks incident to the assets, properties and business operations of Target and its subsidiaries and are in character and amount (including deductibles) at least substantially equivalent to that carried by persons and entities engaged in a business subject to the same or similar perils or hazards. There is no material claim pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums due and payable under all such policies and bonds have been paid and Target and its subsidiaries are otherwise in compliance with the terms of such policies and bonds in all material respects. Target has no knowledge of any threatened termination of, or material premium increase with respect to, any of such policies.

2.19  COMPLIANCE WITH LAWS

      Target and each of its subsidiaries have complied with, are not in violation of, and have not received any written notices of violation with respect to, any federal, state, local or foreign statute, law or regulation with respect to the conduct of their respective businesses, or the ownership or operation of their respective businesses, assets or properties, except for such violations or failures to comply as could not be reasonably expected to have a Material Adverse Effect on Target.

2.20  BROKERS' AND FINDERS' FEES

      Except as set forth in Section 2.20 of the Target Disclosure Letter, neither Target nor any of its subsidiaries has incurred, nor will any such entity incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

2.21  VOTE REQUIRED

      The affirmative vote of the holders of two-thirds of the Target Common Stock outstanding on the record date set for the Target Shareholders Meeting is the only vote of the holders of any of Target's capital stock necessary to adopt and approve this Agreement, the Merger and the other transactions contemplated hereby.

2.22  REGISTRATION STATEMENT; PROXY STATEMENT/PROSPECTUS

      The written information supplied by Target expressly for the purpose of inclusion in the registration statement on Form S-4 (or such other or successor form as shall be appropriate) pursuant to which the issuance of the shares of Acquiror Common Stock to be issued in connection with the Merger will be registered with the SEC (the "Registration Statement") shall not at the time the Registration Statement (including any amendments or supplements thereto) is filed or declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The written information supplied by Target expressly for the purpose of inclusion in the proxy statement/prospectus to be sent to the shareholders of Target in connection with the meeting of Target's shareholders (the "Shareholder Meeting") to be held in connection with the Merger (such proxy statement/prospectus as amended or supplemented is referred to herein as the "Proxy Statement") shall not, on the date the Proxy Statement is first mailed to Target's shareholders and, at the time of Shareholder Meeting, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time any event or information should be discovered by Target that should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement, Target shall promptly inform Acquiror and Merger Sub. Notwithstanding the foregoing, Target makes no representation, warranty or covenant with respect to any information supplied by Acquiror or Merger Sub that is contained in any of the foregoing documents.

2.23  COMPLETE COPIES OF MATERIALS

      Each document that has been requested by Acquiror or its counsel, and made available by Target, in connection with Acquiror's technical, legal and accounting review of Target and its subsidiaries is true and complete in all material respects.

2.24  OPINION OF FINANCIAL ADVISOR

      Target has been advised in writing by its financial advisor, Roth Capital Partners, LLC ("RCP"), that in RCP's opinion, as of the date of such opinion, the Per Share Consideration to be paid for Target Common Stock under the applicable provisions of this Agreement is fair, from a financial point of view, to the holders of Target Common Stock. Target has delivered, or promptly upon receipt will deliver, to Acquiror a true and complete copy of such written opinion.

2.25  BOARD APPROVAL

      The Board of Directors of Target has unanimously (by affirmative vote of each member thereof) (a) declared the advisability and approved this Agreement and the Merger, (b) determined that the Merger is in the best interest of the shareholders of Target and is on terms that are fair to such shareholders and
(c) recommended that the shareholders of Target adopt and approve this Agreement and the Merger. The provisions in the CIVC Agreements with respect to formation of a special committee of the Target Board of Directors have been waived or suspended with respect to this Agreement and the Merger.

2.26  ILLEGAL PAYMENTS

      Neither Target nor any of its subsidiaries, nor any director, officer, agent, or employee thereof, nor, to the knowledge of Target, any other person or entity associated with or acting for or on behalf of Target or any of its subsidiaries, has directly or indirectly in violation of any legal requirement
(a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any person or entity, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, or
(iii) to obtain special concessions or for special concessions already obtained, for or in respect to Target or its subsidiaries, or (b) established or maintained any fund or asset that has not been recorded in the books and records of Target or its subsidiaries.

2.27  CUSTOMERS

      Set forth in Section 2.27 of the Target Disclosure Letter is a complete list of the one hundred largest clients and customers of Target and its subsidiaries, taken as a whole in each of the last four fiscal years, including the amounts such customers paid to Target and its subsidiaries, taken as a whole, in each such year. There are no facts or circumstances that are reasonably likely to result in the loss of any such client or customer of Target or any of its subsidiaries or a material adverse change in the relationship of Target or any of its subsidiaries with any such client or customer prior to the completion of the applicable current engagement.

2.28  REPRESENTATIONS COMPLETE

      None of the representations or warranties made by Target herein or in any Schedule hereto, including the Target Disclosure Letter, or in any certificate furnished by Target pursuant to this Agreement, or in the Target SEC Documents, when all such documents are read together in their entirety, contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                                   ARTICLE III

            REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND MERGER SUB

      Acquiror and Merger Sub represent and warrant to Target that the statements contained in this Article III are true and correct, except as set forth in the disclosure letter delivered by Acquiror to Target on the date of the execution and delivery of this Agreement (the "Acquiror Disclosure Letter"). The Acquiror Disclosure Letter shall be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this Agreement, and the disclosure in any paragraph shall qualify only the corresponding paragraph in this Agreement unless a cross reference is made to another paragraph that such disclosure also qualifies. Any reference in this Article III to an agreement being "enforceable" shall be deemed to be qualified to the extent such enforceability is subject to (a) laws of general application relating to bankruptcy, insolvency, moratorium and the relief of debtors, and (b) the availability of specific performance, injunctive relief and other equitable remedies.

3.1   ORGANIZATION, STANDING AND POWER

      Each of Acquiror and its material subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Acquiror and each of its material subsidiaries have the corporate power to own their properties and to carry on their respective businesses as now being conducted and are duly qualified to do business and are in good standing in each jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect on Acquiror. Acquiror has made available a true and correct copy of the Certificate of Incorporation and Bylaws (or similar organizational documents) of Acquiror, as amended to date, to Target. Neither Acquiror nor any of its material subsidiaries are in violation of any of the provisions of their Articles of Incorporation or Bylaws (or equivalent organizational documents).

3.2   CAPITAL STRUCTURE

            (a) The authorized capital stock of Acquiror consists of 100,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, $.01 par value, of which there were issued and outstanding as of the date of this Agreement 40,464,215 shares of Common Stock and no shares of Preferred Stock. The authorized capital stock of Merger Sub consists of 1,000 shares of Common Stock, no par value, all of which were issued and outstanding as of the date of this Agreement. All outstanding shares of Common Stock of Merger Sub are held by Acquiror. All outstanding shares of Acquiror Common Stock and Merger Sub Common Stock are duly authorized, validly issued, fully paid and non-assessable and are free of any Liens other than any Liens created by or imposed upon the holders thereof, and are not subject to preemptive rights, rights of first refusal, rights of first offer or similar rights created by statute, the Certificate of Incorporation or the Bylaws (or similar organizational documents) of Acquiror or Merger Sub or any agreement to which Acquiror or Merger Sub is a party or by which it is bound. The shares of Acquiror Common Stock to be issued pursuant to the Merger will, upon their issuance, be duly authorized, validly issued, fully paid, and non-assessable, and will not be subject to any statutory preemptive rights of Acquiror's shareholders and will be free of any Liens other than any Liens created by or imposed on the holders thereof. As of the date of this Agreement, Acquiror had granted options, entered into contingent issuance agreements and otherwise reserved or committed to issue up to 5,377,455 shares of Acquiror Common Stock.

            (b) (i) The outstanding shares of Acquiror Common Stock are listed and traded on the Nasdaq National Market and the Acquiror is in full compliance with all applicable listing and maintenance requirements of the Nasdaq National Market; and (ii) Acquiror has not within the past 24 months received any notification of de-listing or other proceedings or investigations by Nasdaq.

3.3   AUTHORITY

            (a) Each of Acquiror and Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of each of Acquiror and Merger Sub. This Agreement has been duly executed and delivered by each of Acquiror and Merger Sub and constitutes the valid and binding obligations of each of Acquiror and Merger Sub, enforceable against Acquiror and Merger Sub in accordance with its terms.

            (b) Neither the execution, delivery and performance of this Agreement by Acquiror or Merger Sub, nor the consummation by Acquiror and Merger Sub of the transactions contemplated hereby, will (i) conflict with, or result in a breach or violation of, any provision of the Certificate of Incorporation or Bylaws (or similar organizational documents) of Acquiror or Merger Sub, (ii) conflict with, result in a breach or violation of, give rise to a default or loss of benefits, or result in the acceleration of performance, or permit the acceleration of performance, under (whether or not after the giving of notice or lapse of time or both) any note, bond, indenture, guaranty, lease, license agreement, instrument, writ, injunction, order, judgment or decree to which Acquiror or Merger Sub is a party or any of their respective properties or assets is subject; (iii) give rise to a declaration or imposition of any Lien upon any of the properties or assets of Acquiror or Merger Sub; or (iv) adversely affect any Acquiror Governmental License necessary to enable Acquiror or Merger Sub to carry on their businesses as presently conducted, except, in the case of clauses
(ii), (iii) or (iv), for any conflict, breach, violation, default, declaration, acceleration, imposition, impairment or effect that could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on Acquiror.

      (c) No approval, authorization, consent, license, clearance or order of, declaration or notification to, or filing or registration with, any Governmental Entity or other regulatory authority is required in order to (i) permit Acquiror and Merger Sub to consummate the Merger or perform their obligations under this Agreement, (ii) prevent the termination or modification of any governmental right, privilege, authority, franchise, license, permit or certificate of Acquiror or Merger Sub (collectively, "Acquiror Governmental Licenses") to enable Acquiror and Merger Sub, operate and lease their respective properties and assets as and where such properties and assets are owned, leased or operated and to provide service and carry on their respective businesses as presently provided and conducted, or (iii) prevent any material loss or disadvantage to the business of Acquiror and its subsidiaries, by reason of the Merger, except for (the following in clauses (A), (B), (E) and (F), collectively, the "Acquiror Governmental Approvals") (A) the filing of the Articles of Merger, as provided in Section 1.2; (B) the filing of the Registration Statement with the SEC in accordance with the Securities Act and clearance thereof by the SEC; (C) any other filings or notices required pursuant to the Securities Act or the Exchange Act and the rules promulgated thereunder, including under Regulation M-A; (D) the filing of a report on Form 8-K in accordance with the Exchange Act disclosing the existence and terms of this Agreement; (E) such filings as may be required under HSR (and the expiration of the waiting period thereunder) and such filings, consents and approvals as are required under applicable foreign law (including antitrust or competition law); (F) the filing with the Nasdaq National Market of a Notification Form for Listing of Additional Shares with respect to the shares of Acquiror Common Stock to be issued pursuant to the Merger and pursuant to stock options to purchase shares of Target Common Stock which have been assumed by Acquiror in accordance with Section 5.12 hereof; or
(G) such other consents, authorizations, filings, approvals and registrations of or with any Governmental Entity that, if not obtained or made, would not have a Material Adverse Effect on Acquiror, and that would not prevent or materially alter or delay the transactions contemplated by this Agreement, or would not prevent the Surviving Corporation from owning or operating any material portion of Target's or any of its subsidiaries' businesses.

3.4   REGISTRATION STATEMENT; PROXY STATEMENT

      The written information supplied by Acquiror and Merger Sub expressly for the purpose of inclusion in the Registration Statement shall not at the time the Registration Statement (including any amendments or supplements thereto) is filed or declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The written information supplied by Acquiror and Merger Sub expressly for the purpose of inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to Target's shareholders and at the time of the Shareholder Meeting, contain any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time any event or information should be discovered by Acquiror or Merger Sub that should be set forth in an amendment to the Registration Statement or a supplement to the Proxy Statement, Acquiror and Merger Sub shall promptly inform Target. Notwithstanding the foregoing, Acquiror and Merger Sub make no representation, warranty or covenant with respect to any information supplied by Target that is contained in any of the foregoing documents.

3.5   SEC DOCUMENTS

      All documents required to be filed as exhibits to the Acquiror SEC Documents have been so filed, and such exhibits are true, correct and complete copies in all material respects of such documents. As of their respective filing dates, (i) the Acquiror SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and (ii) none of the Acquiror SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Acquiror SEC Document.

3.6   ABSENCE OF CERTAIN CHANGES

      Since March 31, 2003, Acquiror and its material subsidiaries have conducted their respective business in the ordinary course consistent with past practice and there has not occurred:

            (a) any change, event or condition (whether or not covered by insurance) that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect on Acquiror;

            (b) any declaration, setting aside, or payment of a dividend or other distribution with respect to any shares of capital stock of Acquiror or any of its material subsidiaries (except to Acquiror or to other parent entities wholly owned by Acquiror), or any direct or indirect redemption, purchase or other acquisition by Acquiror of any its shares of capital stock; or

            (c) any amendment or change to the Certificate of Incorporation or Bylaws of Acquiror.

3.7   BROKERS' AND FINDERS' FEES

      Acquiror has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or investment bankers' fees or any similar charges in connection with this Agreement or any transaction contemplated hereby.

3.8   BOARD APPROVAL

      The Board of Directors of Acquiror and Merger Sub have unanimously approved this Agreement and the Merger and the issuance of the shares of Acquiror Common Stock contemplated by this Agreement and the Merger.

3.9   REPRESENTATIONS COMPLETE

      None of the representations, warranties or statements made by Acquiror or Merger Sub herein or in any Schedule hereto, including the Acquiror Disclosure Letter, or in any certificate furnished by Acquiror pursuant to this Agreement, or in the Acquiror SEC Documents, when all such documents are read together in their entirety, contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

                                   ARTICLE IV

                       CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1   CONDUCT OF BUSINESS OF TARGET

      During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, except as expressly contemplated by this Agreement, or as set forth in Section 4.1 of the Target Disclosure Letter or as previously expressly consented to in writing by Acquiror, Target agrees to carry on its and its subsidiaries' businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, including without limitation, to use all commercially reasonable efforts consistent with past practice and policies to preserve intact its and its subsidiaries' present business organizations, keep available the services of its and its subsidiaries' present officers and key employees and preserve its and its subsidiaries' relationships with customers, suppliers, distributors, licensors, licensees, and others having business dealings with it or any of its subsidiaries, to the end that its and its subsidiaries' goodwill and ongoing businesses shall be unimpaired at the Effective Time in any material respect.

4.2   CONDUCT OF BUSINESS

      (A) Without limiting the foregoing provisions of Section 4.1, except as set forth in Section 4.2 of the Target Disclosure Letter, Target shall not do, cause or permit any of the following, or allow, cause or permit any of its subsidiaries to do, cause or permit any of the following, without the prior written consent of Acquiror:

            (a) Charter Documents. Cause or permit any amendments to its Articles of Incorporation or Bylaws (or similar organizational documents);

            (b) Dividends; Changes in Capital Stock. Declare or pay any dividends on or make any other distributions (whether in cash, stock or property) in respect of any of its capital stock (provided that Target's subsidiaries may pay dividends and make other distributions to Target), or split, combine, recapitalize or reclassify any of its capital stock, or issue or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of its capital stock, or repurchase or otherwise acquire, directly or indirectly, any shares of its capital stock;

            (c) Contracts. (i) Enter into, modify, amend or terminate any contract, agreement, license, instrument, document or commitment ("Contract") which if so entered into, modified, amended or terminated could be reasonably expected to (A) have a Material Adverse Effect on Target, (B) impair in any material respect the ability of Target to perform its obligations under this Agreement or (C) prevent or materially delay the consummation of the transactions contemplated by this Agreement, (ii) enter into any material Contract to the extent consummation of the transactions contemplated by this Agreement or compliance by Target or any of its subsidiaries with the provisions of this Agreement could reasonably be expected to conflict with, or result in a violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to a loss of a benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Target or any of its subsidiaries under, or give rise to any increased, additional, accelerated, or guaranteed right or entitlements of any third party under, or result in any material alteration of, any provision of such Contract; or (iii) enter into any Contract containing any restriction on the ability of the Target or any of its subsidiaries to assign its rights, interests or obligations thereunder, unless such restriction expressly excludes any assignment to Acquiror or any of its subsidiaries in connection with or following the consummation of the Merger, or to compete in any line of business;

            (d) Stock Option Plans, etc. Adopt any stock option or similar plan, amend any of the Target Stock Options Plans, or, except as provided in Section
5.12 hereof or pursuant to the terms of the Target Stock Option Plans, accelerate, amend or change the period of exercisability or vesting of options or other rights granted under either of the Target Stock Option Plans or authorize cash payments in exchange for any options or other rights granted under any of such plans;

            (e) Issuance of Securities. Issue, deliver or sell or authorize or propose the issuance, delivery or sale of, or purchase or propose the purchase of, any shares of its capital stock or securities convertible into, or subscriptions, rights, warrants or options to acquire, or other agreements or commitments of any character (including stock appreciation rights or other rights that are linked in any way to the price of Acquiror Common Stock or Target Common Stock), or amend the terms of any of the foregoing, obligating it to issue any such shares or other securities, other than the issuance of shares of Target Common Stock pursuant to the exercise of stock options under the Target Stock Option Plans outstanding on the date of this Agreement or pursuant to the Target ESPP as in effect on the date of this Agreement;

            (f) Intellectual Property. Transfer to or license any person or entity or otherwise extend, amend or modify in any material respect any rights to any Target Intellectual Property, other than the grant of non-exclusive licenses in the ordinary course of business and consistent with past practice;

            (g) Exclusive Rights. Enter into or amend any agreements pursuant to which any person or entity is granted exclusive or restrictive marketing, manufacturing or other exclusive or restrictive rights of any type or scope with respect to any of its products, services or technology;

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

            (h) Dispositions. Directly or indirectly sell, lease, license, mortgage or otherwise dispose of or encumber any of its properties or assets that are material, individually or in the aggregate, to its and its subsidiaries' businesses, taken as a whole, or sell, assign, transfer or otherwise dispose of any of its properties or assets at a discount from the fair market value thereof;

            (i) Indebtedness; Liens. Repurchase, prepay or incur any indebtedness or guarantee any indebtedness of another person or entity or issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Target or any of its subsidiaries, enter into any "keep well" or other agreement to maintain any financial statement condition of another person or entity or enter into any arrangement having the economic effect of any of the foregoing, make any loans, advances (other than in respect of travel expenses advanced to employees in the ordinary course of business) or capital contributions to or investments in, any other person or entity, other than Target and any of its respective subsidiaries, or incur any Liens (excluding Permitted Liens).

            (j) Leases. Enter into any real estate or operating leases requiring payments in excess of $100,000 annually in the aggregate;

            (k) Payment of Obligations. Pay, discharge or satisfy in an amount in excess of $100,000 in any one case or $250,000 in the aggregate, any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) arising other than in the ordinary course of business, other than the payment, discharge or satisfaction of liabilities reflected or reserved against in the Target Financial Statements and the payment of reasonable professional fees related to the transactions contemplated by this Agreement;

            (l) Capital Expenditures. Incur or commit to incur any capital expenditures in excess of $300,000 in any one case, or $600,000 in the aggregate;

            (m) Insurance. Reduce in any material manner in any instance the amount of any insurance coverage provided by existing insurance policies as of the date hereof;

            (n) Termination or Waiver. Terminate or waive any right of substantial value other than upon notice to Acquiror and in the ordinary course of business and consistent with past practice;

            (o) Employee Benefits; Severance. Take any of the following actions:
(i) increase or agree to increase the compensation payable or to become payable to its officers or employees, except for increases in salary or wages of non-officer employees in the ordinary course of business and consistent with past practices, (ii) grant any severance or termination pay to, or enter into, modify or amend any employment or severance agreements with, any officer or employee, (iii) enter into any collective bargaining agreement, or (iv) establish, adopt, enter into, modify or amend (other than amendments required to maintain the present tax treatment of such plan or program) any bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, trust, fund, policy, agreement or arrangement for the benefit of any director, officer or employee;

            (p) Lawsuits. Commence a lawsuit or arbitration proceeding other than (i) for the routine collection of bills and other litigation not material to the business of Target and its

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

subsidiaries, taken as a whole, (ii) in such cases where it in good faith determines that failure to commence suit would result in the material impairment of a valuable asset of its business, provided that Target consults with Acquiror prior to the filing of such a suit, or (iii) for a breach of this Agreement;

            (q) Acquisitions. Except as set forth in Section 4.2(q) of the Target Disclosure Letter, directly or indirectly make, or agree to make or negotiate towards making, an Acquisition;

            (r) Taxes. Make any tax election other than in the ordinary course of business and consistent with past practice, change any tax election, adopt any tax accounting method other than in the ordinary course of business and consistent with past practice, change any tax accounting method, file any tax return (other than any required estimated tax returns, information returns, payroll tax returns or sales tax returns) or any amendment to a tax return, enter into any closing agreement, settle any tax claim or assessment or consent to any tax claim or assessment, provided that Acquiror shall not unreasonably withhold or delay approval of any of the foregoing actions;

            (s) Revaluation; Change of Fiscal Year. Revalue any of its assets, including without limitation writing down the value of inventory or writing of notes or accounts receivable other than in the ordinary course of business consistent with past practice, or change its fiscal year;

            (t) Accounts Payable and other Obligations. Prepay or otherwise accelerate the payment of, any accounts payable or other obligation (other than reasonable professional fees payable in connection with the transactions contemplated hereby) or, except as contested in good faith and provided that adequate reserves are established in accordance with GAAP, fail to pay any of its accounts payable or other obligations in a timely manner and otherwise in the ordinary course of business consistent with past practice; and

            (u) Other. Take or agree in writing or otherwise to take, any of the actions described in Sections 4.2(a) through (t) above, or any action that would make any of its representations or warranties contained in this Agreement untrue or incorrect in any material respect or prevent it from performing or cause it not to perform any of its covenants hereunder. (B) Acquiror shall not, without the prior written consent of Target, (i) make any amendments to Target's Certificate of Incorporation or Bylaws, except as shall not adversely affect the rights of holders of Acquiror Common Stock, or (ii) enter into any material contract, agreement, license, instrument, document or commitment which prevents or materially delays the consummation of the transactions contemplated by this Agreement.

4.3   NO CONTROL OF TARGET BUSINESS

      Nothing contained in this Agreement shall give Acquiror, directly or indirectly, the right to control or direct the Target's or its subsidiaries' operations prior to the Effective Time. Prior to the Effective Time, the Target shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its subsidiaries' operations.

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

4.4   NOTICES

      Target and its subsidiaries shall give all notices and other information required to be given to the employees of Target or its subsidiaries, any collective bargaining unit representing any group of employees of Target or its subsidiaries, and any applicable Governmental Entity under the National Labor Relations Act, the Code, and other applicable law in connection with the transactions provided for in this Agreement.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

5.1   NO SOLICITATION

            (a) Upon execution of this Agreement, Target shall immediately terminate any discussions with any Third Party concerning an Acquisition Proposal (as defined below). Target shall not, directly or indirectly, through any officer, director, employee, shareholder, financial advisor, attorney, representative, subsidiary or agent of such person or entity (i) take any action to solicit, initiate, facilitate, continue or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock or other securities (including by way of a tender offer) or similar transaction involving Target or any of its subsidiaries, other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to as an "Acquisition Proposal"), (ii) engage in negotiations or discussions (whether such discussions or negotiations are initiated by Target, such other person or entity or otherwise) concerning, or provide any non-public information to any person or entity relating to, any possible Acquisition Proposal, (iii) enter into an agreement with any person or entity providing for a possible Acquisition Proposal or make or authorize any statement, recommendation or solicitation in support of any possible Acquisition Proposal by any person or entity, in each case other than Acquiror, or (iv) agree to, enter into a letter of intent or similar document or recommend any Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent Target, or its Board of Directors, to the extent such Board of Directors determines, in good faith (after consultation with independent legal advisors), that such Board of Directors' fiduciary duties under applicable law require it to do so, from (A) furnishing non-public information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited, bona fide, written Acquisition Proposal obtained not in breach of this Agreement by such person or entity or recommending an unsolicited, bona fide, written Acquisition Proposal obtained not in breach of this Agreement by such person or entity to the shareholders of Target, if and only to the extent that (l) the Board of Directors of Target determines in good faith (after consultation with independent financial and legal advisors) that such Acquisition Proposal was obtained not in breach of this Agreement, is reasonably capable of being completed on the terms proposed and, after taking into account all relevant factors, including the long-term prospects of Acquiror and Target as a combined company, would, if consummated, result in a transaction more favorable to Target's shareholders from a financial point of view than the transaction contemplated by this Agreement (any such more favorable Acquisition Proposal being referred to in this Agreement as a "Superior Proposal") and the Board of Directors of Target determines in good faith (after consultation with independent legal advisors) that such action is necessary for such Board of Directors to comply

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

with its fiduciary duties to shareholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such person or entity, (x) such Board of Directors receives from such person or entity an executed confidentiality agreement with terms no less favorable to Target and no more favorable to such person or entity than those terms contained in the Confidentiality Agreement dated February 5, 2003 between Acquiror and Target (the "Confidentiality Agreement"), (y) such non-public information has been previously delivered to Acquiror, and (z) Target immediately advises Acquiror in writing of such disclosure or discussions or negotiations, including the person or entity to whom disclosed or with whom discussions or negotiations will occur; or (B) complying with Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal. Target shall ensure that the officers, directors and Affiliates of Target and its subsidiaries and any investment banker or other financial advisor or representative retained by Target or any of its subsidiaries are aware of the restrictions described in this Section 5.1. Without limiting the foregoing, it is understood that any violations of the restrictions set forth in this Section
5.1 by any officer, director, employee, financial advisor, attorney, representative, subsidiary or agent of Target, when acting on behalf of Target or any of its subsidiaries, shall be deemed to be a breach of this Section 5.1 by Target.

            (b) Target shall notify Acquiror immediately after receipt by Target (or its advisors) of any Acquisition Proposal or any request for non-public information in connection with an Acquisition Proposal or for access to the properties, books or records of Target or any of its subsidiaries by any person or entity that informs such party that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the person or entity and the terms and conditions of such proposal, inquiry or contact. Target shall continue to keep Acquiror informed, on a current basis, of the status of any such discussions or negotiations and the terms being discussed or negotiated.

            (c) In addition to the foregoing, Target shall not accept or enter into any agreement, letter of intent or similar document concerning an Acquisition Proposal for a period of not less than seventy-two hours after Acquiror's receipt of a notice of the material terms of such Acquisition Proposal and the identity of the person or entity making such Acquisition Proposal, and during such seventy-two hour period Target shall negotiate with Acquiror in good faith any proposal submitted to Target by Acquiror which addresses such Acquisition Proposal.

5.2   PROXY STATEMENT, REGISTRATION STATEMENT

            As promptly as practicable after the execution of this Agreement, Target and Acquiror shall prepare proxy materials relating to the adoption and approval of this Agreement and the Merger and the other transactions contemplated hereby by the shareholders of Target and, as promptly as practicable, Acquiror shall file with the SEC the Registration Statement, which complies in form in all material respects with applicable law and SEC requirements and each of Target and Acquiror shall use all commercially reasonable efforts to cause the Registration Statement to become effective as soon thereafter as practicable. Each of Target and Acquiror shall use all commercially reasonable efforts to respond as promptly as practicable to any comments of the SEC with respect thereto and to cause the Proxy Statement to be mailed to the shareholders of Target as promptly as practicable after the Registration Statement is declared effective under the Securities Act. Each of Target and Acquiror shall furnish all information concerning it (and its respective subsidiaries) to the other as may be reasonably requested in connection with any such action and the preparation, filing and distribution of the Registration Statement and the Proxy Statement. Each of Target and Acquiror shall promptly notify the other upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Registration Statement or the Proxy Statement and shall promptly provide the other with copies of all correspondence between it and its representatives, on the one hand, and the SEC and its staff, on the other hand. Notwithstanding the foregoing, prior to filing the Registration Statement (or any amendment or supplement thereto) or filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of Target and Acquiror, as the case may be, (a) shall provide the other party with a reasonable opportunity to review and comment on such document or response, (b) shall include in such document or response all comments reasonably proposed by such other party and (c) shall not file or mail such document or respond to the SEC prior to receiving such other party's approval, which approval shall not be unreasonably withheld or delayed. Subject to the provisions of Section 5.1, the Proxy Statement shall include the unanimous recommendation of the Board of Directors of Acquiror in favor of the issuance of shares of Acquiror Common Stock pursuant to the Merger and the unanimous recommendation of the Board of Directors of Target in favor of the Merger; provided that the recommendation of Target's Board of Directors may not be included or may be withdrawn if previously included if Target's Board of Directors believes in good faith (after consultation with independent financial and legal advisors) that a Superior Proposal has been made not in breach of this Agreement and shall determine in good faith (after consultation with independent legal advisors) that to include such recommendation or not withdraw such recommendation if previously included would constitute a breach of the Target's Board of Directors' fiduciary duty under applicable law.

5.3   SHAREHOLDERS MEETING

            Target shall promptly after the date hereof take all actions necessary to call a meeting of its shareholders to be held as promptly as practicable for the purpose of voting upon this Agreement and the Merger which meeting shall be held (to the extent permitted by law) within forty-five days of the date on which the Registration Statement is declared effective, provided that, Target may adjourn the Shareholder Meeting until such time as its conditions to the consummation of the transactions contemplated hereby set forth in Sections 6.1(b), (c), (d) and (e) and 6.2(c) hereof have been, or within two Business Days are reasonably expected to be, satisfied or waived by Target. Subject to Section 5.1, Target shall, through its Board of Directors, unanimously recommend to its shareholders approval of such matters. Target shall use all commercially reasonable efforts to solicit from its shareholders proxies, subject to Section 5.1, regarding such matters (whether or not the Board of Directors of Target shall have withdrawn or modified its recommendation of this Agreement or the Merger).

5.4   ACCESS TO INFORMATION

            (a) Target shall afford Acquiror and its accountants, counsel and other representatives, access during normal business hours and upon reasonable prior notice during the period prior to the Effective Time to (i) all of Target's and its subsidiaries' properties, books,

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

contracts, commitments and records, and (ii) all other information concerning the business, properties and personnel of Target and its subsidiaries as the other party may reasonably request. Target agrees to provide to Acquiror and its accountants, counsel and other representatives copies of available internal financial statements promptly upon request. Acquiror and its representatives shall keep such information confidential in accordance with the terms of the Confidentiality Agreement.

            (b) Subject to compliance with applicable law and the terms of the Confidentiality Agreement, from the date hereof until the Effective Time, the parties shall confer on a regular and frequent basis with one or more representatives of the other party to report operational matters of materiality and the general status of ongoing operations of the Target.

            (c) Acquiror and Target shall promptly furnish or make available to each other a copy of each report, schedule, registration statement or other document filed by it after the date of this Agreement pursuant to the requirements of Federal or state securities laws.

            (d) No information or knowledge obtained in any investigation pursuant to this Section 5.4 or otherwise shall affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

5.5   CONFIDENTIALITY

      The parties acknowledge that Acquiror and Target have previously executed the Confidentiality Agreement, which Confidentiality Agreement shall continue in full force and effect in accordance with its terms.

5.6   PUBLIC DISCLOSURE

      Unless otherwise permitted by this Agreement, Acquiror and Target shall consult with each other before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding the terms of this Agreement and the transactions contemplated hereby, and neither shall issue any such press release or make any such statement or disclosure without the prior written approval of the other (which approval shall not be unreasonably withheld or delayed), except as may be required by applicable law or to comply with the rules and regulations of the SEC or any obligations pursuant to any listing agreement with any national securities exchange or with Nasdaq, in which event, the party who is required to make disclosure shall notify the other party as soon as reasonably possible of the nature and timing of the required disclosure. Notwithstanding anything herein or in the Confidentiality Agreement to the contrary, any party to this Agreement (and their employees, representatives, or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement (the "Transactions") and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided, however, that this sentence shall not permit any disclosure that otherwise is prohibited by this Agreement (i) until the earlier of (x) the date of the public announcement of discussions relating to the Transactions, (y) the date of the public announcement of the Transactions, and (z) the date of the execution of an agreement (with or without conditions) to enter into the Transactions; or (ii) if such disclosure would result in a violation of federal or state securities laws; or (iii) to the extent not related to the tax aspects of the transaction. Moreover, nothing in this Agreement shall be construed to limit in any way any party's ability to consult any tax advisor regarding the tax treatment or tax structure of the Transactions.

5.7   CONSENTS; COOPERATION

            (a) Each of Acquiror and Target shall promptly apply for or otherwise seek, and use all commercially reasonable efforts to obtain, all consents and approvals (including, without limitation, all consents and approvals required by United States and foreign governmental or regulatory agencies) required to be obtained by it for the consummation of the Merger, including those required under HSR, and shall use all commercially reasonable efforts to obtain all necessary consents, waivers and approvals under, or to deliver notice of the Merger as required by, any of their respective material contracts in connection with the Merger for the assignment thereof or otherwise. The parties hereto will consult with, and provide the necessary information to, one another, in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to HSR or any other federal, state or foreign antitrust or fair trade law.

            (b) Each of Acquiror and Target shall use all commercially reasonable efforts to resolve such objections, if any, as may be asserted by any Governmental Entity with respect to the transactions contemplated by this Agreement under HSR, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Federal, state or foreign statutes, rules, regulations, orders or decrees that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade (collectively, "Antitrust Laws"). In connection therewith, if any administrative or judicial action or proceeding is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any Antitrust Law, each of Acquiror and Target shall cooperate and use all commercially reasonable efforts vigorously to contest and resist any such action or proceeding and to have vacated, lifted, reversed, or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent (each an "Order"), that is in effect and that prohibits, prevents, conditions or restricts consummation of the Merger or any such other transactions, unless by mutual agreement Acquiror and Target decide that litigation is not in their respective best interests. Notwithstanding the provisions of the immediately preceding sentence, it is expressly understood and agreed that neither Acquiror nor Target shall have any obligation to litigate or contest any administrative or judicial action or proceeding or any Order beyond the earlier of (i) September 30, 2003, or (ii) the date of a ruling preliminarily enjoining the Merger issued by a court of competent jurisdiction. Each of Acquiror and Target shall use all commercially reasonable efforts to take such action as may be required to cause the expiration of the notice periods under the HSR or other Antitrust Laws with respect to such transactions as promptly as possible after the execution of this Agreement.

            (c) Notwithstanding the foregoing, neither Acquiror nor Target shall be required to agree, as a condition to any approval, to accept any operational restriction or divest itself of or hold separate any subsidiary, division or business unit that is material to the business of such party and its subsidiaries, taken as a whole, or if such restriction, divestiture or holding separate would be reasonably likely to have a Material Adverse Effect on such party or result in a material adverse effect on the benefits intended to be derived as a result of the Merger.

5.8   SHAREHOLDER LISTS

      Section 5.8 of the Target Disclosure Letter sets forth a list of those persons or entities who are on the date hereof and who are anticipated at the time of the Shareholder Meeting to be, "affiliates" of Target within the meaning of Rule 145 under the Securities Act ("Rule 145"). Each such person or entity who is an "affiliate" of Target within the meaning of Rule 145 is referred to herein as an "Affiliate". Target shall provide such information and documents as Acquiror shall reasonably request for purposes of reviewing such list and shall notify Acquiror in writing regarding any change in the identity of its Affiliates prior to the Closing Date. Target shall use its commercially reasonable efforts to cause each person or entity who is identified as an Affiliate of Target to deliver to Acquiror, no less than twenty Business Days prior to the date of the Target Shareholders Meeting, a written agreement in connection with restrictions on Affiliates under Rule 145, in form attached hereto as Exhibit B.

5.9   INDEMNIFICATION

            (a) The Bylaws and Articles of Incorporation of the Surviving Corporation shall contain provisions no less favorable with respect to indemnification of present and former directors, officers and employees of Target than those set forth in Target's Bylaws and Articles of Incorporation on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder as of the Effective Time of individuals who at the Effective Time are present or former directors, officers or employees of Target, unless such modification is required after the Effective Time by applicable law.

            (b) From and after the Effective Time, the Surviving Corporation and the Acquiror jointly and severally shall indemnify and hold harmless each present and former director, officer and employee of Target (each, together with each such person's heirs, executors or administrators, an "Indemnified Party" and collectively, the "Indemnified Parties") against any costs or expenses (including, prior to the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party, to the fullest extent permitted by applicable law, reasonable attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (collectively, "Actions"), (i) arising out of or pertaining to the transactions contemplated by this Agreement, or (ii) otherwise with respect to any acts or omissions occurring at or prior to the Effective Time, in each case, only to the extent provided in Target's Articles of Incorporation or By-Laws as in effect on the date hereof, in each case for a period of six years after the Effective Time; provided, however, that, any claim or claims for indemnification in accordance with this Section 5.9(b) shall continue until the disposition of any such claims. In the event of any Action (whether arising before or after the Effective Time), the Indemnified Parties shall promptly notify the Surviving Corporation in writing, and the Surviving Corporation shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Parties. The Indemnified Parties shall have the right to employ separate counsel, in any such Action and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Parties unless (A) the Surviving Corporation has agreed to pay such fees and expenses, (B) the Surviving Corporation shall have failed to assume the defense of such Action, or (C) the named parties to any such Action (including any impleaded parties) include both the Surviving Corporation and the Indemnified Parties and such Indemnified Parties shall have been reasonably advised in writing by counsel that there may be one or more legal defenses available to the Indemnified Parties which are in conflict with those available to the Surviving Corporation. In the event such Indemnified Parties employ separate counsel at the expense of the Surviving Corporation pursuant to clauses (B) or (C) of the previous sentence, (w) any counsel retained by the Indemnified Parties for any period after the Effective Time shall be reasonably satisfactory to the Surviving Corporation; (x) the Indemnified Parties as a group may retain only one law firm to represent them in each applicable jurisdiction with respect to any single Action unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties, in which case each Indemnified Person with respect to whom such a conflict exists (or group of such Indemnified Persons who among them have no such conflict) may retain one separate law firm in each applicable jurisdiction; (y) after the Effective Time, the Surviving Corporation shall pay the reasonable fees and expenses of such counsel, promptly after statements therefore are received; and (z) the Surviving Corporation will cooperate in the defense of any such Action. Neither the Acquiror nor the Surviving Corporation shall be liable for any settlement of any such Action effected without their prior written consent.

            (c) For a period of six years after the Effective Time, Acquiror and the Surviving Corporation shall use commercially reasonable efforts to cause to be maintained in effect directors and officers liability insurance covering those persons who are currently covered by policies of directors and officers liability insurance maintained by Target on terms substantially similar to those applicable under such current policies with respect to claims arising from and related to facts or events which occurred at or before the Effective Time provided, however, that in no event will Acquiror or the Surviving Corporation be required to expend in excess of $300,000 in the aggregate (i.e. for six years coverage) for such coverage (or such coverage as is available for such $300,000).
            (d) In the event Acquiror, the Surviving Corporation or any successor to Acquiror or the Surviving Corporation (i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties or assets to any person or entity, then, and in each case, proper provision shall be made so that the successors of the Acquiror or the Surviving Corporation honor the obligations of the Acquiror and the Surviving Corporation set forth in this Section 5.9.

            (e) The provisions of this Section 5.9 shall survive the consummation of the Merger and expressly are intended to benefit each of the Indemnified Parties.

5.10  IRREVOCABLE PROXIES, LOCK-UP AGREEMENTS

      (a) Target shall use its best efforts, on behalf of Acquiror and pursuant to the request of Acquiror, to cause J.H. Donnan, James N. Donnan, Marcia R. Donnan, Russell E. Donnan, Todd A. Neiberger, Abdul Rajput, Robert J. Terry, CIVC Fund, L.P., and BCI Growth V, L.P. to

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

execute and deliver to Acquiror, a Voting Agreement in the form of Exhibit C attached hereto (each, a "Voting Agreement") concurrently with the execution and delivery of this Agreement.

      (b) Target shall use its best efforts, on behalf of Acquiror and pursuant to the request of Acquiror, to cause J.H. Donnan, James N. Donnan, Marcia R. Donnan, and Russell E. Donnan to execute and deliver to Acquiror, a Lock-Up Agreement in the form of Exhibit D attached hereto (each, a "Lock-up Agreement") concurrently with the execution and delivery of this Agreement.

      (c) Target shall use its best efforts, on behalf of Acquiror and pursuant to the request of Acquiror, to cause each of J.H. Donnan, James N. Donnan, Russell E. Donnan, and Todd A. Neiberger (the "Key Employees") to execute and deliver to Acquiror, an Employment Agreement in form and substance acceptable to Acquiror (each, an "Employment Agreement") concurrently with the execution and delivery of this Agreement.

      (d) Acquiror and Target shall use their commercially reasonable efforts to cause the employees listed on Exhibit E to execute and deliver to Acquiror, an Employment Agreement in form and substance acceptable to Acquiror on or before the Closing Date.

5.11  NOTIFICATION OF CERTAIN MATTERS

      Target shall give prompt notice to Acquiror, and Acquiror shall give prompt notice to Target, of (a) any event or occurrence of which could reasonably be expected to have a Material Adverse Effect or to cause any representation or warranty by such party contained in this Agreement to be materially untrue or inaccurate, or (b) any failure of Target, Acquiror or Merger Sub, as the case may be, materially to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this
Section 5.11 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice; and provided further that failure to give such notice shall not be treated as a breach of covenant for the purposes of this Agreement unless the failure to give such notice results in material prejudice to the other party.

5.12  STOCK OPTIONS AND STOCK PURCHASE PLAN

            (a) At the Effective Time, the Target Stock Option Plans and each outstanding option to purchase shares of Target Common Stock under the Target Stock Option Plans, whether vested or unvested, shall be, and they hereby are, assumed by Acquiror. Section 5.12 of the Target Disclosure Letter sets forth a true and correct schedule (the "Option Schedule") as of the date hereof (and as of the Closing Date) of all holders of outstanding options under the Target Stock Option Plans, the number of shares of Target Common Stock subject to each such option, the exercise or vesting schedule of each such option, the exercise price per share of each such option, and the term of each such option. Each such option so assumed by Acquiror under this Agreement shall continue to have, and be subject to, the same terms and conditions set forth in (1) the Target Stock Option Plans, (2) the terms and conditions of each grant and (3) the option agreements evidencing, or other agreements relating to, such options (the items set forth clauses (2) and (3), an "Option Agreement") immediately prior to the Effective Time, except that (i) such option shall be exercisable for that number of whole shares of Acquiror Common Stock equal to the product of the number of shares of Target Common Stock that were issuable upon exercise of such option immediately prior to the Effective Time multiplied by the quotient (such quotient, the "Option Ratio") of $17.50 divided by the quotient of $3.50 divided by the Exchange Ratio, and rounded to the nearest whole number of shares of Acquiror Common Stock, (ii) the per share exercise price for the shares of Acquiror Common Stock issuable upon exercise of such option shall be equal to the quotient determined by dividing the exercise price per share of Target Common Stock at which such option was exercisable immediately prior to the Effective Time, by the Option Ratio, rounded to the nearest whole cent, and (iii) in the case of only the May 2001 options, such options shall be fully vested and exercisable. The following is an illustrative example for a Target stock option for 50 shares of Target Common Stock with an exercise price of $10.00 per share and assuming an Average Stock Price of $24.00:

                Exchange Ratio: $3.50 / $24.00 = 0.1458
                Option Ratio: $17.50 / ($3.50 / 0.1458) = 0.7291
                Adjusted number of shares: 50 x 0.7291 = 36 shares Adjusted exercise price: $10.00 / 0.7291 = $13.72

            (b) The options so assumed by Acquiror are intended to qualify following the Effective Time as incentive stock options as defined in Section 422 of the Code to the extent such options qualified as incentive stock options prior to the Effective Time. As soon as practicable, and in any event within thirty days, after the Effective Time, Acquiror will issue to each person whose option was assumed in accordance with this Section 5.12, a document evidencing the foregoing assumption of such option by Acquiror. Acquiror shall take all corporate action necessary to reserve and make available for issuance a sufficient number of shares of Acquiror Common Stock for delivery under Target Stock Options assumed in accordance with this Section 5.12. Within twenty Business Days after the Effective Time, Acquiror shall file a registration statement on Form S-8 (or any successor or other appropriate forms) which will register the shares of Acquiror Common Stock subject to assumed options to the extent permitted by Federal securities laws and shall use its commercially reasonable efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such options remain outstanding.

            (c) Outstanding purchase rights under the Target ESPP shall be exercised immediately prior to the Effective Time, and each participant in the Target ESPP accordingly shall be issued shares of Target Common Stock at that time in accordance with the terms and conditions of this Section 5.12(c) and the Target ESPP, which shares of Target Common Stock shall be converted into the right to receive shares of Acquiror Common Stock in the Merger in accordance with the terms hereof. On or prior to the Effective Time, Target shall have taken all action necessary to terminate the Target ESPP on the last Business Day of the pay period immediately preceding the Effective Time (such Business Day, the "ESPP Termination Date"), and, for all purposes, notwithstanding the terms of the Target ESPP, no purchase rights shall be granted or exercised under the Target ESPP subsequent to the ESPP Termination Date.

5.13  LISTING OF ADDITIONAL SHARES

      Prior to the Effective Time, Acquiror shall file with Nasdaq National Market a Notification Form for Listing of Additional Shares with respect to the shares of Acquiror Common Stock referred to in Section 6.1(d) below.

5.14  ADDITIONAL AGREEMENTS

      Each of the parties agrees to use all commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, subject to the appropriate vote of shareholders of Target described in Section 6.1(a), including cooperating fully with the other party, including by provision of information. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full title to all properties, assets, rights, approvals, immunities and franchises of either of the constituent corporations, the proper officers and directors of each party to this Agreement shall take all such necessary action.

5.15  EMPLOYEE BENEFITS

            (a) Except as may be provided in the Employment Agreements with any employee, for the first year following the Effective Time while employed by the Surviving Corporation or Acquiror, employees of the Surviving Corporation or Acquiror who were employees of Target at the Effective Time will each (i) receive base wages, benefits, stock options and other incentives at rates and in amounts no less favorable, in the aggregate, to such employees than are paid to other employees of Acquiror at equivalent levels, (ii) be eligible for participation in Acquiror's bonus plan at levels that, at a minimum, equal the bonuses for which such employees were eligible immediately prior to the Effective Time, and (iii) not have their respective annual base salaries reduced below their annual base salaries in effect on date of this Agreement.

            (b) For purposes of determining eligibility to participate, vesting and accrual or entitlement to benefits where length of service is relevant under any employee benefit plan or arrangement of Acquiror or the Surviving Corporation, employees of Target and its subsidiaries as of the Effective Time shall receive service credit for service with Acquiror for all past service during such person's employment with Target (subject to offsets for previously accrued benefits and no duplication of benefits).

5.16  FINANCIAL STATEMENTS

      Target shall cooperate with Acquiror in all reasonable respects in connection with the preparation and filing with the SEC of the Registration Statement and Proxy Statement (and any amendment or supplement to either thereof). Without limiting the foregoing, Target shall (a) prepare interim financial statements for Target and its subsidiaries ("Interim Financials"), if required in connection with the Registration Statement or Proxy Statement that are suitable for inclusion by Acquiror in the Public Filings (as defined below), including compliance with the applicable provisions of Regulation S-X, (b) use its best efforts to obtain written consents of its independent public accountants, when required, with respect to the Target Financial Statements and any Interim Financials so that such financial statements can be used in registration statements filed under the Securities Act and reports under the Securities Exchange Act ("Public Filings"), issued or filed by Acquiror, and (c) cooperate with Acquiror so Acquiror can obtain information sufficient for Acquiror to comply with the requirements of the Management's Discussion and Analysis portion of the Public Filings, as it may relate to Target and its subsidiaries.

                                   ARTICLE VI

                            CONDITIONS TO THE MERGER

6.1   CONDITIONS TO OBLIGATIONS OF EACH PARTY TO EFFECT THE MERGER

            The respective obligations of each party to this Agreement to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by agreement of all the parties hereto:

            (a) Shareholder Approval. This Agreement and the Merger shall have been approved and adopted by the holders of at least two-thirds of the shares of Target Common Stock outstanding as of the record date set for the Shareholder Meeting.

            (b) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction, or other valid and binding legal or regulatory restraint or prohibition of a Governmental Entity, preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by a Governmental Entity seeking any of the foregoing be pending; nor shall there be any action taken, nor any statute, rule or regulation enacted, enforced or deemed applicable to the Merger, by a Governmental Entity, which makes the consummation of the Merger illegal. In the event an injunction or other order shall have been issued, each party agrees to use its commercially reasonable efforts to have such injunction or other order lifted.

            (c) Governmental Approval. Acquiror and Target and their respective subsidiaries shall have timely obtained from each Governmental Entity all approvals, authorizations, consents, clearances, waivers and consents that are either Acquiror Governmental Approvals or Target Governmental Approvals.

            (d) Listing of Additional Shares. The filing with the Nasdaq National Market of a Notification Form for Listing of Additional Shares with respect to the shares of Acquiror Common Stock issuable to holders of Target Common Stock and Target stock options in connection with the Merger shall have been made.

            (e) Registration Statement. The Registration Statement shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings by a Governmental Entity seeking a stop order. The Proxy Statement shall have been delivered to the shareholders of Target in accordance with the requirements of the Securities Act and the Exchange Act.

6.2   ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF TARGET

            The obligations of Target to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by Target:

            (a) Representations, Warranties and Covenants. (i) The representations and warranties of Acquiror in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by a reference to materiality, which representations and warranties as so qualified shall be true in all respects) on and as of the Effective Time as though such representations and warranties were made on and as of such time except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date, and (ii) Acquiror and Merger Sub shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by them as of the Effective Time.

            (b) Certificate of Acquiror. Target shall have been provided with a certificate executed on behalf of Acquiror by an executive officer of Acquiror to the effect that, as of the Effective Time, the conditions set forth in
Section 6.2(a) have been satisfied.

            (c) No Litigation. There shall not be pending any suit, action or proceeding brought by any Governmental Entity seeking (i) to prohibit or limit in any material respect the ownership or operation by Target, Acquiror or any of their respective Affiliates of a material portion of the business or assets of Target and its subsidiaries, taken as a whole, or of Acquiror and its subsidiaries, taken as a whole, or to require any such entity to dispose of or hold separate any material portion of the business or assets of Target and its subsidiaries, taken as a whole, or of Acquiror and its subsidiaries, taken as a whole, as a result of the Merger, or (ii) to prohibit Acquiror or any of its affiliates from effectively controlling in any material respect a material portion of the business or operations of Target or its subsidiaries.

            (d) Market Closure. There shall not have occurred and be continuing a general suspension of trading in securities on the Nasdaq National Market, nor such a general suspension of at least two consecutive Business Days during the five Business Days immediately preceding the Effective Time.

6.3   ADDITIONAL CONDITIONS TO THE OBLIGATIONS OF ACQUIROR AND MERGER SUB

            The obligations of Acquiror and Merger Sub to consummate and effect this Agreement and the transactions contemplated hereby shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by Acquiror:

            (a) Representations, Warranties and Covenants. (i) The representations and warranties of Target in this Agreement shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by a reference to materiality, which representations and warranties as so qualified shall be true in all respects) on and as of the Effective Time as though such representations and warranties were made on and as of such time except that the accuracy of representations and warranties that by their terms speak as of a specified date will be determined as of such date, and
(ii) Target shall have performed and complied in all material respects with all covenants, obligations and conditions of this Agreement required to be performed and complied with by it as of the Effective Time.

            (b) Certificate of Target. Acquiror shall have been provided with a certificate executed on behalf of Target by an executive officer of Target to the effect that, as of the Effective Time, the conditions set forth in Section 6.3(a) have been satisfied.

            (c) No Material Adverse Changes. Since December 31, 2002, there shall not have occurred any material adverse change in the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, businesses, operations or results of operations of Target and its subsidiaries taken as a whole.

            (d) Resignation of Directors. The directors of Target and each of Target's subsidiaries in office immediately prior to the Effective Time shall have resigned as directors of Target and each of Target's subsidiaries effective as of the Effective Time.

            (e) No Litigation. There shall not be pending any suit, action or proceeding brought by any Governmental Entity seeking (i) to prohibit or limit in any material respect the ownership or operation by Target, Acquiror or any of their respective Affiliates of a material portion of the business or assets of Target and its subsidiaries, taken as a whole, or of Acquiror and its subsidiaries, taken as a whole, or to require any such entity to dispose of or hold separate any material portion of the business or assets of Target and its subsidiaries, taken as a whole, or of Acquiror and its subsidiaries, taken as a whole, as a result of the Merger, (ii) to prohibit Acquiror or any of its Affiliates from effectively controlling in any material respect a material portion of the business or operations of Target or its subsidiaries, or (iii) to impose material limitations on the ability of Acquiror or any of its Affiliates to acquire or hold, or exercise full rights of ownership of, any shares of Target Common Stock, including the right to vote the Target Common Stock on all matters properly presented to the shareholders of Target.

            (f) Affiliate Agreements. Acquiror shall have received the written agreements from Rule 145 Affiliates of Target as described in Section 5.8.

            (g) Force Majeure. There shall not have occurred and be continuing
(i) any general suspension of trading in, or limitation on prices for, securities in either the New York Stock Exchange or the Nasdaq National Market for a period in excess of three hours (excluding suspensions in limitations resulting solely from physical damage or interference with such exchanges not related to market conditions), (ii) any decline in the Nasdaq composite index by an amount in excess of 25% measured from the close of business on the date of this Agreement or (iii) a general suspension of trading in, or limitation on prices for, securities on the Nasdaq National Market for a period of at least two consecutive Business Days during the five Business Days immediately preceding the Effective Time. There shall not have occurred any armed hostilities or other national or international calamity, or one or more acts of terrorism, which has had or could reasonably be expected to result in a Material Adverse Effect with respect to Target and its subsidiaries.

            (h) Voting Agreements. The Voting Agreements shall have been executed on the date hereof and continue in full force and effect.

            (i) Lock-up Agreements. The Lock-Up Agreements shall have been executed on the date hereof and continue in full force and effect.

            (j) Consents. Target shall have obtained or made all consents, approvals, actions, orders authorizations, registrations, declarations, announcements and filings contemplated by Section 2.3. With respect to the agreements set forth on Schedule 6.3(j) of the Target Disclosure Letter, Acquiror and the parties to such agreements shall have entered into written agreements which shall provide for the assignment, consent to change of control, cancellation or other resolution of the status of such agreements upon the consummation of the transactions contemplated herein, acceptable to Acquiror in its sole discretion.

            (k) Employment Agreements. The Employment Agreements with each of the Key Employees shall have been executed on the date hereof and continue in full force and effect.

            (l) FIRPTA Certificate. Acquiror shall have received a statement meeting the requirements of Treasury Regulation Section 1.1445-2(c)(3) that neither Target nor any of its subsidiaries is a United States real property holding corporation.

            (m) CIVC Agreements. The CIVC Agreements shall have been duly terminated without payment or penalty.

            (n) Experian Consent. The consent to assignment of or change of control with respect to the three Affiliate Services Agreements with Experian Information Solutions, Inc. obtained from Experian Information Solutions, Inc. shall continue to be in full effect;

                                   ARTICLE VII

                 TERMINATION, EXPENSES, AMENDMENT AND WAIVER

7.1   TERMINATION

      This Agreement may be terminated at any time prior to the Effective Time (with respect to Sections 7.1(b) through 7.1(j), by written notice by the terminating party to the other party), whether before or after approval of the matters presented in connection with the Merger by the shareholders of Target:

            (a) by mutual written consent of Target and Acquiror;

            (b) by either Target or Acquiror, if the Merger shall not have been consummated by October 31, 2003 (the "Outside Date") (provided that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been a significant cause of or resulted in the failure of the Merger to occur on or before the Outside Date);

            (c) by Acquiror, if the consent to assignment of or change of control obtained with respect to the three Affiliate Services Agreements with Experian Information Solutions, Inc.

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

obtained from Experian Information Solutions, Inc. ceases to be in full effect at any time prior to the Effective Time;

            (d) by either Acquiror or Target, if a Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other nonappealable final action, in each case, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger;

            (e) by either Acquiror or Target, if at the Shareholder Meeting (including any adjournment or postponement), the requisite vote of the shareholders of Target in favor of this Agreement and the Merger (the "Target Shareholder Approval") shall not have been obtained (provided that the right to terminate this Agreement under this Section 7.1(e) shall not be available to Target where the failure to obtain Target Shareholder Approval shall have been caused by the action or failure to act of Target and such action or failure to act constitutes a material breach by Target of this Agreement or shall have been caused by a breach of any Voting Agreement). A material breach by Target of Sections 5.1, 5.2 or 5.3 hereof will constitute a material breach hereunder;

            (f) by Acquiror, if (i) the Board of Directors of Target shall have withdrawn or modified its recommendation of this Agreement or the Merger in a manner adverse to Acquiror; (ii) the Board of Directors of Target fails to reaffirm its recommendation of this Agreement or the Merger within ten Business Days after Acquiror requests in writing that such recommendation be reaffirmed at any time following the public announcement of an Acquisition Proposal; (iii) the Board of Directors of Target shall have recommended to the shareholders of Target an Alternative Transaction; (iv) a tender offer or exchange offer for 15% or more of the outstanding shares of Target Common Stock is commenced (other than by Acquiror or an affiliate of Acquiror) and the Board of Directors of Target shall not have sent to its security holders pursuant to Rule 14e-2 within forty-five days after such tender or exchange offer is first published, sent or given, a statement disclosing that Target recommends rejection of such tender or exchange offer; or (v) for any other reason Target fails to call and hold the Shareholder Meeting in accordance with Section 5.3 hereof;

            (g) by Acquiror, if any representation or warranty of Target shall have become untrue such that the condition set forth in Section 6.3(a) (i) would not be satisfied (a "Target Terminating Change"), or by Target, if any representation or warranty of Acquiror and Merger Sub shall have become untrue such that the condition set forth in Section 6.2(a)(i) would not be satisfied (an "Acquiror Terminating Change" and together with a Target Terminating Change, a "Terminating Change"); provided, however, that if any such Terminating Change is curable prior to the date first established by Target for the Shareholder Meeting to occur through the exercise of Target's or Acquiror's commercially reasonable efforts, as the case may be, and for so long as Target or Acquiror, as the case may be, continues to exercise such commercially reasonable efforts, neither Acquiror nor Target, respectively, may terminate this Agreement under this Section 7.1(g) until at least fifteen days (or the remaining number of days prior to the Outside Date, if shorter) have elapsed following receipt of the written notice of termination pursuant to this Section 7.1(g);

            (h) by Target or Acquiror, if there has been a breach of any covenant or agreement on the part of the other party set forth in this Agreement, which breach (i) would cause the condition set forth in Section 6.2(a)(ii) (in the case of termination by Target) or in

6.3(a)(ii) (in the case of termination by Acquiror) not to be satisfied, and
(ii) except in the case of a breach of any covenant or agreement set forth in
Section 5.1 (as to which breach this clause (ii) shall not be applicable), shall not have been cured within fifteen days (or prior to the Outside Date, if earlier) following receipt by the breaching party of written notice of such breach from the other party;

            (i) by Target, if it accepts or proposes to accept, or recommends to shareholders, a Superior Proposal; provided that simultaneously with such termination Target complies with Section 7.2(b)(ii) hereof; or

            (j) by Target, if (i) the Average Stock Price is less than $23.85,
(ii) at or before 5:00 P.M. (Eastern Time) on the date which is two trading days (on the Nasdaq National Market) prior to the Shareholder Meeting and Target delivers to Acquiror written notice, subject to the following clause (iii), terminating this Agreement (the "Target's Notice") and such Target's Notice is not withdrawn in writing prior to the Shareholder Meeting and (iii) Acquiror has not agreed, by written notice to Target (the "Acquiror's Notice") given at or before 5:00 P.M. (Eastern Time) one trading day prior to the Shareholder Meeting, to convert, in the Merger, each share of Target Common Stock (other than any shares of Target Common Stock to be canceled pursuant to Section 1.6(c) or any shares of Target Common Stock to which dissenters' rights have been exercised pursuant to Section 1.6(g)) into the right to receive the Cash Consideration Per Share and the fraction of one fully paid and non-assessable share of Acquiror Common Stock (subject to Section 1.6(f) hereof) equal to, at minimum, a fraction (rounded to four decimal places, with the number five and below being rounded down), the numerator of which is $3.50 and the denominator of which is the Average Stock Price. In the event that Acquiror delivers an Acquiror's Notice, Target shall not have the right to terminate this Agreement pursuant to this Section 7.1(j), and the Target's Notice shall have no force or effect.

7.2   EFFECT OF TERMINATION

      In the event of termination of this Agreement as provided in Section 7.1, this Agreement shall forthwith become void, the Merger shall be abandoned and there shall be no liability or obligation on the part of Acquiror, Merger Sub or Target or their respective officers, directors, shareholders or other Affiliates, except as otherwise set forth in Section 7.3 and except to the extent that such termination results from the intentional breach by a party hereto of any of its representations, warranties or covenants set forth in this Agreement (in which case the nonbreaching party may seek any and all remedies available to it under applicable law); provided that, the provisions of Section 5.5, Section 7.3 and this Section 7.2 shall remain in full force and effect and survive any termination of this Agreement.

            (a) Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Merger is consummated; provided, however, that Acquiror and Target shall share equally any fees imposed by a governmental agency in connection with filings under HSR and all fees and expenses, other than their respective accountants and attorneys' fees, incurred in relation to the filing and printing of the Proxy Statement (including any related preliminary materials) and the Registration Statement (including financial statements and exhibits) and any amendments or supplements; provided, further, that Acquiror shall pay the SEC registration fee with respect to the Registration

Statement and that Target shall bear the expenses of mailing the Proxy Statement and any other materials to its shareholders.

            (b) Target shall pay Acquiror a termination fee of $3,500,000 in immediately available funds (i) within two Business Days after the termination of this Agreement by Acquiror pursuant to Section 7.1(f) or (ii) simultaneously with the termination of this Agreement by Target pursuant to Section 7.1(i).

            (c) Acquiror shall pay Target's out-of-pocket expenses (in an amount not to exceed $750,000) incurred in connection with this Agreement (and the transactions contemplated hereby), including the fees and expenses of financial advisors, accountants and legal counsel and printing and filing and mailing fees and expenses (collectively, "Termination Expenses"), in immediately available funds within two Business Days following termination of this Agreement by Target pursuant to Section 7.1(g) or Section 7.1(h), and Target shall pay Acquiror's and Merger Sub's Termination Expenses (in an amount not to exceed $750,000) in immediately available funds within two Business Days following termination of this Agreement by Acquiror pursuant to Section 7.1(g) or Section 7.1(h).

7.3   AMENDMENT

      This Agreement may be amended by the parties hereto by action taken by or on behalf of their respective boards of directors at any time prior to the Effective Time; provided, however, that, after the Target Shareholder Approval, no amendment may be made which by applicable law requires further approval by such shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

7.4   EXTENSION; WAIVER

      At any time prior to the Effective Time any party hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

8.1   EFFECTIVENESS OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS

            Except as otherwise provided in this Section 8.1, the representations, warranties, covenants and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made (or knowledge obtained) by or on behalf of any other party hereto, any person or entity controlling any such party or any of their officers, directors or representatives, whether prior to or after the execution of this Agreement. The representations, warranties and agreements in this Agreement and in the Target Disclosure Letter and the Acquiror Disclosure Letter shall terminate at the earlier to occur of the Effective Time or upon the termination of this Agreement pursuant to Article VII, except that the covenants and agreements set forth in Article I, Section 5.9, Section 5.11, Section 5.12, Section 5.14 and Section 5.15 shall survive the Effective Date and the covenants and agreements set forth in Section 5.5,
Section 7.2 and Section 7.3 shall survive such termination.

8.2   NOTICES

      All notices and other communications hereunder shall be in writing and shall be deemed given when actually received if delivered personally, or by commercial delivery service, or mailed by registered or certified mail (return receipt requested), or sent via facsimile (with confirmation of receipt), to the parties at the following address (or at such other address for a party as shall be specified by like notice)

            (a)   if to Acquiror or Merger Sub, to:
                  Kroll Inc.
                  900 Third Avenue
                  New York, New York 10022
                  Attention:  General Counsel
                  Facsimile No.:    (212) 750-5628
                  Telephone No.:    (212) 833-3392
                  with a copy to:
                  Gibson, Dunn & Crutcher LLP
                  200 Park Avenue
                  New York, New York 10166
                  Attention:  Steven R. Shoemate, Esq.
                  Facsimile No.:    (212) 351-4035
                  Telephone No.:    (212) 351-4000

                  Factual Data Corp.
                  5200 Hahns Peak Drive
                  Loveland, Colorado 80528
                  Attention:  Chief Executive Officer
                  Facsimile No.: (800) 929-3400
                  Telephone No.: (970) 663-5700
                  with a copy to:

                  Jones & Keller P.C.
                  1625 Broadway, Suite 1600
                  Denver, Colorado 80202
                  Attention:  Samuel E. Wing, Esq.
                  Facsimile No.: (303) 573-0769
                  Telephone No.: (303) 573-1600

8.3   INTERPRETATION

      When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. The words "include", "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation". In this Agreement, any reference to any event, change, condition or effect being "material" with respect to any entity or group of entities means any material event, change, condition or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, operations or results of operations of such entity or group of entities. In this Agreement, any reference to a party's "knowledge" means such party's actual knowledge after due and diligent inquiry of officers, directors and other employees of such party and its subsidiaries reasonably believed to have knowledge of such matters. The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. The phrases "the date of this Agreement", "the date hereof", and terms of similar import, unless the context otherwise requires, shall be deemed to refer to the date set forth on the cover page of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.4   COUNTERPARTS

      This Agreement may be executed by facsimile signature and in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

8.5   ENTIRE AGREEMENT, NO THIRD PARTY BENEFICIARIES

      This Agreement, and the documents and instruments and other agreements specifically referred to herein or delivered pursuant hereto, including the Exhibits, the Schedules, including the Target Disclosure Letter and the Acquiror Disclosure Letter (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, except for the Confidentiality Agreement, which shall continue in full force and effect, and shall survive any termination of this Agreement or the Closing, in accordance with its terms, and (b) do not, and are not intended to, confer upon any other person or entity any rights or remedies hereunder or otherwise, except for the rights of the holders of Target Common Stock to receive the consideration set forth in Article I, and except for the provisions of Section 5.9.

8.6   SEVERABILITY

      In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

8.7   REMEDIES CUMULATIVE

      Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

8.8   GOVERNING LAW

      Except to the extent that the laws of Colorado are mandatorily applicable to the Merger, this Agreement shall be construed in accordance with and this Agreement and any disputes or controversies related hereto shall be governed by the laws of the State of Delaware without regard to applicable principles of conflicts of law that would apply the laws of any other jurisdiction. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any court located within the State of Delaware, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of Delaware for such persons and waives and covenants not to assert or plead any objection that they might otherwise have to such jurisdiction and such process. Each of the parties to this Agreement hereby irrevocably and unconditionally, to the extent such party is not otherwise subject to service of process in the State of Delaware, appoints RL&F Service Corp. which is located at One Rodney Square, 10th Floor, Tenth and King Streets, in the City of Wilmington, County of New Castle, 19801, as such party's agent in the State of Delaware for acceptance of legal process in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein and agrees that service made on any such agent shall have the same legal force and effect as if served upon such party personally within the State of Delaware.

8.9   ASSIGNMENT

      Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns.

8.10  RULES OF CONSTRUCTION

      The parties hereto agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

8.11  WAIVER OF JURY TRIAL

      Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such party understands and has considered the implications of this waiver, (iii) each such party makes this waiver voluntarily, and (iv) each such party has been induced to enter into this Agreement by, among other things, the waivers and certifications in this Section 8.11.

      IN WITNESS WHEREOF, Target, Acquiror and Merger Sub have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, all on the date first written above.

                               FACTUAL DATA CORP.



                              By:  /s/_______________________
                              Name:
                              Title:

                              KROLL INC.



                              By: /s/________________________
                              Name:
                              Title:


                              GOLDEN MOUNTAIN ACQUISITION CORPORATION



                              By: /s/ ________________________
                              Name:
                              Title:



             SIGNATURE PAGE TO AGREEMENT AND PLAN OF REORGANIZATION

                                   SCHEDULE A

                                   DEFINITIONS

"Acquiror" shall have the meaning set forth in the Preamble hereof.

"Acquiror Common Stock" shall have the meaning set forth in Section 1.6(c)(ii).

"Acquiror Disclosure Letter" shall have the meaning set forth in the first paragraph of Article III hereof.

"Acquiror Governmental Approvals" shall have the meaning set forth in Section 3.3(c) hereof.

"Acquiror Governmental Licenses" shall have the meaning set forth in Section 3.3(c) hereof. "Acquiror SEC Documents" means each statement, report, registration statement (with the prospectus in the form filed pursuant to Rule 424(b) of the Securities Act), definitive proxy statement, and other filings filed with the SEC by Acquiror since January 1, 2001.

"Acquiror's Notice" shall have the meaning set forth in Section 7.1(j) hereof.

"Acquiror Terminating Change" shall have the meaning set forth in Section 7.1(g) hereof.

"Acquisition" shall have the meaning set forth in Section 2.5(c) hereof.

"Acquisition Proposal" shall have the meaning set forth in Section 5.1(a) hereof.

"Actions" shall have the meaning set forth in Section 5.9(b) hereof.

"Affiliate(s)" shall have the meaning set forth in Section 5.8 hereof.

"Agreement" shall have the meaning set forth in the Preamble hereof. "Alternative Transaction" means either (i) a transaction pursuant to which any person or entity (or group of persons or entities) other than Acquiror or its respective affiliates a "Third Party"), acquires more than 15% of the outstanding shares of Target Common Stock pursuant to a tender offer or exchange offer or otherwise, (ii) a merger or other business combination involving Target pursuant to which any Third Party acquires more than 15% of the outstanding equity securities of Target or the entity surviving such merger or business combination, (iii) any other transaction pursuant to which any Third Party acquires control of assets (including for this purpose the outstanding equity securities of subsidiaries of Target, and the entity surviving any merger or business combination including any of them) of Target and its subsidiaries having a fair market value (as determined by the Board of Directors of Acquiror in good faith) equal to more than 15% of the fair market value of all the assets of Target and its subsidiaries, taken as a whole, immediately prior to such transaction, or (iv) any public announcement by a Third Party of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

"Antitrust Laws" shall have the meaning set forth in Section 5.7(b) hereof.

"Articles of Merger" shall have the meaning set forth in Section 1.1 hereof.

"Average Stock Price" shall mean the volume weighted average price of Acquiror Common Stock on the Nasdaq National Market for the twenty consecutive trading days ending three trading days prior to the date of the vote taken in respect of the Merger at the Shareholder Meeting as calculated on the VAP screen on the Bloomberg Professional(TM) Service and shown as VWAP for such period, as adjusted for any stock split, recapitalization, reorganization or other similar corporate transaction.

"Benefit Plans" shall have the meaning set forth in Section 2.15 hereof.

 "Business Day" shall mean a day other than a Saturday or Sunday or other day on which commercial banks in New York, New York are authorized or required to close.

"Cash Consideration Per Share" shall have the meaning set forth in Section 1.6(c)(ii) hereof.

"CERCLA" shall have the meaning set forth in Section 2.13 hereof.

"Certificates" shall have the meaning set forth in Section 1.7(b) hereof.

"CIVC Agreements" means that certain Investors Agreement by and among J.H. Donnan, Marcia Donnan, James Donnan, Russell Donnan and CIVC Fund, L.P., and that certain Voting Agreement among the same parties.

"Closing" shall have the meaning set forth in Section 1.2 hereof.

"Closing Date" shall have the meaning set forth in Section 1.2 hereof.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Colorado Law" shall have the meaning set forth in Section 1.1 hereof.

"Confidentiality Agreement" shall have the meaning set forth in Section 5.1(a) hereof.

"Contract" shall have the meaning set forth in Section 4.2(c) hereof.

"Developed Software" means all computer programs developed by or for Target or its subsidiaries and currently utilized in a product or service offering of Target or its subsidiaries, in each format and medium in which such computer programs is recorded or stored, including: (i) all source and all object code versions of such programs; (ii) all design specifications, flow chats, programmers' notes, tests and test results; (iii) all documentation of the features of such software; and (iv) all associated instruction manuals, documentation and supporting material made available to users of the software.

"Dissenting Shares" shall have the meaning set forth in Section 1.6(g) hereof.

"Effective Date" shall have the meaning set forth in Section 1.2 hereof.

"Effective Time" shall have the meaning set forth in Section 1.2 hereof.

"Employee Obligation" shall have the meaning set forth in Section 2.16(i) hereof.

"Employment Agreement" shall have the meaning set forth in Section 5.10(c) hereof.

"Environmental Claims" shall have the meaning set forth in Section 2.13 hereof.

"Environmental Laws" shall have the meaning set forth in Section 2.13 hereof.

"Environmental Permits" shall have the meaning set forth in Section 2.13 hereof.

"ERISA" shall have the meaning set forth in Section 2.15 hereof.

"ERISA Plan" shall have the meaning set forth in Section 2.15 hereof.

"ESPP Termination Date" shall have the meaning set forth in Section 5.12(c) hereof.

"Exchange Act" shall have the meaning set forth in Section 2.3(c) hereof.

"Exchange Agent" shall have the meaning set forth in Section 1.7(a) hereof.

"Exchange Fund" shall have the meaning set forth in Section 1.7(a) hereof.

"Exchange Ratio" shall have the meaning set forth in Section 1.6(c)(ii) hereof.

"GAAP" shall have the meaning set forth in Section 2.4(b) hereof.

"Governmental Entity" shall mean the collective reference to any court of competent jurisdiction, administrative agency, tribunal, authority, commission or other governmental or administrative agency, authority or instrumentality, whether Federal, state, local or foreign.

"HSR" shall have the meaning set forth in Section 2.3(c) hereof.

"Indemnified Parties" shall have the meaning set forth in Section 5.9(b) hereof.

"Intellectual Property" shall mean (I) any and all subject matter that is entitled to protection of rights under (i) patent law; (ii) copyright law (including moral rights); (iii) trademark law (including common law protection);
(iv) design patent or industrial design law; (v) semi-conductor chip or mask work law; or (vi) any other statutory provision or common law principle in any jurisdiction, including legal provisions governing the protection of confidential information and trade secrets, which may provide a right in any of ideas, formulae, algorithms, computer programs, data, databases, concepts, inventions, know-how, business methods, brands or indicia of the source of goods and services or the expression or use of such ideas, formulae, algorithms, computer programs, data, databases, concepts, inventions, know-how, business methods, brands or indicia of the source of goods or services and (II) all registrations and applications for registration of the subject matter identified in (I) above.

"Interim Financials" shall have the meaning set forth in Section 5.16 hereof.

"IRCA" shall have the meaning set forth in Section 2.16(e) hereof.

"Key Employees" shall have the meaning set forth in Section 5.10(c) hereof.

"knowledge" shall have the meaning set forth in Section 8.3 hereof.

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

"Lien" shall mean any mortgage, charge, security interest, encumbrance, claim, or other lien of any kind or nature whatsoever.

"Lock-Up Agreement" shall have the meaning set forth in Section 5.10(b) hereof.

"material" shall have the meaning set forth in Section 8.3 hereof.

"Material Adverse Effect" with respect to any entity or group of entities means any event, change, condition or effect that is materially adverse to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, businesses, operations or results of operations of such entity and its subsidiaries, taken as a whole.

"Merger" shall have the meaning set forth in Section A of the Recitals hereof.

"Merger Consideration" shall have the meaning set forth in Section 1.6(g) hereof.

"Merger Sub" shall have the meaning set forth in the Preamble hereof.

"Non-U.S. Benefit Plan" shall mean all Benefit Plans, contracts and arrangements (statutory, regulatory or otherwise) covering or applicable to non-U.S. employees of Target or any of its subsidiaries.

"Offering Period" shall have the meaning set forth in Section 2.2(b) hereof.

"Option Agreement" shall have the meaning set forth in Section 5.12(a) hereof.

"Option Ratio" shall have the meaning set forth in Section 5.12(a) hereof.

"Option Schedule" shall have the meaning set forth in Section 5.12(a) hereof.

"Order" shall have the meaning set forth in Section 5.7(b) hereof.

"Outside Date" shall have the meaning set forth in Section 7.1(b) hereof.

"Permitted Liens" shall mean (a) Liens for taxes, assessments or other governmental charges not delinquent or being contested in good faith and by appropriate proceedings and with respect to which proper reserves have been taken; (b) deposits or pledges to secure obligations under worker's compensation, social security or similar laws, or under unemployment insurance;
(c) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), eases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business;
(d) judgment Liens that have been stayed or bonded; and (e) mechanics', workers', materialmen's or other like Liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith.

"Per Share Consideration" shall have the meaning set forth in Section 1.6(c)(ii) hereof.

"Plan of Reorganization" shall have the meaning set forth in Section 1.10 hereof.

"Prohibited Transaction" shall have the meaning set forth in Section 2.15(e) hereof.

"Proxy Statement" shall have the meaning set forth in Section 2.22 hereof.

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

"Public Filings" shall have the meaning set forth in Section 5.16 hereof.

"RCP" shall have the meaning set forth in Section 2.24 hereof. "RCRA" shall have the meaning set forth in Section 2.13 hereof.

"Registration Statement" shall have the meaning set forth in Section 2.22 hereof.

"Required Intellectual Property" shall have the meaning set forth in Section 2.12(d) hereof.

"Rule 145" shall have the meaning set forth in Section 5.8 hereof.

"SEC" shall have the meaning set forth in Section 2.3(c) hereof.

"Securities Act" shall have the meaning set froth in Section 2.4(a) hereof.

"Shareholder Meeting" shall have the meaning set forth in Section 2.22 hereof.

"Superior Proposal" shall have the meaning set forth in Section 5.1(a) hereof.

"Surviving Corporation" shall have the meaning set forth in Section 1.1 hereof.

"Target" shall have the meaning set forth in the Preamble hereof.

"Target Authorizations" shall have the meaning set forth in Section 2.10 hereof.

"Target Balance Sheet" shall have the meaning set forth in Section 2.4(b) hereof.

"Target Balance Sheet Date" shall have the meaning set forth in Section 2.5 hereof.

"Target Benefit Plan" shall have the meaning set forth in Section 2.15 hereof.

"Target Common Stock" shall have the meaning set forth in Section B of the Recitals hereof.

"Target Contracts" shall have the meaning set forth in Section 2.7(b) hereof.

"Target Disclosure Letter" shall have the meaning set forth in the first paragraph of Article II hereof.

"Target ESPP" shall have the meaning set forth in Section 2.2(b) hereof.

"Target Financial Statements" shall have the meaning set forth in Section 2.4(b) hereof.

"Target Governmental Approvals" shall have the meaning set forth in Section 2.3(c) hereof.

"Target Governmental Licenses" shall have the meaning set forth in Section 2.3(c) hereof.

"Target Intellectual Property" shall have the meaning set forth in Section 2.12(a) hereof.

"Target SEC Documents" shall have the meaning set forth in Section 2.4(a) hereof.

"Target Shareholder Approval" shall have the meaning set forth in Section 7.1(e) hereof.

"Target's Notice" shall have the meaning set forth in Section 7.1(j) hereof.

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

"Target Stock Option Plans" shall have the meaning set forth in Section 1.6(d) hereof.

"Target Terminating Change" shall have the meaning set forth in Section 7.1(g) hereof.

"taxes" shall have the meaning set forth in Section 2.14(k) hereof.

"tax returns" shall have the meaning set forth in Section 2.14(k) hereof.

"Terminating Change" shall have the meaning set forth in Section 7.1(g) hereof.

"Termination Expenses" shall have the meaning set forth in Section 7.2(c) hereof.

"Third Party" shall have the meaning set forth in the definition of Alternative Transaction.

"Transactions" shall have the meaning set forth in Section 5.6 hereof.

"Unperfected Shares" shall have the meaning set forth in Section 1.6(g) hereof.

"Voting Agreement" shall have the meaning set forth in Section 5.10(a) hereof.


                                      * * *

                                     ANNEX B

                      OPINION OF ROTH CAPITAL PARTNERS, LLC


                                  June 23, 2003

Board of Directors
Factual Data Corp.
5200 Hahns Peak Drive
Loveland, CO 80538

Gentlemen:

We understand that Factual Data Corp. (the "Company"), Kroll Inc., a Delaware corporation ("Parent"), and Golden Mountain Acquisition Corporation, a Colorado corporation and an indirect wholly owned Subsidiary of Parent ("Purchaser"), propose to enter into an Agreement and Plan of Reorganization substantially in the form of the draft dated June 19, 2003 (the "Merger Agreement"). The Merger Agreement provides, among other things and subject to the terms and conditions thereof, for the exchange of all of the issued and outstanding shares of the common stock, no par value, of the Company (the "Company Common Stock") (the "Transaction"). Pursuant to the Merger Agreement, the Purchaser shall be merged with and into the Company, with each then issued and outstanding share of Company Common Stock being converted into the right to receive $17.50 per share payable to the seller in $14.00 per share of cash and $3.50 per share of common stock of the Parent.

You have asked us to advise you with respect to the fairness from a financial point of view to the holders of the outstanding shares of Company Common Stock of the consideration to be received by the holders of Company Common Stock pursuant to the Transaction.

For purposes of the opinion set forth herein, we have, among other things:

      (i) reviewed certain publicly available financial statements and other information of the Company and Parent (including their respective annual report filed on Form 10-K for each of the year ended December 31, 2002, and quarterly report filed on Form 10-Q for the quarter ended March 31, 2003);

      (ii) reviewed certain internal financial statements and projections relating to earnings and cash flow (the "Projections") and other financial and operating data concerning the Company prepared by the management of the Company;

      (iii) discussed with management of the Company and Parent the historical and current operations, financial condition and prospects and strategic objectives of the Company and Parent;

      (iv) participated in certain discussions among representatives of each of the Company and Parent regarding their assessment of the strategic rationale for, and the potential benefits of, the Transaction;

      (v) reviewed the draft Merger Agreement described above and certain related documents; and

      (vi) the most recent equity analyst reports covering the Company and Parent.

In conducting our review and arriving at our opinion, we have, with your consent, assumed and relied upon the accuracy and completeness of all financial and other information discussed with or provided to us by the Company or Parent or which is publicly available. We have not undertaken any responsibility for the accuracy, completeness or reasonableness of, or to independently verify, such information. We have further relied on the assurances of management of the Company that they are not aware of any facts that would make any of the information reviewed by us inaccurate, incomplete or misleading in any respect. We have, with your consent, assumed that the Projections and other information provided to us by the management of the Company were reasonably prepared by such management reflecting the best currently available estimates and good faith judgments of such management as to the future financial performance of the Company, and such Projections and other information provide a reasonable basis for our opinion. We have not been engaged to assess the achievability of any projections or the assumptions on which they were based, and we express no view as to such projections or assumptions. As you are aware, Parent did not make available to us its forecast of future financial performance of Parent. Accordingly, our review of such matters, with your consent, was limited to discussions with the senior management of Parent of certain publicly available research analyst estimates for Parent. In addition, we have not assumed any responsibility for any independent valuation or appraisal of the assets or liabilities of the Company or Parent, nor have we been furnished with any such valuation or appraisal. You have informed us, and we have assumed, that the Transaction will be consummated in accordance with the terms set forth in the draft Merger Agreement and in compliance with the applicable provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, and all other applicable federal, state and local statutes, rules, regulations and ordinances.

We have assumed that the representations and warranties of each party in the draft Merger Agreement are true and correct, that each party will perform all covenants and agreements required to be performed by it under such agreement and that all conditions to the consummation of the Transaction will be satisfied without waiver thereof. We have further assumed that the final form of the Merger Agreement will be the same in all material respects as the draft Merger Agreement. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the draft Merger Agreement will be obtained and that, in the course of obtaining any of those consents and approvals, no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Transaction.

We were not requested to consider, and our opinion does not in any manner address, the relative merits of the Transaction as compared to any alternative business strategies that might exist for the Company or the effects of any other transaction in which the Company might engage. Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us on, the date hereof. It should be understood that although subsequent developments may affect our opinion, we do not have any obligation to update, revise or reaffirm our opinion and we expressly disclaim any responsibility to do so.

In arriving at our opinion, we considered the following circumstances, among others:

      (i)   the cyclical nature of the Company's business;

      (ii)  the concentration of Company revenues reliant on mortgage services;

      (iii) the historical market prices and trading activity of the common stock of the Company and Parent;

      (iv) the financial performance and condition of the Company and Parent and the reported prices and trading activity of the common stock of the Company and Parent compared with that of certain other comparable publicly traded companies;

      (v) publicly available information regarding the financial terms of certain transactions comparable, in whole or in part, to the Transaction;

      (vi)  discounted cash flow analyses based on the Projections;

      (vii) such other information, and performed such other analyses, as we have deemed appropriate; and

      (viii) the potential of the Company to enhance common stockholders value through the Transaction.

We have acted as financial advisor to the Company in connection with this transaction and will receive a fee for our services, a portion which is payable upon closing of the Transaction. No portion of RCP's fee is contingent upon the conclusions reached in our Opinion.

This letter is solely for the information of the Board of Directors of the Company in its consideration of the Transaction and may not be relied on by any other person, used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent, except that this letter may be reproduced in its entirety, if required, in proxy statement filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, provided that this letter is reproduced in such proxy statement in full and that any description of or reference to us or summary of this letter in such proxy statement will be in a form reasonably acceptable to us and our counsel. In furnishing this opinion, we do not admit that we are experts within the meaning of the term "experts" as used in the Securities Act and the rules and regulations thereunder, nor do we admit that this opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act.

Roth Capital Partners, LLC ("RCP"), as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. RCP may provide investment banking services to the Company in the future. RCP provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including derivatives, of the Company or Parent for its own account and for the accounts of customers.

This letter does not constitute a recommendation to any holder of Company Common Stock as to whether such holder should vote in favor of the Merger.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion that as of the date hereof, the consideration to be received by the holders of Company Common Stock pursuant to the Transaction is fair from a financial point of view to the holders of Company Common Stock.

Very truly yours,


/s/Roth Capital Partners, LLC

                                     ANNEX C

(I)   DISSENTERS' RIGHTS UNDER THE COLORADO BUSINESS CORPORATION ACT

7-113-101.  DEFINITIONS

For purposes of this article:

      (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

      (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

      (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

      (4) "Fair value", with respect to a dissenters' shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

      (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

      (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

      (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102.  RIGHT TO DISSENT

      (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

            (a) Consummation of a plan of merger to which the corporation is a party if:

                  (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

                  (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

            (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

            (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

            (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

      (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, [FN1] or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

            (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

            (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

            (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

      (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

            (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

            (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

            (c)   Cash in lieu of fractional shares; or

            (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

      (2)   Deleted by Laws 1996, H.B. 96-1285,Section 30, eff. June 1, 1996.

      (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

      (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

      (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103.  DISSENT BY NOMINEES AND BENEFICIAL OWNERS

      (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

      (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

            (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

            (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

      (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201.  NOTICE OF DISSENTERS' RIGHTS

      (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection
            (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

      (2)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection
            (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

7-113-202.  NOTICE OF INTENT TO DEMAND PAYMENT

      (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

            (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

            (b) Not vote the shares in favor of the proposed corporate action.

      (2)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2) a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

      (3)   A shareholder who does not satisfy the requirements of subsection
            (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203.  DISSENTERS' NOTICE

      (1)   If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

      (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

            (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

            (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

            (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

            (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

            (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

            (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

            (g)   e accompanied by a copy of this article.

7-113-204.  PROCEDURE TO DEMAND PAYMENT

      (1) A shareholder who is given a dissenters' notice pursuant to section 7-113- 203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

            (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

            (b) Deposit the shareholder's certificates for certificated shares.

      (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

      (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

      (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205.  UNCERTIFICATED SHARES

      (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

      (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206.  PAYMENT

      (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

      (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

            (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

            (b) A statement of the corporation's estimate of the fair value of the shares;

            (c)   An explanation of how the interest was calculated;

            (d) A statement of the dissenters' right to demand payment under section 7- 113-209; and

            (e)   A copy of this article.

7-113-207.  FAILURE TO TAKE ACTION

      (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

      (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208.  SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT
            OF PROPOSED CORPORATE ACTION

      (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenters' payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

      (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

SECTION7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

      (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

            (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

            (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

            (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

      (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301.  COURT ACTION

      (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

      (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

      (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

      (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

      (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302.  COURT COSTS AND COUNSEL FEES

      (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

      (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

            (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

            (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

       (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                               FACTUAL DATA CORP.
                              5200 HAHNS PEAK DRIVE
                            LOVELAND, COLORADO 80538

                                                                     PRELIMINARY

                                                                         COPY OF
                                                                      PROXY CARD

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         DIRECTORS OF FACTUAL DATA CORP.

      The undersigned shareholder of Factual Data Corp. hereby appoints J.H. Donnan and Todd Neiberger, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent, and to vote as designated on the reverse side, all the shares of common stock of the Company held of record by the undersigned on _________, 2003 at the Special Meeting of Shareholders of the Company, to be held at the Company's conference room at 5200 Hahns Peak Drive, Loveland, Colorado 80538, on _________, 2003 at 10:00 a.m., Mountain Time and at all adjournments or postponements thereof upon the following matters, as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, each dated ________, 2003, copies of which have been received by the undersigned, hereby revoking any proxy heretofore given.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION AND THE TRANSACTIONS CONTEMPLATED THEREBY.

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE AGREEMENT AND PLAN OF REORGANIZATION.

      1. Proposal to approve and adopt the Agreement and Plan of Reorganization, dated June 23, 2003, by and among Kroll Inc., Golden Mountain Acquisition Corporation, and the Company, as heretofore and hereafter amended, and the merger and the other transactions contemplated thereby:

               //   FOR       / /   AGAINST         / /   ABSTAIN

      2. The proxies are hereby authorized to vote in their discretion upon all other business as may properly come before the Special Meeting.

                                     Please sign your name exactly as it appears on this proxy. If the shares represented by this proxy are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If the shareholder is a partnership, please sign in partnership name by authorized person.

DATED:___________________ 2003      ____________________________________
                                     SIGNATURE

DATED:___________________ 2003      ____________________________________
                                     SIGNATURE IF HELD JOINTLY

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.